  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 30, 1998.

                                             1933 ACT REGISTRATION NO. 333-16611
                                             1940 ACT REGISTRATION NO. 811-07943
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                --------------

                                   FORM N-1A

      REGISTRATION STATEMENT UNDER THE
       SECURITIES ACT OF 1933            [_]
      Pre-Effective Amendment No.        [_]
      Post-Effective Amendment No. 3     [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE
       INVESTMENT COMPANY ACT OF 1940    [_]
      Amendment No. 3                    [X]

                        (Check appropriate box or boxes)

                                --------------

                      NUVEEN FLAGSHIP MULTISTATE TRUST III
               (Exact name of Registrant as Specified in Charter)

  333 West Wacker Drive, Chicago,                      60606
              Illinois
  (Address of Principal Executive                   (Zip Code)
              Office)

       Registrant's Telephone Number, including Area Code: (312) 917-7700

                                              With a copy to:
  Gifford R. Zimmerman, Esq.--Vice            Thomas S. Harman
    President and Secretary
       333 West Wacker Drive             Morgan Lewis & Bockius LLP
      Chicago, Illinois 60606               1800 M. Street, N.W.
   (Name and Address of Agent for          Washington, D.C. 20036
              Service)

It is proposed that this filing will become effective (check appropriate box):

[X]
  Immediately upon filing pursu-        [_]on (date) pursuant to paragraph
  ant to paragraph (b)                     (a)(1)
                                           75 days after filing pursuant to
  on September 30, 1998 pursuant           paragraph (a)(2)
  to paragraph (b)
                                        [_]
[_]

[_]  60 days after filing pursuant         [_] on (date) pursuant to paragraph
     to paragraph (a)(1)                       (a)(2) of Rule 485.

If appropriate, check the following box:
[_] This post-effective amendment designates a new effective date for a previ-ously filed post-effective amendment.

                                    CONTENTS

                                       OF

                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                               FILE NO. 333-16611

                                      AND

                             REGISTRATION STATEMENT

                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                               FILE NO. 811-07943

    This Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Cross-Reference Sheet

                 Part A-The Prospectus

                 Part B-The Statement of Additional Information

                 Copy of Annual Reports to Shareholders (the financial
                  statements from which are incorporated by reference into the Statement of Additional Information)

                 Part C-Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

                               PART A--PROSPECTUS

                      NUVEEN FLAGSHIP MULTISTATE TRUST III

                             333 West Wacker Drive

                            Chicago, Illinois 60606

NUVEEN
Municipal
Bond Funds

September 30, 1998

Prospectus

Dependable, tax-free income
to help you keep more of
what you earn.



[PHOTO APPEARS HERE]

Georgia

Louisiana

North Carolina

Tennessee


NOT FDIC-  May lose value
INSURED    No bank guarantee

Like all mutual fund shares these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Section 1  The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction                                                                                          1
 .......................................................................................................

Nuveen Flagship Georgia Municipal Bond Fund                                                           2
 .......................................................................................................
Nuveen Flagship Louisiana Municipal Bond Fund                                                         4
 .......................................................................................................
Nuveen Flagship North Carolina Municipal Bond Fund                                                    6
 .......................................................................................................
Nuveen Flagship Tennessee Municipal Bond Fund                                                         8
 .......................................................................................................

Section 2   How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                                                10
 .......................................................................................................
Management Fees                                                                                      10
 .......................................................................................................
What Securities We Invest In                                                                         11
 .......................................................................................................
How We Select Investments                                                                            12
 .......................................................................................................
What the Risks Are                                                                                   12
 .......................................................................................................
How We Manage Risk                                                                                   13
 .......................................................................................................

Section 3   How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

How to Choose a Share Class                                                                          15
 .......................................................................................................
How to Reduce Your Sales Charge                                                                      17
 .......................................................................................................
How to Buy Shares                                                                                    17
 .......................................................................................................
Systematic Investing                                                                                 18
 .......................................................................................................
Systematic Withdrawal                                                                                19
 .......................................................................................................
Special Services                                                                                     19
 .......................................................................................................
How to Sell Shares                                                                                   20
 .......................................................................................................

Section 4   General Information

This section summarizes the funds' distribution policies and other general fund information.

Distributions and Taxes                                                                              22
 .......................................................................................................
Distribution and Service Plans                                                                       23
 .......................................................................................................
Net Asset Value                                                                                      24
 .......................................................................................................
Fund Service Providers                                                                               24
 .......................................................................................................

Section 5   Financial Highlights

This section provides the funds' financial performance for the past 5 years.                         25
 .......................................................................................................
Appendix    Additional State Information                                                             29
 .......................................................................................................

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

 . Investment Strategy

 . Risks

 . Fees, Charges
  and Expenses

 . Shareholder
  Instructions

 . Performance and
  Current Portfolio
  Information

                                                          September 30, 1998

Section 1  The Funds



Nuveen Flagship Georgia Municipal Bond Fund

Nuveen Flagship Louisiana Municipal Bond Fund

Nuveen Flagship North Carolina Municipal Bond Fund

Nuveen Flagship Tennessee Municipal Bond Fund


Prospectus

This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

To learn more about how Nuveen Mutual Funds can help you achieve your financial goals, talk with your financial adviser. Or call us at (800) 257-8787 for more information.

A Century of Investment Experience

Since our founding in 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth.

                                                         Section 1  The Funds  1

Nuveen Flagship Georgia Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Georgia bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

 . Earn regular monthly tax-free dividends;

 . Preserve investment capital over time;

 . Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 . Pursue an aggressive, high-growth investment strategy;

 . Invest through an IRA or 401(k) plan;

 . Avoid fluctuations in share price.

How the Fund Has Performed

The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser/SM/ for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Total Returns/1/
                             [BAR CHART APPEARS HERE]

                              Class A Annual Returns

1988    12.5%
1989     8.6%
1990     6.6%
1991    11.7%
1992     7.9%
1993    11.7%
1994    -6.1%
1995    17.0%
1996     3.8%
1997    11.9%


During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 6.96% and -5.67%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.


                    Average Annual Total Returns for
                  the Periods Ending December 31, 1997
                  ....................................

Class               1 Year        5 Year       10 Year
------------------------------------------------------
Class A (Offer)      7.19%         6.42%         7.91%
Class A (NAV)       11.86%         7.33%         8.37%
Class B              7.19%         6.57%         7.90%
Class C             11.18%         6.69%         7.75%
Class R             11.69%         7.29%         8.35%
LB Market
 Benchmark/2/        9.19%         7.36%         8.58%
Lipper
 Peer Group/3/       9.15%         6.93%         8.41%

2  Section 1   The Funds

What are the Costs of Investing?




Shareholder Transaction Expenses/4/

Paid Directly From Your Investment
Share Class                                   A        B       C       R/5/
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed
 on Purchases                              4.20%/6/    None    None    None
 ................................................................................
Maximum Sales Charge Imposed
 on Reinvested Dividends                     None      None    None    None
 ................................................................................
Exchange Fees                                None      None    None    None
 ................................................................................
Deferred Sales Charge/7/                     None/8/   5%/9/   1%/10/  None
 ................................................................................
Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                    A       B       C       R
--------------------------------------------------------------------------------

Management Fees                               .55%    .55%    .55%    .55%
 ................................................................................

12b-1 Distribution and Service Fees           .20%    .95%    .75%     --%
 ................................................................................
Other Expenses                                .12%    .12%    .12%    .12%
--------------------------------------------------------------------------------

Total Annual Fund Operating
---------------------------
Expenses Gross+                               .87%   1.62%   1.42%    .67%
--------------

+After Expense Reimbursements
-----------------------------
 ................................................................................
Reimbursements                               (.21%)  (.24%)  (.21%)  (.22%)
--------------------------------------------------------------------------------
 ................................................................................

Total Annual Fund Operating Expense Net       .66%   1.38%   1.21%    .45%
--------------------------------------------------------------------------------
 ................................................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                         Redemption                        No Redemption
Share Class       A       B       C      R            A       B       C      R
-------------------------------------------------------------------------------
 1 Year         $  505  $  560  $  145  $ 68       $  505  $  165  $  145  $ 68
 ...............................................................................
 3 Years        $  686  $  830  $  449  $214       $  686  $  511  $  449  $214
 ...............................................................................
 5 Years        $  882  $  996  $  776  $373       $  882  $  881  $  776  $373
 ...............................................................................
10 Years        $1,448  $1,721  $1,702  $835       $1,448  $1,721  $1,702  $835
 ...............................................................................


How the Fund Is Invested (as of 5/31/98)

 Portfolio Statistics

Weighted Average Maturity                                            21.3 years
 ................................................................................
Weighted Average Duration                                             8.4 years
 ................................................................................
Weighted Average Credit Quality                                              AA
 ................................................................................
Number of Issues                                                             91
 ................................................................................


  Credit Quality
AAA                                                                          59%
 ................................................................................
AA                                                                           15%
 ................................................................................
A                                                                            22%
 ................................................................................
BBB                                                                           4%
 ................................................................................

  Industry Diversification (Top 5)


                           [PIE CHART APPEARS HERE]

          Tax Obligation Limited   (18%)
          Other                    (30%)
          Housing - Single-Family  (10%)
          Health Care               (9%)
          U.S. Guaranteed          (20%)
          Housing - Multi Family   (13%)


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 1.89%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Georgia Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7. As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                          Section 1  The Funds 3

                 Nuveen Flagship Louisiana Municipal Bond Fund


Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Louisiana bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
 .  Earn regular monthly tax-free dividends;
 .  Preserve investment capital over time;
 .  Reduce taxes on investment income;
 .  Set aside money systematically for
    retirement, estate planning or college funding.
You should not invest in this fund if you seek to:
 .  Pursue an aggressive, high-growth
    investment strategy;
 .  Invest through an IRA or 401(k) plan;
 .  Avoid fluctuations in share price.

How the Fund Has Performed

The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser/SM/ for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past eight years as well as annualized fund, peer group and market benchmark returns for the one-, five-year and inception periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past eight years (and consequently, the potential rewards and risks of a fund investment).

Total Returns/1/

                            Class A Annual Returns

1990     7.2%
1991    13.8%
1992     9.0%
1993    13.2%
1994    -6.2%
1995    18.8%
1996     4.8%
1997     9.7%


From inception in September 1989 to December 31, 1997, the highest and lowest quarterly returns were 7.34% and -5.86%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.



                                               Average Annual Total Returns for
                                            the Periods Ending December 31, 1997
                                            ....................................
Class                                1 Year            5 Year          Inception
--------------------------------------------------------------------------------

Class A (Offer)                       5.09%             6.82%             8.18%
Class A (NAV)                         9.73%             7.74%             8.74%
Class B                               4.94%             6.96%             8.14%
Class C                               9.24%             7.15%             8.15%
Class R                              10.01%             7.79%             8.78%
--------------------------------------------------------------------------------
LB Market
 Benchmark/2/                         9.19%             7.36%             8.36%
Lipper
 Peer Group/3/                        8.66%             6.79%             7.99%

4  Section 1  The Funds

What are the Costs of Investing?




 Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                  A         B       C      R/5/
--------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                              4.20%/6/    None    None    None
 ..........................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                       None    None    None    None
 ..........................................................................
Exchange Fees                                 None    None    None    None
 ..........................................................................
Deferred Sales Charge/7/                   None/8/   5%/9/   1%/10/   None
 ..........................................................................

 Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                   A        B       C       R
--------------------------------------------------------------------------
Management Fees                               .55%    .55%    .55%    .55%
 ...........................................................................
12b-1 Distribution and Service Fees           .20%    .95%    .75%      N%
 ...........................................................................
Other Expenses                                .13%    .12%    .12%    .12%
 ...........................................................................
Total Annual Fund Operating
Expenses--Gross+                               .88%   1.62%   1.42%    .67%

+ After Expense Reimbursements
 ...........................................................................
Reimbursements                                (.13%)  (.17%)  (.13%)  (.15%)
 ...........................................................................
Total Annual Fund Operating Expenses--Net      .75%   1.45%   1.29%    .52%
 ...........................................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                                     Redemption                               No Redemption

Share Class              A           B           C          R          A           B           C        R
---------------------------------------------------------------------------------------------------------
1 Year                $  506      $  560      $  145      $ 68      $  506      $  165      $  145    $ 68
 ..........................................................................................................
3 Years               $  689      $  830      $  449      $214      $  689      $  511      $  449    $214
 ..........................................................................................................
5 Years               $  887      $  996      $  776      $373      $  887      $  881      $  776    $373
 ..........................................................................................................
10 Years              $1,459      $1,724      $1,702      $835      $1,459      $1,724      $1,702    $835
 ..........................................................................................................

How the Fund Is Invested (as of 5/31/98)

  Portfolio Statistics

Weighted Average Maturity                                             21.7 years
 ................................................................................
Weighted Average Duration                                              7.7 years
 ................................................................................
Weighted Average Credit Quality                                              AA+
 ................................................................................
Number of Issues                                                              77
 ................................................................................

  Credit Quality

AAA                                                                          71%
 ................................................................................
AA                                                                            8%
 ................................................................................
A                                                                            12%
 ................................................................................
BBB/NR                                                                        9%
 ................................................................................

  Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

Other                         (33%)
Housing-Single Family         (12%)
Health Care                   (18%)
U.S. Guaranteed               (11%)
Tax Obligation-General        (14%)
Tax Obligation-Limited        (12%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.55%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Louisiana Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7. As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                        Section 1  The Funds  5

Nuveen Flagship North Carolina Municipal Bond Fund


Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in North Carolina bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

 . Earn regular monthly tax-free dividends;
 . Preserve investment capital over time;
 . Reduce taxes on investment income;
 . Set aside money systematically for
   retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 . Pursue an aggressive, high-growth investment strategy;
 . Invest through an IRA or 401(k) plan;
 . Avoid fluctuations in share price.


How the Fund Has Performed

The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser/SM/ for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Total Returns/1/
                             [BAR CHART APPEARS HERE]

                              Class A Annual Returns

                                  1988      12.6%
                                  1989      10.1%
                                  1990       5.8%
                                  1991      11.7%
                                  1992       8.8%
                                  1993      11.3%
                                  1994      -5.6%
                                  1995      15.5%
                                  1996       3.0%
                                  1997       8.9%

During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 5.83% and -5.32%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                    Average Annual Total Returns for
                  the Periods Ending December 31, 1997
                  ....................................
Class               1 Year        5 Year       10 Year
------------------------------------------------------
Class A (Offer)      4.32%         5.43%         7.57%
Class A (NAV)        8.89%         6.34%         8.03%
Class B              4.12%         5.57%         7.57%
Class C              8.19%         5.72%         7.42%
Class R              9.07%         6.38%         8.05%
------------------------------------------------------
LB Market
 Benchmark/2/        9.19%         7.36%         8.58%
Lipper
 Peer Group/3/       8.84%         6.56%         7.78%

6  Section 1   The Funds

What are the Costs of Investing?


Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                A         B      C       R/5/
------------------------------------------------------------------------
 Maximum Sales Charge Imposed
 on Purchases                             4.20%/6/  None   None     None
 ........................................................................
 Maximum Sales Charge Imposed
 on Reinvested Dividends                   None     None   None     None
 ........................................................................
 Exchange Fees                             None     None   None     None
 ........................................................................
 Deferred Sales Charge/7/                  None/8/  5%/9/  1%/10/   None
 ........................................................................

 Annual Fund Operating Expenses/11/

 Paid From Fund Assets

 Share Class                               A         B      C       R
------------------------------------------------------------------------
 Management Fees                           .55%     .55%   .55%     .55%
 ........................................................................
 12b-1 Distribution and Service Fees       .20%     .95%   .75%      --%
 ........................................................................
 Other Expenses                            .11%     .11%   .11%     .11%
 ........................................................................
 Total Operating Expenses                  .86%    1.61%  1.41%     .66%
 ........................................................................


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                                     Redemption                               No Redemption
Share Class               A           B           C          R          A           B           C     R
----------------------------------------------------------------------------------------------------------
 1 Year                $  504      $  559      $  144      $ 67      $  504      $  164      $  144  $ 67
 .........................................................................................................
 3 Years               $  683      $  827      $  446      $211      $  683      $  508      $  446  $211
 .........................................................................................................
 5 Years               $  877      $  991      $  771      $368      $  877      $  876      $  771  $368
 .........................................................................................................
10 Years               $1,436      $1,710      $1,691      $822      $1,436      $1,710      $1,691  $822
 .........................................................................................................

How the Fund Is Invested (as of 5/31/98)

Portfolio Statistics

Weighted Average Maturity                 20.4 years
 .....................................................
Weighted Average Duration                  7.4 years
 .....................................................
Weighted Average Credit Quality                  AA-
 .....................................................
Number of Issues                                 103
 .....................................................

Credit Quality
AAA                                              35%
 .....................................................
AA                                               33%
 .....................................................
A                                                16%
 .....................................................
BBB/NR                                           16%
 .....................................................

Industry Diversification (Top 5)

  [PIE CHART APPEARS HERE]

Tax Obligation-Limited (18%)
Other                  (25%)
Utilities              (16%)
Health Care            (18%)
U.S. Guaranteed        (12%)
Housing-Single-Family  (11%)


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.45%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper North Carolina Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                          Section 1 The Funds  7

                 Nuveen Flagship Tennessee Municipal Bond Fund

Fund Overview


Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.


How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.


What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Louisiana bonds. The fund is nondiversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.


Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
 .  Earn regular monthly tax-free dividends;
 .  Preserve investment capital over time;
 .  Reduce taxes on investment income;
 .  Set aside money systematically for
    retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
 .  Pursue an aggressive, high-growth
    investment strategy;
 .  Invest through an IRA or 401(k) plan;
 .  Avoid fluctuations in share price.



How the Fund Has Performed

The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser/SM/ for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Total Returns/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                                 1988     12.4%
                                 1989      9.8%
                                 1990      5.8%
                                 1991     11.6%
                                 1992      9.1%
                                 1993     11.8%
                                 1994     -5.5%
                                 1995     15.8%
                                 1996      3.5%
                                 1997      9.1%


During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 6.30% and -5.42%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                                               Average Annual Total Returns for
                                            the Periods Ending December 31, 1997
                                            ....................................
Class                                1 Year            5 Year          10 Year
--------------------------------------------------------------------------------

Class A (Offer)                       4.47%             5.73%             7.71%
Class A (NAV)                         9.09%             6.65%             8.18%
Class B                               4.41%             5.89%             7.70%
Class C                               8.57%             6.06%             7.58%
Class R                               9.17%             6.66%             8.18%
--------------------------------------------------------------------------------
LB Market
 Benchmark/2/                         9.19%             7.36%             8.58%
Lipper
 Peer Group/3/                        8.86%             6.59%             8.18%


8 Section 1  The Funds

What are the Costs of Investing?




 Shareholder Transaction Expenses/4/

Paid Directly From Your Investment
Share Class                                   A        B       C       R/5/
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed
 on Purchases                              4.20%/6/    None    None    None
 ................................................................................
Maximum Sales Charge Imposed
 on Reinvested Dividends                     None      None    None    None
 ................................................................................
Exchange Fees                                None      None    None    None
 ................................................................................
Deferred Sales Charge/7/                     None/8/   5%/9/   1%/10/  None
 ................................................................................

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                    A       B       C       R
--------------------------------------------------------------------------------

Management Fees                               .54%    .54%    .54%    .54%
 ................................................................................

12b-1 Distribution and Service Fees           .20%    .95%    .75%     --%
 ................................................................................
Other Expenses                                .10%    .10%    .10%    .10%
--------------------------------------------------------------------------------

Total Annual Fund Operating
---------------------------
Expenses Gross+                               .84%   1.59%   1.39%    .64%
--------------

+After Expense Reimbursements
-----------------------------
 ................................................................................

Reimbursements                               (.02%)  (.01%)  (.02%)  (.02%)
--------------------------------------------------------------------------------
 ................................................................................

Total Annual Fund Operating Expense Net       .82%   1.58%   1.37%    .62%
--------------------------------------------------------------------------------
 ................................................................................


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                        Redemption                  No Redemption
Share Class      A       B       C      R      A       B       C      R
--------------------------------------------------------------------------------
 1 Year        $  502  $  557  $  142  $ 65  $  502  $  162  $  142  $ 65
 ................................................................................
 3 Years       $  677  $  821  $  440  $205  $  677  $  502  $  440  $205
 ................................................................................
 5 Years       $  866  $  980  $  761  $357  $  866  $  866  $  761  $357
 ................................................................................
10 Years       $1,414  $1,688  $1,669  $798  $1,414  $1,688  $1,669  $798
 ................................................................................


How the Fund Is Invested (as of 5/31/98)

 Portfolio Statistics

Weighted Average Maturity                                            19.4 years
 ................................................................................
Weighted Average Duration                                             7.6 years
 ................................................................................
Weighted Average Credit Quality                                              AA
 ................................................................................
Number of Issues                                                            112
 ................................................................................


  Credit Quality
AAA                                                                          49%
 ................................................................................
AA                                                                           26%
 ................................................................................
A                                                                            15%
 ................................................................................
BBB/NR                                                                       10%
 ................................................................................

  Industry Diversification (Top 5)


                            [PIE CHART APPEARS HERE]

                        Other                      (36%)
                        U.S. Guaranteed            (18%)
                        Tax Obligation-Limited     (15%)
                        Health Care                (13%)
                        Utilities                  (11%)
                        Tax Obligation-General      (7%)



1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.13%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Tennessee Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7. As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.




                                                   Section 1  The Funds 9

Section 2  How We Manage Your Money

To help you understand the funds better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Funds


Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, IL 60606, ("Nuveen Advisory"), serves as the investment adviser to the funds. In this capacity, Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management.

Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Thomas J. O'Shaughnessy has been the portfolio manager for the Georgia, North Carolina, and Tennessee Funds since July 1998. Mr. O'Shaughnessy has been a portfolio manager for Nuveen Advisory since 1983, and currently manages investments for fourteen Nuveen-sponsored investment companies, including the Florida, Kentucky, and Pennsylvania Funds. Michael S. Davern has been the portfolio manager for the Louisiana Fund since 1998, and he previously managed the Georgia and Alabama Funds. Mr. Davern became a Vice President of Flagship Financial Inc. in 1991, and subsequently became a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Mr. Davern currently manages investments for seventeen Nuveen-sponsored investment companies, including the Arizona, Colorado, Kansas, Michigan, Missouri, and Wisconsin Funds.

Management Fees

For providing these services, Nuveen Advisory is paid an annual management fee. The following schedule applies to each fund described in this prospectus:

10  Section 2  How We Manage Your Money

Management Fees

For providing these services, Nuveen Advisory is paid an annual management fee. The following schedule applies to each fund described in this prospectus:

Average Daily Net Asset Value                                    Management Fee

For the first $125 million                                              0.5500%
 ...............................................................................
For the next $125 million                                               0.5375%
 ...............................................................................
For the next $250 million                                               0.5250%
 ...............................................................................
For the next $500 million                                               0.5125%
 ...............................................................................
For the next $1 billion                                                 0.5000%
 ...............................................................................
For assets over $2 billion                                              0.4750%
 ...............................................................................


For the most recent fiscal year, the funds paid after expense reimbursements the following management fees to Nuveen Advisory, as a percentage of average net assets:

Nuveen Flagship Georgia Municipal Bond Fund                                .34%
 ...............................................................................
Nuveen Flagship Louisiana Municipal Bond Fund                              .42%
 ...............................................................................
Nuveen Flagship North Carolina Municipal Bond Fund                         .55%
 ...............................................................................
Nuveen Flagship Tennessee Municipal Bond Fund                              .52%
 ...............................................................................

What Securities We Invest In

Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Municipal Obligations

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

Quality Municipal Bonds

The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade

                                          Section 2 How We Manage Your Money  11

Portfolio Maturity

Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

Short-term Investments

Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. For more information on eligible short-term investments, see the Statement of Additional Information.

Delayed Delivery Transactions

The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

How We Select Investments

Nuveen Advisory selects municipal obligations for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal obligations with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal obligations that we believe represent the most attractive values.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund N even the most conservative N involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in

12  Section 2   How We Manage Your Money

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including risk thta you may receive little or no return on your inveestment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

Interest rate risk: the risk that the value of the fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk. See "What Securities We Invest In--Portfolio Maturity."

Income risk: the risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Credit risk: the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. Year 2000 issues may affect the ability of municipal issuers to meet their payment obligations to their bond holders, and may adversely affect their credit ratings.

State Concentration risk: because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the Georgia, Louisiana, and North Carolina Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the Tennessee Fund described in this prospectus, which is a diversified fund.

Inflation risk: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

How We Manage Risk

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically as well as across different industry sectors.

                                         Section 2  How We Manage Your Money  13

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

 . 25% in any one industry such as electric utilities or health care.

 . 10% in borrowings (33% if used to meet redemptions).

As a diversified fund, the Tennessee Fund also may not have more than:

 . 5% in securities of any one issuer (except U.S. government securities or for 25% of each fund's assets).

Hedging and Other Defensive Investment Strategies

Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.


14  Section 2   How We Manage Your Money

Section 3  How You Can Buy and Sell Shares


You can choose from four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.


                          How to Choose a Share Class


In deciding whether to purchase Class A, Class B, Class C or Class R shares, you should consider:

 .  the amount of your purchase;

 .  any current holdings of fund shares;

 .  how long you expect to hold the shares;

 .  the amount of any up-front sales charge;

 .  whether a contingent deferred sales charge
    (CDSC) would apply upon redemption;

 . the amount of any distribution or service fees that you may incur while you own the shares;

 . whether you will be reinvesting income or capital gain distributions in additional shares;

 .  whether you qualify for a sales charge
    waiver or reduction.

For a summary of the charges and expenses for each class, please see "What are the Costs of Investing?".

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% which compensates your financial adviser for providing ongoing service to you. The up-front Class A sales charge for all funds described in the prospectus is as follows:

                                                                                Authorized Dealer
                                Sales Charge as % of    Sales Charge as % of     Commission as % of
Amount of Purchase              Public Offering Price    Net Amount Invested   Public Offering Price
Less than $50,000                    4.20%                      4.38%                   3.70%
 .....................................................................................................
$50,000 but less than $100,000       4.00%                      4.18%                   3.50%
 .....................................................................................................
$100,000 but less than $250,000      3.50%                      3.63%                   3.00%
 .....................................................................................................
$250,000 but less than $500,000      2.50%                      2.56%                   2.00%
 .....................................................................................................
$500,000 but less than $1,000,000    2.00%                      2.04%                   1.50%
 .....................................................................................................
$1,000,000 and over                  --(1)                        --                   1.00%(1)
 .....................................................................................................

Section 3  How You Can Buy and Sell Shares   15

(1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.


Years Since Purchase              0-1     1-2     2-3     3-4    4-5     5-6

CDSC                               5%      4%      4%      3%     2%      1%
 ................................................................................

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1%. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .55% distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to pay a 1% CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower.

Class R Shares

Under limited circumstances, you may purchase Class R shares at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

16  Section 3   How You Can Buy and Sell Shares

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge            Class A Sales Charge           Class R Eligibility
Reductions                      Waivers
 . Rights of accumulation        . Nuveen Defined Portfolio     . Certain employees and
 . Letter of intent                reinvestment                   directors of Nuveen or
 . Group purchase                . Purchases using                employees of authorized
                                  redemptions from               dealers
                                  unrelated funds              . Bank trust departments
                                . Retirement plans
                                . Certain employees and
                                  directors of Nuveen or
                                  employees of authorized
                                  dealers
                                . Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

How to Buy Shares

You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. There is no minimum if you are reinvesting Nuveen Defined Portfolio distributions. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price. A business day is any day the New York Stock Exchange is open for business and normally ends at 4 P.M. New York time.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing investment advice and services. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

                                  Section 3  How You Can Buy and Sell Shares  17

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

Systematic Investing

Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

[GRAPH APPEARS HERE]

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

18  Section 3   How You Can Buy and Sell Shares

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. Because an exchange is treated for tax purposes as a concurrent sale and purchase, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                  Section 3  How You Can Buy and Sell Shares  19

Fund Direct

You may link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including buying shares by telephone and systematic investment. You may also have dividends, distributions, redemption payments or systematic withdrawals sent directly to your bank account.

Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.


How to Sell Shares

You may use one of the following ways to sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.


Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.


By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by telephone up to $50,000. You may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder of record and mailed to the address of record. If you have established electronic funds transfer privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day. Nuveen and Chase Global Funds Services will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.


By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

  .  The fund's name;

  .  Your name and account number;


An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 day's written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.


20  Section 3   How You Can Buy and Sell Shares

  .   The dollar or share amount you wish to redeem;

  .   The signature of each owner exactly as it appears on the account;

  . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

  . The address where you want your redemption proceeds sent (if other than the address of record);

  .   Any certificates you have for the shares; and

  .   Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.


                                  Section 3  How You Can Buy and Sell Shares  21

Section 4  General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

Distributions and Taxes

The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the funds invest in municipal bonds, the regular monthly dividends you receive will be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, including any percentage of your fund dividends attributable to municipal obligations, that you were paid during the prior year. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name. Nuveen will send you this statement if you hold your shares in registered form. The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash. If you receive social security benefits, you should be aware that any tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

22  Section 4  General Information

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

Taxable Equivalent Of Tax-Free Yields

                      Tax-Free Yield
Tax Rate     4.00%     4.50%     5.00%     5.50%     6.00%
28.0%        5.56%     6.25%     6.94%     7.64%     8.33%
 ..........................................................
31.0%        5.80%     6.52%     7.25%     7.97%     8.70%
 ..........................................................
36.0%        6.25%     7.03%     7.81%     8.59%     9.37%
 ..........................................................
39.6%        6.62%     7.45%     8.28%     9.11%     9.93%
 ..........................................................

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

Distribution and Service Plans


John Nuveen & Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing account services to

                                              Section 4  General Information  23
shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the fair value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

Fund Service Providers

The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Nuveen Advisory and Chase Global Funds Services each rely on computer systems to manage the funds' investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen Advisory is working with the funds' service providers to adapt their systems to address this "Year 2000" issue. Nuveen Advisory and the funds expect, but there can be no absolute assurance, that the necessary work will be completed on a timely basis.

24  Section 4   General Information

Section 5  Financial Highlights


The following tables are intended to help you better understand each fund's recent past performance. The tables are excerpted from each fund's latest financial statements audited by Arthur Andersen LLP. You may obtain the complete statements along with the auditor's report by requesting from Nuveen a free copy of the fund's latest annual shareholder report.




Georgia Municipal Bond Fund**


                                    Investment Operations                Less Distributions
                            ----------------------------------    --------------------------------
Class
(Inception
Date)
                                                 Net
                                            Realized
                                                 and                                                  Ending
Year            Beginning          Net    Unrealized                     Net                             Net
Ending          Net Asset   Investment    Investment              Investment     Capital               Asset       Total
May 31,             Value    Income(a)   Gain (Loss)     Total        Income       Gains     Total     Value   Return(b)
-------------------------------------------------------------------------------------------------------------------------
Class A (3/86)
  1998             $10.57         $.56         $ .62     $1.18         $(.56)      $  --     $(.56)   $11.19       11.37%
  1997              10.20          .57           .37       .94          (.57)         --      (.57)    10.57        9.39
  1996              10.46          .57          (.25)      .32          (.58)         --      (.58)    10.20        3.05
  1995              10.23          .58           .23       .81          (.58)         --      (.58)    10.46        8.31
  1994              10.62          .59          (.39)      .20          (.59)         --      (.59)    10.23        1.83

Class B (2/97)
  1998              10.57          .48           .63      1.11          (.48)         --      (.48)    11.20       10.66
  1997(c)           10.66          .14          (.11)      .03          (.12)         --      (.12)    10.57         .31

Class C (1/94)
  1998              10.55          .50           .62      1.12          (.50)         --      (.50)    11.17       10.79
  1997              10.18          .51           .37       .88          (.51)         --      (.51)    10.55        8.80
  1996              10.44          .51          (.25)      .26          (.52)         --      (.52)    10.18        2.48
  1995              10.21          .52           .23       .75          (.52)         --      (.52)    10.44        7.72
  1994(c)           10.91          .19          (.69)     (.50)         (.20)         --      (.20)    10.21      (10.96)*

Class R (2/97)
  1998              10.57          .58           .59      1.17          (.59)         --      (.59)    11.15       11.23
  1997(c)           10.65          .18          (.06)      .12          (.20)         --      (.20)    10.57        1.11

                                          Ratios/Supplemental Data
                                   ----------------------------------------
Class
(Inception
Date)                                            Ratio of Net
                                     Ratio of      Investment
                       Ending        Expenses          Income
Year                      Net      to Average      to Average    Portfolio
Ending                 Assets             Net             Net     Turnover
May 31,                 (000)       Assets(a)       Assets(a)         Rate
----------------------------------------------------------------------------
Class A (3/86)
  1998               $120,545             .66%           5.09%          25%
  1997                111,518             .78            5.44           39
  1996                107,862             .80            5.46           59
  1995                113,354             .83            5.79           40
  1994                123,068             .70            5.47           39

Class B (2/97)
  1998                  3,518            1.38            4.32           25
  1997(c)                 113            1.32*           4.80*          39

Class C (1/94)
  1998                 18,770            1.21            4.54           25
  1997                 11,803            1.32            4.87           39
  1996                  9,433            1.34            4.90           59
  1995                  6,973            1.38            5.18           40
  1994(c)               4,348            1.27*           4.55*          39

Class R (2/97)
  1998                    245             .45            5.26           25
  1997(c)                  22             .38*           5.71*          39
---------------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Georgia.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.



                                        Section 5 Financial Highlights  25

Louisiana Municipal Bond Fund **


                                    Investment Operations                Less Distributions
                            ----------------------------------    --------------------------------
Class
(Inception
Date)
                                                 Net
                                            Realized
                                                 and                                                  Ending
Year            Beginning          Net    Unrealized                     Net                             Net
Ending          Net Asset   Investment    Investment              Investment     Capital               Asset       Total
May 31,             Value    Income(a)   Gain (Loss)     Total        Income       Gains     Total     Value   Return(b)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/89)
  1998             $11.10         $.59         $ .49     $1.08         $(.59)      $(.04)    $(.63)   $11.55        9.88%
  1997              10.71          .59           .39       .98          (.59)         --      (.59)    11.10        9.37
  1996              10.80          .59          (.08)      .51          (.60)         --      (.60)    10.71        4.77
  1995              10.48          .60           .32       .92          (.60)         --      (.60)    10.80        9.20
  1994              10.93          .61          (.40)      .21          (.62)       (.04)+    (.66)    10.48        1.77

Class B (2/97)

  1998              11.09          .50           .50      1.00          (.50)       (.04)     (.54)    11.55        9.18
  1997(c)           11.10          .16            --       .16          (.17)         --      (.17)    11.09        1.44

Class C (2/94)
  1998              11.09          .52           .50      1.02          (.53)       (.04)     (.57)    11.54        9.32
  1997              10.70          .53           .39       .92          (.53)         --      (.53)    11.09        8.78
  1996              10.80          .53          (.09)      .44          (.54)         --      (.54)    10.70        4.12
  1995              10.48          .54           .32       .86          (.54)         --      (.54)    10.80        8.59
  1994(c)           11.29          .16          (.81)     (.65)         (.16)         --      (.16)    10.48      (17.21)*

Class R (2/97)

  1998              11.09          .61           .50      1.11          (.61)       (.04)     (.65)    11.55       10.21
  1997(c)           11.17          .15          (.08)      .07          (.15)         --      (.15)    11.09         .67
-------------------------------------------------------------------------------------------------------------------------


                                          Ratios/Supplemental Data
                                   ----------------------------------------
Class
(Inception
Date)                                            Ratio of Net
                                     Ratio of      Investment
                       Ending        Expenses          Income
Year                      Net      to Average      to Average    Portfolio
Ending                 Assets             Net             Net     Turnover
May 31,                 (000)       Assets(a)       Assets(a)         Rate
----------------------------------------------------------------------------
Class A (9/89)
  1998                $89,143             .75%           5.13%          15%
  1997                 76,030             .79            5.38           25
  1996                 72,005             .80            5.46           26
  1995                 68,145             .83            5.80           44
  1994(c)              66,281             .66            5.56           22

Class B (2/97)
  1998                  8,999            1.45            4.38           15
  1997(c)                 917            1.46*           4.69*          25

Class C (2/94)
  1998                 13,682            1.29            4.58           15
  1997                  7,645            1.33            4.83           25
  1996                  5,658            1.35            4.87           26
  1995                  3,220            1.37            5.21           44
  1994(c)               1,501            1.23*           4.79*          22

Class R (2/97)
  1998                     28             .52            5.32           15
  1997(c)                  --             .04*           5.31*          25
---------------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Louisiana.
+ The amount shown includes a distribution in excess of capital gains of $.01 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

26  Section 5   Financial Highlights

North Carolina Municipal Bond Fund**


                          Investment Operations            Less Distributions
                     --------------------------------  --------------------------
Class
(Inception
Date)
                                          Net
                                     Realized
                                          and                                      Ending                 Ending
Year      Beginning         Net    Unrealized                 Net                     Net                    Net
Ending    Net Asset  Investment    Investment          Investment  Capital          Asset       Total     Assets
May 31,       Value   Income(a)   Gain (Loss)   Total      Income    Gains  Total   Value   Return(b)      (000)
----------------------------------------------------------------------------------------------------------------
Class A (3/86)

  1998       $10.28        $.53         $ .34    $.87      $(.53)       -- $(.53)  $10.62        8.69%  $186,340
  1997        10.05         .54           .23     .77       (.54)       --  (.54)   10.28        7.79    181,595
  1996        10.23         .55          (.18)    .37       (.55)       --  (.55)   10.05        3.67    185,016
  1995        10.08         .57           .15     .72       (.57)       --  (.57)   10.23        7.45    191,850
  1994        10.51         .57          (.42)    .15       (.58)       --  (.58)   10.08        1.30    196,087

Class B (2/97)

  1998        10.28         .45           .35     .80       (.46)       --  (.46)   10.62        7.89      3,609
  1997(c)     10.33         .12          (.06)    .06       (.11)       --  (.11)   10.28         .64        271

Class C (10/93)

  1998        10.26         .47           .34     .81       (.47)       --  (.47)   10.60        8.09      8,291
  1997        10.03         .48           .23     .71       (.48)       --  (.48)   10.26        7.20      7,065
  1996        10.22         .49          (.18)    .31       (.50)       --  (.50)   10.03        3.01      6,589
  1995        10.06         .51           .16     .67       (.51)       --  (.51)   10.22        6.97      6,049
  1994(c)     10.84         .32          (.78)   (.46)      (.32)       --  (.32)   10.06       (6.26)*    4,161

Class R (2/97)

  1998        10.28         .55           .34     .89       (.55)       --  (.55)   10.62        8.88        848
  1997(c)     10.27         .18           .01     .19       (.18)       --  (.18)   10.28        1.92        405

               Ratios/Supplemental Data
         -------------------------------------




                      Ratio of Net
           Ratio of     Investment
           Expenses         Income
         to Average     to Average   Portfolio
                Net            Net    Turnover
          Assets(a)      Assets(a)        Rate
----------------------------------------------
Class A (3/86)

  1998          .86%          5.06%         29%
  1997          .93           5.31          23
  1996          .90           5.32          54
  1995          .91           5.73          35
  1994          .89           5.41          21

Class B (2/97)

  1998         1.61           4.23          29
  1997(c)      1.62*          4.60*         23

Class C (10/93)

  1998         1.41           4.50          29
  1997         1.48           4.76          23
  1996         1.45           4.77          54
  1995         1.46           5.13          35
  1994(c)      1.49*          4.65*         21

Class R (2/97)

  1998          .66           5.24          29
  1997(c)       .66*          5.57*         23

--------------------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship North Carolina.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.



                                            Section 5   Financial Highlights  27

Tennessee Municipal Bond Fund**


                         Investment Operations            Less Distributions
                     ------------------------------  ----------------------------
Class
(Inception
Date)
                                         Net
                                    Realized
                                         and                                       Ending                 Ending
Year      Beginning         Net   Unrealized                Net                       Net                    Net
Ending    Net Asset  Investment   Investment         Investment  Capital            Asset       Total     Assets
May 31,       Value   Income(a)  Gain (Loss)  Total      Income    Gains    Total   Value   Return(b)      (000)
----------------------------------------------------------------------------------------------------------------
Class A (11/87)

   1998      $11.06        $.58        $ .40   $.98      $(.58)    $  --   $(.58)  $11.46        9.01%  $278,232
   1997       10.83         .59          .23    .82       (.59)       --    (.59)   11.06        7.71    257,475
   1996       11.01         .59         (.18)   .41       (.59)       --    (.59)   10.83        3.78    250,886
   1995       10.78         .60          .23    .83       (.60)       --    (.60)   11.01        8.04    241,778
   1994       11.23         .61         (.43)   .18       (.61)     (.02)   (.63)   10.78        1.55    236,230

Class B (2/97)

   1998       11.06         .49          .40    .89       (.49)       --    (.49)   11.46        8.21      5,775
   1997(c)    11.14         .14         (.09)   .05       (.13)       --    (.13)   11.06         .42        537

Class C (10/93)

   1998       11.05         .52          .39    .91       (.51)       --    (.51)   11.45        8.39     20,673
   1997       10.82         .53          .23    .76       (.53)       --    (.53)   11.05        7.12     15,049
   1996       11.00         .53         (.18)   .35       (.53)       --    (.53)   10.82        3.22     15,483
   1995       10.78         .54          .22    .76       (.54)       --    (.54)   11.00        7.35     12,494
   1994(c)    11.61         .35         (.83)  (.48)      (.34)     (.01)   (.35)   10.78       (5.92)*   10,652

Class R (2/97)

   1998       11.04         .60          .40   1.00       (.60)       --    (.60)   11.44        9.20        534
   1997(c)    11.09         .20         (.05)   .15       (.20)       --    (.20)   11.04        1.40        248



                          Ratios/Supplemental Data
                    ------------------------------------




                                Ratio of Net
                     Ratio of     Investment
                     Expenses         Income
Year                       to     to Average   Portfolio
Ending                    Net            Net    Turnover
May 31,             Assets(a)      Assets(a)        Rate
--------------------------------------------------------
Class A (11/87)

   1998                   .82%          5.11%         15%
   1997                   .85           5.35          23
   1996                   .88           5.30          38
   1995                   .89           5.64          23
   1994                   .76           5.42          17

Class B (2/97)

   1998                  1.58           4.31          15
   1997(c)               1.37*          4.72*         23

Class C (10/93)

   1998                  1.37           4.55          15
   1997                  1.40           4.80          23
   1996                  1.43           4.75          38
   1995                  1.44           5.08          23
   1994(c)               1.23*          4.80*         17

Class R (2/97)

   1998                   .62           5.29          15
   1997(c)                .46*          5.75*         23
--------------------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Tennessee.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.




28  Section 5   Financial Highlights

Appendix  Additional State Information

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risks from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

Georgia

One of the nation's fastest growing states in terms of population, Georgia has benefitted from steady economic and employment growth as a result of the State's stable and broad-based trade and service economy, low average cost of living, and extensive transportation infrastructure.

The State's unemployment level is low at 4.1% in June 1998, below the national average of 4.5% in June 1998 and down from the State's 4.7% rate in June 1997. Per capita income in 1997 was $24,061, approximately 94% of the national average.

Georgia's tight financial policies and conservative management resulted in an unreserved, undesignated General Fund balance of $776 million in fiscal 1997. An additional source of financial flexibility, the Revenue Shortfall Reserve fund totaled $334 million in fiscal 1997, up significantly from the early 1990's when it was drawn down to zero. As of July 31, 1998, Georgia's general obligation debt carries AAA ratings from Standard & Poor's, Moody's, and Fitch.

Tax Treatment

The Georgia Fund's regular monthly dividends will not be subject to Georgia personal income tax to the extent they are paid out of income earned on Georgia municipal bonds or U.S. government securities. You will be subject to Georgia personal income tax, however, to the extent the Georgia Fund distributes any taxable income or realized capital gains, or if you sell or exchange Georgia Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Georgia Fund is similar to that described above.




                                                                    Appendix  29

Louisiana

Louisiana's economic base has experienced some improvement after the recession of the 1980's. Per capita personal income grew 5.0% to $20,680 in 1997, but remains at 81% of the national average. The unemployment rate for the State was 5.2% in June 1998, above the national average of 4.5%.

The State possesses natural resources which have played a significant role in driving the economy. Chemicals provide the largest employment in the manufacturing industry. Tourism is the second largest industry in the State, adding $7 billion to the economy and generating $468 million in State and local taxes by the end of 1996. Louisiana will continue to rely on the gaming industry, despite a sector employment drop of about 4% in 1996 due to the consolidation and downsizing of hotels and casinos.

The State's general obligation bond rating by Moody's, Standard & Poor's and Fitch is A2, A- and A, respectively.

Tax Treatment

The Louisiana Fund's regular monthly dividends will not be subject to Louisiana personal income tax to the extent they are paid out of income earned on Louisiana municipal obligations or U.S. government securities. You will be subject to Louisiana personal income tax, however, to the extent the Louisiana Fund distributes any taxable income or realized capital gains, or if you sell or exchange Louisiana Fund shares and realize capital gains on the transaction.

The treatment of corporate shareholders of the Louisiana Fund is similar to that described above.

North Carolina

North Carolina's economy continues to grow and diversify. The State ranks among the top ten states in economic growth, as measured by employment growth. While manufacturing remains an important employment sector, the services and retail trade sectors also supply a significant percentage of employment. Growth in the high-technology sector has helped diversify the State's economy and also has helped offset recent employment losses in the textile, apparel, and tobacco industries.

The State's unemployment rate was 3.0% in June 1998, below the national average of 4.5% in June 1998 and down from the State's 3.6% rate in June 1997. Per capita income in 1997 was $23,345, approximately 91% of the national average.

The State has implemented sound financial policies and maintains low debt levels. Its Constitution mandates that total expenditures not exceed receipts for the same period plus any surplus available at the start of the fiscal year. These conservative policies, combined with the State's economic recovery, resulted in budget surpluses in each fiscal year 1992-1997. Moody's, Standard
& Poor's, and Fitch all rate the State AAA.

Tax Treatment

The North Carolina Fund's regular monthly dividends will not be subject to North Carolina personal income taxes to the extent they are paid out of income earned on North Carolina municipal bonds or obligations of the

30  Appendix

U.S. government. You will be subject to North Carolina personal income taxes, however, to the extent the North Carolina Fund distributes any taxable income or realized capital gains, or if you sell, or exchange North Carolina Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the North Carolina Fund is similar to that described above.

Tennessee

Tennessee's economy has diversified over the past several years. Traditionally a manufacturing state, Tennessee has shifted toward services and trade industries. Tennessee's average unemployment rate in June 1998 was 3.9%, compared to the national average of 4.5% in June 1998, and the State's 5.6% average in June 1997. Per capita income was $23,018 in 1997, about 90% of the national average.

Tennessee's Constitution requires that a fiscal year's expenditures not exceed that year's revenues and available reserves. In 1996, Tennessee adopted legislation that set a target level for the State's undesignated reserve that represents 5% of estimated State tax revenues for the general and education trust funds. On June 30, 1997, the reserve balance reached approximately 3.8% of such tax revenues. To help accomplish its 5% goal, beginning in fiscal 1999, the State will allocate at least 10% of the annual growth in sales tax revenues to the undesignated reserve account until the target is reached. Tennessee's solid fiscal budget management is reflected in its general obligation ratings of Aaa/AAA+/AAA by Moody's, Standard & Poor's and Fitch, respectively. Standard & Poor's upgraded the State from AA+ to AAA in May 1998.

Tax Treatment

The Tennessee Fund's regular monthly dividends will not be subject to Tennessee personal income taxes to the extent they are paid out of income earned on or capital gains realized from the sale of Tennessee municipal bonds or U.S. government securities. You will be subject to Tennessee personal income taxes, however, to the extent the Tennessee Fund distributes any taxable income or realized capital gains on other securities. You will not be subject to Tennessee personal income taxes if you sell or exchange Tennessee Fund shares.

The treatment of corporate shareholders of the Tennessee Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information.

                                                                    Appendix  31

Nuveen Mutual Funds


Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Tax-Free Income

National Municipal Bond Funds
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds
Arizona
California/1/
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky/2/

Louisiana
Maryland
Massachusetts/1/
Michigan
Missouri
New Jersey
New Mexico
New York/1/

North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The funds' Investment Company file number is 811-07943.

1. Long-term and insured long-term portfolios.
2. Long-term and limited-term portfolios.


                                                                 VPR-MS2-NA 9-98

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

                                                              SEPTEMBER 30, 1998

NUVEEN FLAGSHIP MULTISTATE TRUST III

NUVEEN FLAGSHIP GEORGIA MUNICIPAL BOND FUND

NUVEEN FLAGSHIP LOUISIANA MUNICIPAL BOND FUND

NUVEEN FLAGSHIP NORTH CAROLINA MUNICIPAL BOND FUND

NUVEEN FLAGSHIP TENNESSEE MUNICIPAL BOND FUND

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Flagship Multistate Trust III dated September 30, 1997. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, by mailing a written request to the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-12
Investment Adviser and Investment Management Agreement..................... S-21
Portfolio Transactions..................................................... S-22
Net Asset Value............................................................ S-23
Tax Matters................................................................ S-23
Performance Information.................................................... S-30
Additional Information on the Purchase and Redemption of Fund Shares....... S-36
Distribution and Service Plan.............................................. S-43
Independent Public Accountants and Custodian............................... S-45
Financial Statements....................................................... S-45
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1

  The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports; each is included herein by reference. The Annual Reports accompany this Statement of Additional Information.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

INVESTMENT POLICIES

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

    (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the Georgia Municipal Bond Fund, the Louisiana Municipal Bond Fund, the North Carolina Municipal Bond Fund, and the Tennessee Municipal Bond Fund.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Nuveen Flagship Multistate Trust III. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has four series: the Nuveen Flagship Georgia Municipal Bond Fund (formerly the

Flagship Georgia Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Louisiana Municipal Bond Fund (formerly the Flagship Louisiana Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship North Carolina Municipal Bond Fund (formerly the Flagship North Carolina Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Flagship Tennessee Municipal Bond Fund (formerly the Flagship Tennessee Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

PORTFOLIO SECURITIES

  As described in the Prospectus, each of the Funds invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, except that the Fund may not invest more than 20% of its net assets in unrated bonds and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

YEAR 2000 ISSUES

  The "Year 2000" problem refers to the fact that many computer programs use only the last two digits of a year, and do not recognize a year that begins with "20" instead of "19." If this problem is not corrected, computers could function improperly or not at all, which could affect the global economy. The SEC has urged securities issuers to disclose the steps they are taking to correct any Year 2000 problems.

  The Funds invest primarily in municipal securities. If municipal issuers do not correct any Year 2000 problems in a timely manner, they could experience problems in conducting their operations or in making payments on their securities, which could cause the value of these securities to decline. Municipal issuers could experience three types of Year 2000 problems. First, if an issuer's internal computer systems experience Year 2000 problems, this could disrupt an issuer's operations (such as its ability to collect local taxes or fees). Second, an issuer may rely on other parties for the payments that support its debt service, such as servicers that collect mortgage or student loan payments, and those third parties may have Year 2000 problems that interfere with their ability to forward payments to the issuer. Third, an issuer may have mechanical problems in sending payments to its securities holders.

  Nuveen Advisory is obtaining information about the Year 2000 readiness of the issuers of its portfolio securities.

PORTFOLIO TRADING AND TURNOVER

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each of the Funds is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

  The portfolio turnover rates for the 1997 and 1998 fiscal years for the Funds were:

                                                        FISCAL YEAR FISCAL YEAR
                                                           1997        1998
                                                        ----------- -----------
      Nuveen Flagship Georgia Municipal Bond Fund......     39%         25%
      Nuveen Flagship Louisiana Municipal Bond Fund....     25%         15%
      Nuveen Flagship North Carolina Municipal Bond
       Fund............................................     23%         29%
      Nuveen Flagship Tennessee Municipal Bond Fund....     23%         15%

WHEN-ISSUED SECURITIES

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage its operations more effectively.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL OBLIGATIONS OF DESIGNATED STATES

  As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

FACTORS PERTAINING TO GEORGIA

  One of the nation's fastest growing states in terms of population, Georgia has benefited from steady economic and employment growth as a result of the State's stable and broad-based trade/service economy, low average cost of living, and extensive transportation infrastructure. According to S&P, the 1996 Olympic games represented a sizable bubble on the State's economic trend line, however, to date no significant drop-off from the State's pre-Olympic trend line has occurred.

  The State's unemployment level is low at 4.1% in June 1998, below the national average of 4.5% in June 1998, and down from the State's 4.7% rate in June 1997. Per capita income in 1997 was $24,061 approximately 94% of the national average.

  Georgia's tight financial policies and conservative management resulting in a substantial unreserved, undesignated General Fund balance of $776 million in fiscal 1997. Despite a reduction in the sales tax on food, tax revenue grew by 6.5%. The sales tax on food is being eliminated in Georgia and in preparation for the loss of this revenue source, the State set aside some of its fiscal 1996 surplus. An additional source of financial flexibility, the Revenue Shortfall Reserve totaled $334 million in fiscal 1997, up significantly from the early 1990's when it was drawn down to zero. As of July 31, 1998, Georgia's general obligation debt carries AAA ratings from S&P, Moody's, and Fitch.

FACTORS PERTAINING TO LOUISIANA

  Louisiana's economic base has experienced some improvement after the recession of the 1980's. Population has increased approximately 3.1% since 1990 after ten years of zero growth. Per capita personal income has increased and was $20,680 in 1997, but remains at about 81% of the national average. The unemployment rate for the State was 5.2% in June 1998, above the national average of 4.5%.

  The State possesses natural resources which have played a significant role in driving the economy. Chemicals provide the largest employment in the manufacturing industry. Tourism is the second largest industry in the State, adding $7 billion to the economy and generating $468 million in state and local taxes by the end of 1996. Louisiana will continue to rely on the gaming industry, despite a sector employment drop of about 4% in 1996 due to the consolidation and downsizing of hotels and casinos.

  The State's general obligation bond rating by Moody's, Standard & Poor's and Fitch is A2, A- and A, respectively.

FACTORS PERTAINING TO NORTH CAROLINA

  North Carolina's economy continues to grow and diversify. The State ranks among the top ten states in terms of economic growth, as measured by employment growth. While manufacturing remains an important employment sector, the services and retail trade sectors also supply a significant percentage of employment. Growth in the high-technology sector has helped diversify the State's economy and has also helped offset recent employment losses in the textile, apparel, and tobacco industries.

  The State's unemployment rate was 3.0% in June 1998, below the national average of 4.5% in June 1998 and down from the State's 3.6% rate in June 1997. Per capita income in 1997 was $23,345, approximately 91% of the national average.

  The State has implemented sound financial policies and maintains low debt levels. Its Constitution mandates that total expenditures not exceed receipts for the same period plus any surplus available at the start of the fiscal year. These conservative policies, combined with the State's economic recovery, resulted in budget surpluses in each fiscal year from 1992-1997. Moody's, S&P, and Fitch all rate the State AAA.

FACTORS PERTAINING TO TENNESSEE

  Tennessee's economy has diversified over the past several years. Traditionally a manufacturing state, Tennessee has shifted toward services and trade industries. Tennessee's average unemployment rate in June 1998 was 3.9%, compared to the national average of 4.5% in June 1998 and the State's 5.6% average in June 1997. Per capita income was $23,018 in 1997, about 90% of the national average.

  Tennessee's Constitution requires that a fiscal year's expenditures not exceed that year's revenues and available reserves. In 1996, Tennessee adopted legislation that set a target level for the State's undesignated reserve that represents 5% of estimated State tax revenues for the general and education trust funds. On June 30, 1997, the reserve balance reached approximately 3.8% of such tax revenues. To help accomplish its 5% goal, beginning in fiscal 1999, the State will allocate at least 10% of the annual growth in sales tax revenues to the undesignated reserve account until the target is reached. Tennessee's solid fiscal budget management is reflected in its general obligation ratings of Aaa/AAA+/AAA by Moody's, S&P and Fitch, respectively. Standard & Poor's upgraded the State from AA+ to AAA in May 1998.

HEDGING AND OTHER DEFENSIVE ACTIONS

  Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series, portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

SHORT-TERM SECURITIES

  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities ("temporary investments"). Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has eight trustees, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

                              POSITIONS
                             AND OFFICES             PRINCIPAL OCCUPATIONS
NAME AND ADDRESS        AGE  WITH TRUST              DURING PAST FIVE YEARS
----------------        ---  -----------             ----------------------
Timothy R.              49  Chairman and  Chairman since July 1, 1996 of The John
 Schwertfeger*               Trustee       Nuveen Company, John Nuveen & Co.
 333 West Wacker Drive                     Incorporated, Nuveen Advisory Corp. and
 Chicago, IL 60606                         Nuveen Institutional Advisory Corp.; prior
                                           thereto Executive Vice President and
                                           Director of The John Nuveen Company, John
                                           Nuveen & Co. Incorporated, Nuveen Advisory
                                           Corp. and Nuveen Institutional Advisory
                                           Corp.; Chairman and Director (since January
                                           1997) of Nuveen Asset Management, Inc.;
                                           Director (since 1996) of Institutional
                                           Capital Corporation.
Anthony T. Dean*        53  President and President since July 1, 1996 of The John
 333 West Wacker Drive       Trustee       Nuveen Company, John Nuveen & Co.
 Chicago, IL 60606                         Incorporated, Nuveen Advisory Corp. and
                                           Nuveen Institutional Advisory Corp.; prior
                                           thereto, Executive Vice President and
                                           Director of The John Nuveen Company, John
                                           Nuveen & Co. Incorporated, Nuveen Advisory
                                           Corp. and Nuveen Institutional Advisory
                                           Corp.; President and Director (since
                                           January 1997) of Nuveen Asset Management,
                                           Inc.; Chairman and Director (since 1997) of
                                           Rittenhouse Financial Services, Inc.
Robert P. Bremner       58  Trustee       Private Investor and Management Consultant.
 3725 Huntington
 Street, N.W.
 Washington, D.C. 20015
Lawrence H. Brown       64  Trustee       Retired (August 1989) as Senior Vice
 201 Michigan Avenue                       President of The Northern Trust Company.
 Highwood, IL 60040
Anne E. Impellizzeri    65  Trustee       Executive Director of Manitoga (Center for
 3 West 29th Street                        Russel Wright's Design with Nature);
 New York, NY 10001                        formerly President and Chief Executive
                                           Officer of Blanton-Peale Institute of
                                           Religion and Health.

                           POSITIONS
                          AND OFFICES                 PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE      WITH TRUST                 DURING PAST FIVE YEARS
----------------  ---     -----------                 ----------------------
Peter R.          65  Trustee              Adjunct Professor of Business and Economics,
 Sawers                                     University of Dubuque, Iowa; Adjunct
 22 The                                     Professor, Lake Forest Graduate School of
 Landmark                                   Management, Lake Forest, Illinois;
 Northfield,                                Chartered Financial Analyst; Certified
 IL 60093                                   Management Consultant.
William J.        54  Trustee              Senior Partner, Miller-Valentine Partners,
 Schneider                                  Vice President, Miller-Valentine Group.
 4000
 Miller-
 Valentine
 Ct.
 P.O. Box
 744
 Dayton, OH
 45401
Judith M.         50  Trustee              Executive Director, Gaylord and Dorothy
 Stockdale                                  Donnelley Foundation (since 1994); prior
 35 E.                                      thereto, Executive Director, Great Lakes
 Wacker                                     Protection Fund (from 1990 to 1994).
 Drive
 Suite 2600
 Chicago,
 IL 60601
Alan G.           37  Vice President and   Vice President and General Counsel (since
 Berkshire             Assistant Secretary  September 1997) and Secretary (since May
 333 West                                   1998) of The John Nuveen Company, John
 Wacker                                     Nuveen & Co. Incorporated, Nuveen-Advisory
 Drive                                      Corp. and Nuveen Institutional Advisory
 Chicago,                                   Corp., prior thereto, Partner in the law
 IL 60606                                   firm of Kirkland & Ellis.
Michael S.        41  Vice President       Vice President of Nuveen Advisory Corp.
 Davern                                     (since January 1997); prior thereto, Vice
 One South                                  President and Portfolio Manager of Flagship
 Main                                       Financial.
 Street
 Dayton, OH
 45402
Lorna C.          53  Vice President       Vice President of John Nuveen & Co.
 Ferguson                                   incorporated; Vice President (since January
 333 West                                   1998) of Nuveen Advisory Corp. and Nuveen
 Wacker                                     Institutional Advisory Corp.
 Drive
 Chicago,
 IL 60606
William M.        34  Vice President       Vice President of Nuveen Advisory Corp.
 Fitzgerald                                 (since December 1995); Assistant Vice
 333 West                                   President of Nuveen Advisory Corp. (from
 Wacker                                     September 1992 to December 1995), prior
 Drive                                      thereto, Assistant Portfolio Manager of
 Chicago,                                   Nuveen Advisory Corp.
 IL 60606
Stephen D.        44  Vice President and   Vice President of John Nuveen & Co.
 Foy                   Controller           Incorporated
 333 West
 Wacker
 Drive
 Chicago,
 IL 60606
J. Thomas         43  Vice President       Vice President of Nuveen Advisory Corp.
 Futrell
 333 West
 Wacker
 Drive
 Chicago,
 IL 60606
Richard A.        35  Vice President       Vice President of Nuveen Advisory Corp.
 Huber                                      (since January 1997); prior thereto, Vice
 333 West                                   President and Portfolio Manager of Flagship
 Wacker                                     Financial.
 Drive
 Chicago,
 IL 60606

                        POSITIONS
                       AND OFFICES              PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE   WITH TRUST              DURING PAST FIVE YEARS
----------------  ---  -----------              ----------------------
Steven J. Krupa   41  Vice President Vice President of Nuveen Advisory Corp.
 333 West
 Wacker Drive
 Chicago, IL
 60606
Larry W. Martin   47  Vice President Vice President, Assistant Secretary and
 333 West                             Assistant General Counsel of John Nuveen &
 Wacker Drive                         Co. Incorporated; Vice President and
 Chicago, IL                          Assistant Secretary of Nuveen Advisory
 60606                                Corp.; Vice President and Assistant
                                      Secretary of Nuveen Institutional Advisory
                                      Corp.; Assistant Secretary of The John
                                      Nuveen Company.
Edward F.         33  Vice President Vice President (since September 1996),
 Neild, IV                            previously Assistant Vice President (since
 333 West                             December 1993) of Nuveen Advisory Corp.,
 Wacker Drive                         portfolio manager prior thereto; Vice
 Chicago, IL                          President (since September 1996),
 60606                                previously Assistant Vice President (since
                                      May 1995) of Nuveen Institutional Advisory
                                      Corp., portfolio manager prior thereto.
Stephen S.        40  Vice President Vice President (since September 1997),
 Peterson                             previously Assistant Vice President (since
 333 West                             September 1996) of Nuveen Advisory Corp.,
 Wacker Drive                         Portfolio Manager prior thereto.
 Chicago, IL
 60606
Stuart W.         42  Vice President Vice President of John Nuveen & Co.
 Rogers                               Incorporated.
 333 West
 Wacker Drive
 Chicago, IL
 60606
Thomas C.         47  Vice President Vice President of Nuveen Advisory Corp. and
 Spalding, Jr.                        Nuveen Institutional Advisory Corp.;
 333 West                             Chartered Financial Analyst.
 Wacker Drive
 Chicago, IL
 60606
H. William        64  Vice President Vice President and Treasurer of The John
 Stabenow                             Nuveen Company, John Nuveen & Co.
 333 West                             Incorporated, Nuveen Advisory Corp. and
 Wacker Drive                         Nuveen Institutional Advisory Corp.
 Chicago, IL
 60606
William S.        33  Vice President Vice President of John Nuveen & Co.
 Swanson                              Incorporated (since October 1997), prior
 333 West                             thereto, Assistant Vice President (since
 Wacker Drive                         September 1996); formerly, Associate of
 Chicago, IL                          John Nuveen & Co. Incorporated.
 60606
Gifford R.        42  Vice President Vice President, Secretary and Associate
 Zimmerman             and Secretary  General Counsel of John Nuveen & Co.
 333 West                             Incorporated; Vice President and Assistant
 Wacker Drive                         Secretary of Nuveen Advisory Corp.; Vice
 Chicago, IL                          President and Assistant Secretary of Nuveen
 60606                                Institutional Advisory Corp; Assistant
                                      Secretary of The John Nuveen Company (since
                                      May 1994).

  Anthony Dean, Peter Sawers and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are directors or trustees, as the case may be, of 37 Nuveen open-end funds and 52 Nuveen closed-end funds advised by Nuveen Advisory Corp.

  The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended May 31, 1998. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust. Trustees Brown, Impellizzeri, Rosenheim and Sawers became trustees of this Trust on February 1, 1997.

                                                                     TOTAL
                                                   AGGREGATE      COMPENSATION
                                                 COMPENSATION    FROM TRUST AND
                                                FROM THE SERIES   FUND COMPLEX
      NAME OF TRUSTEE                            OF THIS TRUST  PAID TO TRUSTEES
      ---------------                           --------------- ----------------
      Robert P. Bremner........................     $3,017          $66,446
      Lawrence H. Brown........................     $3,205          $79,000
      Anne E. Impellizzeri.....................     $3,017          $73,000
      Margaret K. Rosenheim*...................     $1,023          $29,506(1)
      Peter R. Sawers..........................     $3,017          $73,000
      William J. Schneider.....................     $3,017          $66,446
      Judith M. Stockdale**....................     $2,164          $49,000

--------

   *Former trustee; retired July 1997.

  **Elected to the Board in July 1997.

(1) Includes $1,256 in interest accrued on deferred compensation from prior years; former trustee, retired July 1997

  Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

  The officers and directors of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who, as of September 1, 1998, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.


                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Georgia
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    35.58%
 Class A Shares............ For the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr., E 3rd Fl
                            Jacksonville, FL 32246-6484
Nuveen Flagship Georgia
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    27.75
 Class B Shares............ For the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr., E FL 3
                            Jacksonville, FL 32246-6484
                            Reliance Trust Co                         8.85
                            FBO Reeves E TUA U-A DTD 9-14-89
                            PO Box 48449
                            Atlanta, GA 30362-1449
                            Trustman Sun Trust Bank Atlanta FBOTR     5.46
                            UA 6-6-96 Mary Helen Butler
                            Acct11023442
                            PO Box 105870 Ctr 3144
                            Atlanta, GA 30348-0000
Nuveen Flagship Georgia
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    53.91
 Class C Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr., E FL 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Georgia
 Municipal Bond Fund        Carolyn P. Fellows TR                    33.75
 Class R Shares............ Carolyn P. Fellows LVG Trust
                            U/A DTD 5-25-90
                            415 Sassafras Rd
                            Roswell, GA 30076-3669
                            Verna J Brown                            22.02
                            Alan James Brown TRS
                            Alan J Brown & Verna J Brown Fam TR
                            UA DTD 05/13/92
                            432 Calton Hill Ct
                            Alpharetta, GA 30004-6993

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
                            Louise S. Brooks                         19.14%
                            P.O. Box 818
                            Valdosta, GA 31603-0818
                            Albert D. Cannon                          6.56
                            1958 Overbrooke Way
                            Austell, GA 30001-1129
                            Kurt Vogt                                 6.27
                            and Inge Vogt
                            JT WROS
                            1118 Reading Dr NW
                            Acworth, GA 30102-3426
Nuveen Flagship Louisiana
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    40.22
 Class A Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr., E FL 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Louisiana
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    61.35
 Class B Shares............ For the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr., E FL 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Louisiana
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    71.75
 Class C Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr., E FL 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship North
 Carolina Municipal Bond    Merrill Lynch, Pierce, Fenner & Smith    17.29
 Fund Class A Shares....... for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr., E FL 3
                            Jacksonville, FL 32246-6484

                                                                   PERCENTAGE
NAME OF FUND AND CLASS    NAME AND ADDRESS OF OWNER               OF OWNERSHIP
----------------------    -------------------------               ------------
Nuveen Flagship North
 Carolina Municipal Bond  MLPF&S                                     10.64%
 Fund Class B Shares..... for the sole benefit of its customers
                          Attn Fund Admin SEC 97NC8
                          4800 Deer Lake Dr., E Fl 3
                          Jacksonville, Fl 32246-6484
                          Gladys P. Keplinger TOD                     5.61
                          Beulah P. Horton 30%
                          Gloria P. Carons 70%
                          9101 Hood Rd.
                          Charlotte, NC 28215-8763
Nuveen Flagship North
 Carolina Municipal Bond  Merrill Lynch, Pierce, Fenner & Smith      22.66
 Fund Class C Shares..... for the sole benefit of its customers
                          Attn Fund Administration
                          4800 Deer Lake Dr., E FL 3
                          Jacksonville, FL 32246-6484
                          Interstate/Johnson Lane FBO                 6.50
                          403-73979-18
                          Interstate Tower
                          P.O. Box 1220
                          Charlotte, NC 28201-1220
Nuveen Flagship North
 Carolina Municipal Bond  John R. Campbell                            9.84
 Fund Class R Shares..... 2701 St. Claire Rd
                          Winston-Salem, NC 27106-5022
                          Harry W. Barrick Jr.                        6.59
                          1900 Highland Pl.
                          Raleigh, NC 27607-3102
                          James H. Ward                               6.43
                          P.O. Box 67
                          Plymouth, NC 27962-0067
                          Louise S. Allen                             6.23
                          157 Sitterson Loop
                          Plymouth, NC 27962-9566
                          Maryellen D. Casler                         6.04
                          1726 Seabrook Ave.
                          Cary, NC 27511-5625
                          Donald M. Gilbert                           5.11
                          TRST Leroy C. Gilbert LVG Trust U-A DTD
                          12-8-86
                          2324 2 41st St. Apt. 103
                          Wilimington, NC 27403-0000

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
                            Nyal W. Watson                            5.08%
                            P.O. Box 99
                            Plymouth, NC 27962-0099
Nuveen Flagship Tennessee
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    22.13
 Class A Shares............ For the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr., E FL 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Tennessee
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    14.76
 Class B Shares............ For the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr., E FL 3
                            Jacksonville, FL 32246-6484
                            BHC Securities Inc.                       5.63
                            FAO 52197563
                            Attn: Mutual Funds Dept.
                            One Commerce Sq.
                            2005 Market St., Suite 1200
                            Philadelphia, PA 19103-7042
Nuveen Flagship Tennessee
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    46.49
 Class C Shares............ For the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr., E FL 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Tennessee
 Municipal Bond Fund        Darius A. Hensley                        22.67
 Class R Shares............ P.O. Box 305
                            Piney Flats, TN 37686-0305
                            Hugh A Stephenson                        18.22
                            and Ina G Stephenson
                            JT WROS
                            111 Galway Rd
                            Bristol, TN 37620-3037
                            J.C. Bradford & Co. Cust FBO             11.40
                            Jeffrey L. Cooper
                            330 Commerce St.
                            Nashville, TN 37201-1805

NAME
OF
FUND
AND                                 PERCENTAGE
CLASS  NAME AND ADDRESS OF OWNER   OF OWNERSHIP
-----  -------------------------   ------------
       J C Hawk                        9.94%
       and Ruth L Hawk
       JT WROS
       2015 Sherwood Dr
       Johnson City, TN 37601-3236
       Henry Bartosch                  9.15
       Georgia J. Bartosch JT WROS
       3535 Kirby Rd., Apt A121
       Memphis, TN 38115-3710
       Walter Wolentarski &            7.47
       Patricia A. Wolentarski
       JT TEN
       665 Rebel Road
       Old Hickory, TN 37138-1045
       Terry F Heffstetler             5.49
       Helen B Heffstetler
       JT WROS
       3942 US Hwy 411 S
       Maryville, TN 37801-7646

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

AVERAGE DAILY NET ASSET VALUE FEE                                 MANAGEMENT FEE
---------------------------------                                 --------------
For the first $125 million.......................................  .5500 of 1%
For the next $125 million........................................  .5375 of 1%
For the next $250 million........................................  .5250 of 1%
For the next $500 million........................................  .5125 of 1%
For the next $1 billion..........................................  .5000 of 1%
For assets over $2 billion.......................................  .4750 of 1%

  Nuveen Advisory has committed through at least 1998 to continue Flagship's general dividend-setting practices.

  For the last three fiscal years, the Funds paid net management fees to Flagship Financial, predecessor to Nuveen Advisory, and beginning on February 1, 1997, to Nuveen Advisory, as follows:

                              MANAGEMENT FEES NET OF    FEE WAIVERS AND EXPENSE
                            EXPENSE REIMBURSEMENT PAID      REIMBURSEMENTS
                                FOR THE YEAR ENDED        FOR THE YEAR ENDED
                            --------------------------- -----------------------
                            5/31/96  5/31/97   5/31/98  5/31/96 5/31/97 5/31/98
                            ------- --------- --------- ------- ------- -------
Georgia Municipal Bond
 Fund...................... 235,562   338,940   461,866 366,193 283,341 278,606
Louisiana Municipal Bond
 Fund...................... 148,090   223,450   412,374 222,310 193,709 122,920
North Carolina Municipal
 Bond Fund................. 674,110   850,815 1,064,856 318,954 133,892     --
Tennessee Municipal Bond
 Fund...................... 921,400 1,051,491 1,508,648 389,150 341,259  56,952

  In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. Nuveen is the sponsor of the Nuveen Defined Portfolios, and is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and Defined Portfolios. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of each Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

  The Funds expect that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Funds' shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the Exchange is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, the Funds' custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

FEDERAL INCOME TAX MATTERS

  The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust.

  Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, for taxable years beginning on or before August 5, 1997, a Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities and (ii) certain options, futures, or forward contracts (the "short-short test"). The short-short test will not be a requirement for qualification as a regulated investment company for taxable years beginning after August 5, 1997. Third, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed capital gains included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes. See "Investment Policies and Investment Portfolio; Portfolio Securities."

  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, (i) gain on the sale of shares held for more than 18 months will generally be taxed at a maximum marginal rate of 20%, (ii) gain on the sale of shares held for more than one year but not more than 18 months will generally be taxed at a maximum marginal rate of 28%, and (iii) gain on the sale of shares held for not more than one year and other ordinary income will generally be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate on net income may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

  If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

STATE TAX MATTERS

  The discussion of tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. The tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax adviser for more detailed information about state taxes to which they may be subject.

GEORGIA

  The following is a general, abbreviated summary of certain provisions of the applicable Georgia tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Georgia Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Georgia Fund transactions.

  The following is based on the assumptions that the Georgia Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Georgia Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Georgia Fund's shareholders.

  The Georgia Fund will be subject to the Georgia corporate net worth tax and the Georgia corporate income tax only if it has a sufficient nexus with Georgia. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions from the Georgia Fund that are attributable to interest on any obligation of Georgia or its political subdivisions or on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Georgia personal income tax or the

Georgia corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Georgia personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Georgia Fund will be subject to the Georgia personal and corporate income taxes.

  Shares of the Georgia Fund may be subject to the Georgia estate tax if held by a Georgia decedent at the time of death.

  Shareholders should note that the Georgia intangible personal property tax has been repealed effective January 1, 1997.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Georgia and local tax matters.

LOUISIANA

  The following is a general, abbreviated summary of certain provisions of the applicable Louisiana tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Louisiana Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Louisiana Fund transactions.

  The following is based on the assumptions that the Louisiana Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Louisiana Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Louisiana Fund's shareholders.

  The Louisiana Fund will be subject to the Louisiana corporate franchise tax and corporate income tax only if it has a sufficient nexus with Louisiana. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions by the Louisiana Fund that are attributable to interest on any obligation of Louisiana and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Louisiana personal income tax or the Louisiana corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Louisiana personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Louisiana Fund will be subject to the Louisiana personal and corporate income taxes.

  Shares of the Louisiana Fund may be subject to the Louisiana inheritance tax and the Louisiana estate tax if held by a Louisiana decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Louisiana tax matters.

NORTH CAROLINA

  The following is a general, abbreviated summary of certain provisions of the applicable North Carolina tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the North Carolina Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to North Carolina Fund transactions.

  The following is based on the assumptions that the North Carolina Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause North Carolina Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the North Carolina Fund's shareholders.

  The North Carolina Fund will be subject to the North Carolina corporation income tax and the North Carolina franchise tax only if it has a sufficient nexus with North Carolina. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions from North Carolina Fund that are attributable to interest on any obligation of North Carolina or its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the North Carolina personal income tax or the North Carolina corporation income tax. All other distributions, including distributions attributable to capital gains, will be subject to the North Carolina personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the North Carolina Fund will be subject to the North Carolina personal and corporate income taxes.

  Shares of the North Carolina Fund may be subject to the North Carolina inheritance tax and the North Carolina estate tax if owned by a North Carolina decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning North Carolina and local tax matters.

TENNESSEE

  The following is a general, abbreviated summary of certain provisions of the applicable Tennessee tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Tennessee Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Tennessee Fund transactions.

  The following is based on the assumptions that the Tennessee Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will invest at least 75% of its assets in obligations of Tennessee and its political subdivisions ("Tennessee Obligations") or obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations"), that it will satisfy the conditions which will cause Tennessee Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Tennessee Fund's shareholders.

  The Tennessee Fund is not subject to Tennessee taxes.

  Distributions from the Tennessee Fund that are attributable to interest on Tennessee Obligations or to interest on Federal Obligations will not be subject to the Tennessee individual income tax (also known as the "Hall income tax"). In addition, under current administrative practice of the Tennessee Department of Revenue, dividends attributable to gains realized from the sale or exchange of Tennessee Obligations or Federal Obligations will not be subject to the Tennessee individual income tax. All other distributions will be subject to such tax.

  All distributions from the Tennessee Fund, regardless of source, will be subject to the Tennessee corporate excise tax.

  Gain on the sale, exchange, or other disposition of shares of the Tennessee Fund will not be subject to the Tennessee individual income tax but will be subject to the Tennessee corporate excise tax.

  Shares of the Tennessee Fund may be subject to the Tennessee inheritance tax and the Tennessee estate tax if owned by a Tennessee decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Tennessee and local tax matters.

PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                      cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20%.

  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column.

                                                 AS OF MAY 31, 1998
                                     ------------------------------------------
                                            COMBINED FEDERAL       TAXABLE
                                     YIELD AND STATE TAX RATE* EQUIVALENT YIELD
                                     ----- ------------------- ----------------
      Georgia Municipal Bond Fund
        Class A Shares.............  4.51%       43.20%             7.94%
        Class B Shares.............  3.96%       43.20%             6.97%
        Class C Shares.............  4.16%       43.20%             7.32%
        Class R Shares.............  4.91%       43.20%             8.64%
      Louisiana Municipal Bond Fund
        Class A Shares.............  4.65%       41.80%             7.99%
        Class B Shares.............  4.11%       41.80%             7.06%
        Class C Shares.............  4.31%       41.80%             7.41%
        Class R Shares.............  5.06%       41.80%             8.69%
      North Carolina Municipal Bond
      Fund
        Class A Shares.............  3.98%       44.30%             7.15%
        Class B Shares.............  3.41%       44.30%             6.12%
        Class C Shares.............  3.61%       44.30%             6.48%
        Class R Shares.............  4.36%       44.30%             7.83%
      Tennessee Municipal Bond Fund
        Class A Shares.............  3.97%       43.20%             6.99%
        Class B Shares.............  3.40%       43.20%             5.99%
        Class C Shares.............  3.60%       43.20%             6.34%
        Class R Shares.............  4.34%       43.20%             7.64%

--------
   * The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields table in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen UITs, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.20%, were as follows:

                                                          MAY 31, 1998
                                                 -------------------------------
                                                       DISTRIBUTION RATES
                                                 -------------------------------
                                                 CLASS A CLASS B CLASS C CLASS R
                                                 ------- ------- ------- -------
      Georgia Municipal Bond Fund...............  4.73%   4.18%   4.40%   5.17%
      Louisiana Municipal Bond Fund.............  4.78%   4.26%   4.47%   5.19%
      North Carolina Municipal Bond Fund .......  4.82%   4.29%   4.47%   5.20%
      Tennessee Municipal Bond Fund.............  4.89%   4.34%   4.50%   5.26%

  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for the Class A Shares of each fund reflect actual performance for all periods. For the Georgia, Louisiana, North Carolina, and Tennessee Funds, the Class B, C and R Shares, total returns reflect actual performance for periods since class inception, and the Class A Shares' performance for periods prior to inception, adjusted for the differences in sales charges (and for Class B and C, fees) between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                               INCEPTION DATES
                                                              ------------------
      Georgia Municipal Bond Fund
        Class A Shares.......................................     March 27, 1986
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................    January 4, 1994
        Class R Shares.......................................   February 1, 1997
      Louisiana Municipal Bond Fund
        Class A Shares....................................... September 12, 1989
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................   February 2, 1994
        Class R Shares.......................................   February 1, 1997
      North Carolina Municipal Bond Fund
        Class A Shares.......................................     March 27, 1986
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................    October 4, 1993
        Class R Shares.......................................   February 1, 1997
      Tennessee Municipal Bond Fund
        Class A Shares.......................................   November 2, 1987
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................    October 4, 1993
        Class R Shares.......................................   February 1, 1997

  The annual total return figures for the Funds, including the effect of the maximum sales charge for Class A shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods (as applicable) ended May 31, 1998 and for the period from inception through May 31, 1998, respectively, were:

                                              ANNUAL TOTAL RETURN
                                  --------------------------------------------
                                  ONE YEAR FIVE YEARS TEN YEARS FROM INCEPTION
                                   ENDED     ENDED      ENDED      THROUGH
                                  MAY 31,   MAY 31,    MAY 31,     MAY 31,
                                    1998      1998      1998         1998
                                  -------- ---------- --------- --------------
     Georgia Municipal Bond Fund
       Class A Shares............   6.73%    5.80%      7.65%       7.34%
       Class B Shares............   6.66%    5.95%      7.65%       7.34%
       Class C Shares............  10.79%    6.11%      7.51%       7.12%
       Class R Shares............  11.23%    6.71%      8.11%       7.72%
     Louisiana Municipal Bond
        Fund
       Class A Shares............   5.24%    6.04%        N/A       7.98%
       Class B Shares............   5.18%    6.16%        N/A       7.95%
       Class C Shares............   9.32%    6.35%        N/A       7.91%
       Class R Shares............  10.21%    7.01%        N/A       8.55%
     North Carolina Municipal
        Bond Fund
       Class A Shares............   4.13%    4.84%      7.38%       6.69%
       Class B Shares............   3.89%    4.95%      7.38%       6.68%
       Class C Shares............   8.09%    5.12%      7.23%       6.46%
       Class R Shares............   8.88%    5.79%      7.87%       7.09%
     Tennessee Municipal Bond
        Fund
       Class A Shares............   4.48%    5.08%      7.50%       7.51%
       Class B Shares............   4.21%    5.19%      7.48%       7.50%
       Class C Shares............   8.39%    5.38%      7.35%       7.34%
       Class R Shares............   9.20%    5.99%      7.96%       7.95%

  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

  The cumulative total return figures for the Funds, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods (as applicable) ended May 31, 1998, and for the period since inception through May 31, 1998, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were as follows:

                                        CUMULATIVE TOTAL RETURN
                                ---------------------------------------
                                                                FROM
                                ONE YEAR FIVE YEARS TEN YEARS INCEPTION
                                 ENDED     ENDED      ENDED    THROUGH
                                MAY 31,   MAY 31,    MAY 31,   MAY 31,
                                  1998      1998      1998      1998
                                -------- ---------- --------- ---------
     Georgia Municipal Bond
        Fund
       Class A Shares..........   6.73%    32.59%    109.06%   136.98%
       Class B Shares..........   6.66%    33.51%    108.91%   136.87%
       Class C Shares..........  10.79%    34.50%    106.31%   131.05%
       Class R Shares..........  11.23%    38.38%    118.14%   147.33%
     Louisiana Municipal Bond
        Fund
       Class A Shares..........   5.24%    34.05%        N/A    95.31%
       Class B Shares..........   5.18%    34.85%        N/A    94.78%
       Class C Shares..........   9.32%    36.07%        N/A    94.21%
       Class R Shares..........  10.21%    40.29%        N/A   104.34%
     North Carolina Municipal
        Bond Fund
       Class A Shares..........   4.13%    26.66%    103.88%   120.04%
       Class B Shares..........   3.89%    27.33%    103.74%   192.82%
       Class C Shares..........   8.09%    28.35%    101.06%   114.30%
       Class R Shares..........   8.88%    32.52%    113.29%   130.17%
     Tennessee Municipal Bond
        Fund
       Class A Shares..........   4.48%    28.10%    106.01%   115.03%
       Class B Shares..........   4.21%    28.77%    105.76%   114.85%
       Class C Shares..........   8.39%    29.93%    103.28%   111.58%
       Class R Shares..........   9.20%    33.77%    115.10%   124.60%

  Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

  Using the 43.2% maximum combined marginal federal and State tax rate for 1998, the annual taxable equivalent total return for the Georgia Municipal Fund's Class A shares for the one-year period ended May 31, 1998 was 15.51%.

  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The minimum initial investment is $3,000 per fund share class, and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.

  Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares also subject to an annual service fee of
 .20%. See "Description and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on April 30, 1998 of Class A shares from the Nuveen Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

      Net Asset Value per share.......................................... $9.46
      Per Share Sales Charge--4.20% of public offering price (4.38% of
       net asset value per share)........................................   .41
                                                                          -----
      Per Share Offering Price to the Public............................. $9.87

  The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

                                                                       AUTHORIZED DEALER
                          SALES CHARGE AS % OF  SALES CHARGE AS % OF  COMMISSION AS % OF
   AMOUNT OF PURCHASE    PUBLIC OFFERING PRICE* NET AMOUNT INVESTED  PUBLIC OFFERING PRICE
   ------------------    ---------------------- -------------------- ---------------------
Less than $50,000.......          4.20%                 4.38%                3.70%
$50,000 but less than
 $100,000...............          4.00%                 4.18%                3.50%
$100,000 but less than
 $250,000...............          3.50%                 3.63%                3.00%
$250,000 but less than
 $500,000...............          2.50%                 2.56%                2.00%
$500,000 but less than
 $1,000,000.............          2.00%                 2.04%                1.50%
$1,000,000 and over.....            --*                   --                   --(1)

--------

(1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% (0.75% and 0.50%, respectively, for the Intermediate and Limited Term Funds) of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% (0.50% for the Intermediate
    Fund) of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% (0.75% and 0.50%, respectively, for the Intermediate and Limited Term Funds) of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES AND CLASS R SHARES PURCHASE ELIGIBILITY

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $3,000 and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free (800) 257-8787.

  Reinvestment of Redemption Proceeds from Unaffiliated Funds. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and Class R Shares may be purchased, by the following categories of investors:

  . investors purchasing $1,000,000 or more ($2,500,000 for R shares);

  . officers, trustees and former trustees of the Nuveen and Flagship Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay authorized dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 2.5% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of e initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. A Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  Class R Share Purchase Eligibility. Class R Shares are available for purchases of $2.5 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds;
    and their immediate family members of trustees/directors of any fund, sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  . any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time upon prior written notice to shareholders of the Funds.

  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

REDUCTION OR ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged upon shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. You may not exchange Class B Shares for shares of a Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following six special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; and 6) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 12% of the original investment amount. If a Fund waives or reduces the

CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

GENERAL MATTERS

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  In addition to the types of compensation to dealers to promote sales of fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen mutual funds during specified time periods.

  To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

  In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust III, dated February 1, 1997 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

  The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen (or Flagship Financial, Inc., which Nuveen acquired on January 1, 1997) for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                YEAR ENDED               YEAR ENDED               YEAR ENDED
                               MAY 31, 1998             MAY 31, 1997             MAY 31, 1996
                         ------------------------ ------------------------ ------------------------
                          AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT
                         UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY
                         COMMISSIONS    NUVEEN    COMMISSIONS   FLAGSHIP   COMMISSIONS   FLAGSHIP
FUND                     ------------ ----------- ------------ ----------- ------------ -----------
Georgia Fund............     300           41         293           39         347           47
Louisiana Fund..........     367           39         254           33         247           32
North Carolina Fund.....     289           40         358           49         439           47
Tennessee Fund..........     662           67         639           88         846          113

DISTRIBUTION AND SERVICE PLAN

  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of

1% per year of the average daily net assets of Class C Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended May 31, 1998, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. For the period from June 1, 1996 to January 31, 1997, the service fee for all Class C Shares was
 .20% and the distribution fee was .40% for the Class A Shares and .75% for the Class C Shares. Thereafter, the service fee for the Class A and Class C Shares was .20% and the distribution fee for the Class B Shares was .75% and for the Class C Shares was .55%.

                                                           COMPENSATION PAID TO
                                                          AUTHORIZED DEALERS FOR
                                                            END OF FISCAL 1998
                                                          ----------------------
Georgia Municipal Bond Fund
  Class A................................................        $235,172
  Class B................................................        $ 14,815
  Class C................................................        $116,640
Louisiana Municipal Bond Fund
  Class A................................................        $164,872
  Class B................................................        $ 40,431
  Class C................................................        $ 79,636
North Carolina Municipal Bond Fund
  Class A................................................        $371,113
  Class B................................................        $ 13,177
  Class C................................................        $ 56,974
Tennessee Municipal Bond Fund
  Class A................................................        $537,896
  Class B................................................        $ 24,120
  Class C................................................        $130,791

  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 has been selected as auditors for all of the Funds. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those auditors in giving their reports.

  The custodian of the assets of the Funds is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting, and portfolio accounting services.

  The Fund's transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Reports; and are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

APPENDIX A

RATINGS OF INVESTMENTS

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

FUTURES AND INDEX TRANSACTIONS

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

REPURCHASE AGREEMENTS

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                                               VAI-MS3-9-98

NUVEEN
Municipal
Bond Funds



May 31, 1998

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.

[PHOTO APPEARS HERE]

Alabama

Georgia

Louisiana

North
Carolina

South
Carolina

Tennessee

Highlights

As of May 31, 1998
For Class A shares on net asset value


Credit Quality                  Performance Highlights

Nuveen Flagship Alabama Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded                63%
AA                              15%
A                               20%
BBB/NR                           2%

 . Outperformed Lehman Brothers Municipal Bond Index and Lipper peer group average for the one-year period

 .  One-year total return of 10.22%

 .  Taxable-equivalent yield of 7.52%*


Nuveen Flagship Georgia Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded                59%
AA                              15%
A                               22%
BBB/NR                           4%

 . Outperformed Lehman Brothers Municipal Bond Index and Lipper peer group average for the one-year period

 . Ranked the fifth best-performing tax-free fund in the country for 1997 in Business Week**

 .  One-year total return of 11.37%

Nuveen Flagship Louisiana Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded                71%
AA                               8%
A                               12%
BBB/NR                           9%

 . Outperformed Lehman Brothers Municipal Bond Index and Lipper peer group average for the one-year period

 .  One-year total return of 9.88%

 .  Taxable-equivalent yield of 7.37%*

Nuveen Flagship North Carolina Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded                35%
AA                              33%
A                               16%
BBB/NR                          16%

 .  One-year total return of 8.69%

 .  Taxable-equivalent yield of 6.59%*

 .  Steady dividend for 16 consecutive months

Nuveen Flagship South Carolina Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded                62%
AA                              26%
A                               10%
BBB/NR                           2%

 . Outperformed Lehman Brothers Municipal Bond Index and Lipper peer group average for the one-year period

 .  One-year total return of 9.95%

 .  Taxable-equivalent yield of 7.59%*

Nuveen Flagship Tennessee Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded                49%
AA                              26%
A                               15%
BBB/NR                          10%

 .  Outperformed Lipper peer group average for the one-year period

 .  One-year total return of 9.01%

 .  Taxable-equivalent yield of 6.46%*


* For investors in the 31% federal and applicable state income tax bracket. See your fund's performance overview for more information.

** An article in the December 29, 1997, issue of Business Week ranked the Nuveen Flagship Georgia Municipal Bond Fund fifth out of 1,391 tax-free mutual funds based on total returns for the period from January 1, 1997--December 12, 1997. The total return data was provided by Morningstar, Inc., an independent investment information service, and reflects appreciation plus reinvestment of dividends and capital gains before taxes.


    Contents
 1  Dear Shareholder
 4  Alabama Commentary
    and Overview
 6  Georgia Commentary
    and Overview
 8  Louisiana Commentary
    and Overview
10  North Carolina Commentary
    and Overview
12  South Carolina Commentary
    and Overview
14  Tennessee Commentary
    and Overview
16  Report of Independent Public Accountants
17  Portfolio of Investments
41  Statement of Net Assets
43  Statement of Operations
45  Statement of Changes in Net Assets
47  Notes to Financial Statements
54  Financial Highlights
60  Building Better Portfolios
61  Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]


Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime to build. Once achieved, it should be preserved.

I'm pleased to share with you this performance report for your Nuveen municipal bond fund. Over the past 12 months, each of the funds in this report continued to perform well and meet their objectives of providing you with attractive tax-free income and strong after-tax total returns.

For many of our shareholders, this annual report represents the first time you have received a consolidated report covering performance data for other Nuveen funds in addition to your own. These consolidated reports are part of our continuing efforts to control fund expenses; we achieve greater economies of scale for our shareholders through reducing paper, printing and mailing costs. By consolidating reports by region and incorporating several funds into one booklet, we have lowered these administrative expenses and made owning shares in a Nuveen fund more cost-efficient for you.

Fund Update

Earlier this year, the Board of Trustees approved reorganizations of the Alabama and South Carolina funds, subject to shareholder approval at a special meeting on August 13. If approved, the Nuveen Flagship Alabama Municipal Bond Fund and the Nuveen Flagship South Carolina Municipal Bond Fund will be merged into the Nuveen Flagship All-American Municipal Bond Fund, effective August 21, 1998. The merger of these funds -- with their similar philosophies and management -- offers shareholders several potential benefits, including lower costs, greater portfolio flexibility and higher after-tax dividends. Mergers reduce administrative expenses by consolidating fund reporting, record-keeping and other operational functions. The combined fund will have a larger asset base, enabling us to buy and sell larger blocks of bonds, thereby lowering trading costs and enhancing portfolio liquidity. Although dividends will no longer be exempt from state income taxes, we anticipate that the proposed merger will result in higher after-tax dividends for Alabama and South Carolina shareholders.

The Economy in Review

Fixed-income investments enjoyed bullish performance over the past year, as declining interest rates and low inflation spurred a bond market rally. The equity markets also exhibited continued strength despite recent volatility sparked by Asia's financial problems and their possible effects on U.S. corporate earnings. Although interest rates have trended slightly upward in recent months, a year-to-date comparison shows that today's rates are significantly lower than they were one year ago. As shown in the accompanying chart, between the end of May 1997 and May 1998, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell from 5.74% to 5.22%.

Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.5% for the 12 months ended May 1998, remaining at one of its lowest levels in years. The Asian situation also provided additional strength to the bond market rally, as many investors made a "flight to quality" by moving assets into high-quality U.S. bonds in the face of the uncertainty in that region.

In coming months, we will continue to watch closely several key factors that are likely to affect the future of the economy, including the demand for goods and services, the availability of qualified employees, the strength of the dollar, and indications from the Federal Reserve. With many investors still waiting for the full impact of Asia's difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets continues to cause concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.

Municipal Market Review

As interest rates continued to decline over the past year, bond prices rose. This price appreciation for the bonds in our portfolios contributed to strong total returns for the year.

Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds. With the improvements in the fundamental financial health of many municipalities and revenue projects financed by bonds, major credit rating agencies upgraded the credit quality of thousands of issuers over the past year, while downgrading relatively few. These boosts in credit quality also contributed to the funds' performance as upgraded bonds increased in value.

The combination of low interest rates and a strong economy set new issuance on a record pace and stimulated a dramatic increase in the refinancing of existing bonds as issuers sought to lower their interest costs. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997. The flood of new issues continued with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal


"Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds."

"Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals."

bond history. Although the nationwide supply of municipal bonds remained heavy, the supply of bonds in each state varied according to local economic conditions. This level of issuance highlights the value of Nuveen's expertise in the municipal market, as our portfolio management teams worked diligently to sift through the available issues to select those undervalued securities that would help the funds achieve their investment objectives.

Diversification: The Key
to a Better Portfolio

In view of current market conditions, we believe that investors will find diversification to be an increasingly important investment strategy in the months ahead. An appropriately diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can help cushion your portfolio against volatility and enhance your return potential.

Many investors select Nuveen's municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and sustaining long-term financial security. These funds also work well with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. In fact, recent studies by Nuveen Research have found that portfolios combining municipal bonds and stocks generated higher after-tax returns with lower levels of risk than similar portfolios combining stocks and Treasury or corporate bonds.

We encourage you to talk to your financial adviser about Nuveen's range of equity and balanced funds, including the Nuveen European Value Fund. This new equity mutual fund offers a portfolio of quality European company stocks for investors seeking long-term growth potential and international diversification. The fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversification while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services at (800) 257-8787 for a prospectus. Please read the information carefully before you invest.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of Nuveen. Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals. We thank you for your continued confidence in us and our family of investments.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 1998

Nuveen Flagship Alabama Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Mike Davern discusses fund performance, the municipal market, and key investment strategies for the Alabama fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.


State Economic and Market Review
Alabama's economy continues to diversify as it moves toward the service, trade and finance sectors, and away from traditional manufacturing industries. The state's once healthy apparel industry is facing increased competition from foreign and domestic companies, but has been somewhat offset by growth in wood, paper products and durable manufacturing industries. Although per capita income falls below the national average, it is slowly improving.

Financial operations remain satisfactory. Alabama has a strong unreserved General Fund balance and an extremely low debt burden. In the current legislative session, large debt proposals are under discussion: $1 billion for educational spending, and $700 million in gas tax-supported revenue bonds for highways. Overall, municipal bond supply was strong during the past year, particularly in the housing and health care sectors.

Fund Performance
The fund performed exceptionally well over the past year, generating a total return on net asset value of 10.22%, which is equivalent to a taxable return of 12.89% for investors in the 33.4% combined federal and state income tax bracket. The total return significantly outperformed the annual return of 9.38% posted by the unmanaged Lehman Brothers Municipal Bond Index, and surpassed the average return of 8.32% for its Lipper peer group of Alabama municipal bond funds by almost 200 basis points. In addition, the fund was ranked second of the 11 Alabama funds in its Lipper peer group for the year. The fund also provided a very competitive yield of 5.01%, which is equivalent to a taxable yield of 7.52% for investors in the 33.4% combined federal and state income tax bracket. This performance is even more impressive given the fund's high credit quality (63% in AAA bonds).

Key Strategies
There were several elements contributing to the fund's strong performance during the past year. First was its longer duration, which is a measure of the fund's price volatility in relation to changes in interest rates. The fund's duration of 8.05 years was longer than the Lehman Index's average duration of 7.11 years. The longer duration allowed the fund to better participate in this year's market rally, although it would have been more adversely affected had there been a market downturn. In addition to its longer duration, we were able to maintain good call protection, avoiding issues that would be called away in the event of a near-term change in interest rates and would therefore impact the fund's income levels. With that in mind, we found value in some call-protected housing bonds, as well as some health care issues.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 20% of the portfolio invested in water and sewer bond issues, 18% in health care bonds, 13% in education and civic organization issues and 18% in tax obligation debt.

Outlook for the Future
Going forward, we expect conditions in which we can maintain the duration of the portfolio, as well as its favorable call protection. In terms of specific sectors, we will seek out attractive health care and water and sewer issues. Higher-quality issues will continue to dominate the portfolio, because narrow yield spreads between lower- and higher-rated securities provide little reward for assuming the increased credit risk associated with lower-quality bonds. Overall, we will continue to maintain the fund's current healthy diversification, which should be aided by continuing strong supply in the state.

Nuveen Flagship Alabama Municipal Bond Fund
Performance Overview
As of May 31, 1998

Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

0.044            6/97
0.044            7/97
0.044            8/97
0.044            9/97
0.044           10/97
0.044           11/97
0.044           12/97
0.0435           1/98
0.0435           2/98
0.0435           3/98
0.0435           4/98
0.0435           5/98

Top 5 Sectors

Water and Sewer                          20%
Health Care                              18%
Education and Civic Organizations        13%
Tax Obligation (General)                  9%
Tax Obligation (Limited)                  9%

Portfolio Statistics

Share Class                                                  A        B        C        R
-------------------------------------------------------------------------------------------
Inception Date                                            4/94     2/97     2/97     2/97
Net Asset Value                                         $10.61   $10.62   $10.62   $10.68
Fund Net Assets ($000)                                                             $8,050
Average Weighted Maturity (Years)                                                   22.45
Average Weighted Duration (Years)                                                    8.05

Annualized Total Return/1/

Share Class                                    A(NAV)  A(Offer)       B        C        R
-------------------------------------------------------------------------------------------
1-Year                                         10.22%     5.63%    9.31%    9.54%   11.06%
3-Year                                          7.68%     6.14%    7.04%    7.26%    8.01%
Since Inception                                 7.99%     6.88%    7.36%    7.57%    8.23%

Tax-Free Yields

Share Class                                    A(NAV)  A(Offer)       B        C        R
-------------------------------------------------------------------------------------------
Distribution Rate                               4.92%     4.71%    4.18%    4.41%    5.11%
SEC 30-Day Yield                                5.01%     4.80%    4.28%    4.48%    5.23%
Taxable Equivalent Yield/2/                     7.52%     7.21%    6.43%    6.73%    7.85%

Index Comparison/3/

[MOUNTAIN CHART APPEARS HERE]

                Nuveen Flagship Alabama                 Nuveen Flagship Alabama                   Lehman Brothers
                Municipal Bond Fund (NAV)               Municipal Bond Fund (Offer)             Municipal Bond Index
4/94                     10,000                                    9,580                               10,000
5/95                     11,019                                   10,556                               11,006
5/96                     11,429                                   10,949                               11,509
5/97                     12,482                                   11,958                               12,463
5/98                     13,758                                   13,180                               13,633

Lehman Brothers Municipal Bond Index                           $13,633
Nuveen Flagship Alabama Municipal Bond Fund (NAV)              $13,758
Nuveen Flagship Alabama Municipal Bond Fund (Offer)            $13,180

Past performance is not predictive of future results.

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 33.4%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Nuveen Flagship Georgia Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Mike Davern discusses fund performance, the municipal market, and key investment strategies for the Georgia fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.


State Economic and Market Review
In August 1997, Georgia joined the ranks of other states with the top rating for its municipal bonds when Standard & Poor's upgraded the state's general obligation rating to AAA, citing a strengthened financial position and favorable economic trends. Since then, Georgia has continued to experience population, tax base and overall economic growth, especially in the Atlanta metropolitan area, while maintaining a low debt burden. The presence of several major corporate headquarters has helped diversify the economy, and the rapidly growing service sector has offset manufacturing sector losses. In terms of population, Georgia is expected to remain among the fastest-growing states over the next five years.

With the Atlanta area experiencing rapid growth in school enrollment, many school districts are making an effort to manage future growth by participating in a one percent sales tax program designed in part to ease the property tax burden. Use of these programs should enable school districts to fund necessary capital projects without overburdening the property tax base. Overall, municipal bond supply was strong during the past year, particularly in the housing and health care sectors.

Fund Performance
The Georgia Municipal Bond Fund performed exceptionally well over the past year, generating a total return of 11.37%, which is equivalent to a taxable return of 14.32% for investors in the 35.1% combined federal and state income tax bracket. The total return significantly out-performed the annual return of 9.38% posted by the unmanaged Lehman Brothers Municipal Bond Index and surpassed its Lipper peer group average of 9.37% by 200 basis points. In addition, the Georgia Municipal Bond Fund was ranked fourth among the 34 Georgia municipal bond funds followed by Lipper. The fund also provided a competitive yield of 4.74%, which is equivalent to a taxable yield of 7.30% for investors in the 35.1% combined federal and state income tax bracket. This excellent performance record was recognized by Business Week magazine, which ranked the fund the fifth best-performing tax-free fund in the country for 1997.*

Key Strategies
There were several elements contributing to the fund's outstanding performance during the past year. First was the Georgia fund's long portfolio duration, which is a measure of the fund's price volatility in relation to changes in interest rates. The fund's duration of 8.39 years was longer than the Lehman Index's average duration of 7.11 years. The longer duration allowed the fund to better participate in this year's market rally, although it would have been more adversely affected had there been a market downturn. In addition to its longer duration, we focused on maintaining good call protection, avoiding issues that would be called away in the event of a near-term change in interest rates and could affect the fund's income levels. With that in mind, we found value in some escrowed government housing bonds, as well as some health care issues.

Pre-refunded bonds also played an important role in this outstanding performance. In a pre-refunding, bonds are essentially paid off by their issuer and backed by U.S. Treasury securities until they can be called from the portfolio. As a result these bonds generally increase in value, contributing to the fund's strong total returns.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 20% of the portfolio invested in U.S. guaranteed bonds (reflecting the numerous pre-refundings), 18% in limited tax obligation issues, 13% in multifamily housing bonds and 10% in single-family housing debt.

Outlook for the Future
On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Tom O'Shaughnessy assumed management responsibilities for this fund. Tom is a 15-year veteran of Nuveen and an experienced investment professional who has managed a range of other municipal bond funds. Going forward, Tom and his team expect conditions in which they can maintain the duration of the portfolio, as well as its favorable call protection. Higher-quality issues will continue to dominate the portfolio, because narrow yield spreads between lower- and higher-rated securities provide little reward for assuming the increased credit risk associated with lower-quality bonds. Overall, they will continue to maintain the fund's current healthy diversification, which should be aided by continuing strong supply.

* Please see inside front cover for more information.

               Nuveen Flagship Georgia Municipal Bond Fund
               Performance Overview
               As of May 31, 1998

Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

0.047      6/97
0.047      7/97
0.047      8/97
0.047      9/97
0.047     10/97
0.047     11/97
0.047     12/97
0.047      1/98
0.047      2/98
0.047      3/98
0.047      4/98
0.047      5/98

Top 5 Sectors

U.S. Guaranteed           20%
 .............................
Tax Obligation (Limited)  18%
 .............................
Housing (Multifamily)     13%
 .............................
Housing (Single-Family)   10%
 .............................
Health Care                9%
-----------------------------

Portfolio Statistics

Share Class                                                  A        B        C          R
-------------------------------------------------------------------------------------------
Inception Date                                            3/86     2/97     1/94       2/97
 ...........................................................................................
Net Asset Value                                         $11.19   $11.20   $11.17   $  11.15
 ...........................................................................................
Fund Net Assets ($000)                                                             $143,078
 ...........................................................................................
Average Weighted Maturity (Years)                                                     21.34
 ...........................................................................................
Average Weighted Duration (Years)                                                      8.39
-------------------------------------------------------------------------------------------

Annualized Total Return/1/

Share Class                                    A(NAV)  A(Offer)       B        C          R
-------------------------------------------------------------------------------------------
1-Year                                         11.37%     6.73%   10.66%   10.79%     11.23%
 ...........................................................................................
5-Year                                          6.72%     5.80%    6.11%    6.11%      6.71%
 ...........................................................................................
10-Year                                         8.12%     7.65%    7.65%    7.51%      8.11%
-------------------------------------------------------------------------------------------

Tax-Free Yields

Share Class                                    A(NAV)  A(Offer)       B        C         R
-------------------------------------------------------------------------------------------
Distribution Rate                               4.93%     4.73%    4.18%    4.40%     5.17%
 ...........................................................................................
SEC 30-Day Yield                                4.74%     4.54%    3.99%    4.19%     4.94%
 ...........................................................................................
Taxable Equivalent Yield/2/                     7.30%     7.00%    6.15%    6.46%     7.61%
-------------------------------------------------------------------------------------------

Index Comparison/3/

[MOUNTAIN CHART APPEARS HERE]

A = Nuveen Flagship Georgia Municipal Bond Fund (NAV)
B = Nuveen Flagship Georgia Municipal Bond Fund (Offer)
C = Lehman Brothers Municipal Bond Index

              A           B        C
5/88        10000       9580     10000
5/89        11376      10898     11149
5/90        11894      11394     11965
5/91        13070      12521     13171
5/92        14221      13624     14466
5/93        15762      15100     16195
5/94        16052      15378     16595
5/95        17386      16656     18107
5/96        17915      17162     18934
5/97        19595      18772     20505
5/98        21827      20910     22430

-- Lehman Brothers Municipal Bond Index                         $22,430
-- Nuveen Flagship Georgia Municipal Bond Fund (NAV)            $21,827
-- Nuveen Flagship Georgia Municipal Bond Fund (Offer)          $20,910

Past performance is not predictive of future results.


/1/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/2/ Based on SEC yield and a combined federal and state income tax rate of 35.1%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

/3/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Nuveen Flagship Louisiana Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Jan Terbrueggen discusses fund performance, the municipal market, and key investment strategies for the Louisiana fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.



State Economic and Market Review

Louisiana's economic and financial condition improved during 1997. The state continued to reduce its reliance on federal grants, in favor of other more dependable revenue sources. The state remains dependent on the tourism industry, which fuels sales tax and gaming revenues, both of which are important to the state's annual operating budget. In addition, Louisiana has lessened its dependence on the oil and gas industries -- the primary sources of the state's historically unsteady economy.

Although the state's overall debt burden declined during 1997, several bond issues are anticipated in 1998, including school building and prison bonds. In fact, new issue volume for the state is up 56% during the first quarter of 1998. Given the state's improved condition, Louisiana bonds should be well-received among both state and national municipal market participants.

Fund Performance

The fund posted a strong total return of 9.88% for the year, which is equivalent to a taxable return of 12.66% for investors in the 33.9% combined federal and state income tax bracket. The total return outpaced the return of 9.38% posted by the unmanaged Lehman Brothers Municipal Bond Index and surpassed its peer group average of 8.56% by well over 100 basis points. The Louisiana Municipal Bond Fund also ranked second among the 13 Louisiana municipal bond funds followed by Lipper Analytical Service, a nationally recognized performance measurement service. In addition, the fund posted a competitive yield of 4.87%, which is equivalent to a taxable yield of 7.37% for investors in the 33.9% combined federal and state income tax bracket.

Key Strategies

There were several elements contributing to the fund's strong performance during the past year. First was the Louisiana fund's duration, which is a measure of the fund's price volatility in relation to changes in interest rates. The fund's duration of 7.72 years was somewhat longer than the Lehman Index's average duration of 7.11 years. The longer duration allowed the fund to better participate in this year's market rally, although it would have been more adversely affected had there been a market downturn. In addition to maintaining the longer duration, we took advantage of Nuveen's diligent research team to find financially strong lower-rated bonds that offered competitive yields. We also found good yields in a few key sectors, including hospital bonds and bonds subject to the alternative minimum tax (which does not affect most shareholders). The fund also benefited from the ongoing appreciation of a number of housing issues, as Fannie Mae took a large position in the state's housing bonds, keeping prices high.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 18% of the portfolio invested in health care bonds, 14% in general tax obligation securities, 12% in limited tax obligation issues and 12% in single-family housing debt.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Mike Davern assumed management responsibilities for this fund. Mike is a seven-year veteran of Nuveen with 16 years of experience as an investment professional. He has managed a range of other state municipal bond funds. Mike and his team will allow the high income levels and potential price appreciation we have enjoyed from a number of outstanding housing issues to continue to work for shareholders. At the same time, they will avoid the state's general obligation debt, which is not attractive at this time. In addition, they expect to maintain the fund's current moderately longer duration.

Nuveen Flagship Louisiana Municipal Bond Fund
Performance Overview
As of May 31, 1998


------------------------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)/1/
------------------------------------------------------------------

[BAR CHART APPEARS HERE]

0.049          6/97
0.049          7/97
0.049          8/97
0.049          9/97
0.049         10/97
0.049         11/97
0.049         12/97
0.049          1/98
0.049          2/98
0.049          3/98
0.048          4/98
0.048          5/98


------------------------------------------------------------------
Top 5 Sectors
------------------------------------------------------------------
Health Care                         18%
Tax Obligation (General)            14%
Tax Obligation (Limited)            12%
Housing (Single-Family)             12%
U.S. Guaranteed                     11%
------------------------------------------------------------------


------------------------------------------------------------------
Portfolio Statistics
------------------------------------------------------------------
Share Class                            A       B       C         R
------------------------------------------------------------------
Inception Date                      9/89    2/97    2/94      2/97
Net Asset Value                   $11.55  $11.55  $11.54  $  11.55
Fund Net Assets ($000)                                    $111,852
Average Weighted Maturity (Years)                            21.64
Average Weighted Duration (Years)                             7.72
-------------------------------------------------------------------


-------------------------------------------------------------------
Annualized Total Return/2/
-------------------------------------------------------------------
Share Class                  A(NAV)     A(Offer)    B      C      R
-------------------------------------------------------------------
1-Year                        9.88%     5.24%  9.18%  9.32%  10.21%
5-Year                        6.95%     6.04%  6.32%  6.35%   7.01%
Since Inception               8.51%     7.98%  7.95%  7.91%   8.55%
-------------------------------------------------------------------


-------------------------------------------------------------------
Tax-Free Yields
-------------------------------------------------------------------
Share Class                  A(NAV)  A(Offer)     B      C       R
-------------------------------------------------------------------
Distribution Rate             4.99%     4.78%  4.26%  4.47%   5.19%
SEC 30-Day Yield              4.87%     4.66%  4.12%  4.32%   5.07%
Taxable Equivalent Yield/3/   7.37%     7.05%  6.23%  6.54%   7.67%
-------------------------------------------------------------------

------------------------------------------------------------------
Index Comparison/4/
------------------------------------------------------------------

[MOUNTAIN CHART APPEARS HERE]

         Nuveen Flagship        Nuveen Flagship        Lehman Brothers
       Louisiana Municipal    Louisiana Municipal       Municipal Bond
         Bond Fund (NAV)       Bond Fund (Offer)             Index
5/90          10501.5               10060.4                 10580.5
5/91          11704.8               11213.2                 11646.9
5/92          12915.2               12372.7                 12791.9
5/93          14604.5               13991.1                 14321.7
5/94          14861.1               14237                   14675.3
5/95          16229                 15547                   16012
5/96          17002                 16288                   16744
5/97          18595                 17814                   18132
5/98          20432                 19574                   19834

------------------------------------------------------------------

Lehman Brothers Municipal Bond Index                   $19,834
Nuveen Flagship Louisiana Municipal Bond Fund (NAV)    $20,432
Nuveen Flagship Louisiana Municipal Bond Fund (Offer)  $19,574

Past performance is not predictive of future results.

/1/ The fund also paid shareholders taxable distributions in December of $0.0387 per share.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/3/ Based on SEC yield and a combined federal and state income tax rate of 33.9%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

/4/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Nuveen Flagship North Carolina Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Walt Parker discusses fund performance, the municipal market, and key investment strategies for the North Carolina fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.


State Economic and Market Review

North Carolina's economy continues to expand, while decreasing its historic reliance on furniture manufacturing and tobacco and increasing the number of technology companies. The state's financial operations have been well-managed, which is reflected in strong budget reserve levels, low debt burden, and the ability to enact a one percent reduction in the food tax. In early 1997, voters approved the largest bond issue in state history, with $1.8 billion of the total $2.75 billion earmarked for school construction.

Despite that record bond issue, supply in the state remained tight and was dominated mainly by small issues. That, combined with a narrow spread between the yields on higher- and lower-quality bonds, increased the challenge of identifying value in the market. In part due to the state's enormous population growth, many of the year's most attractive buying opportunities came from bond issues supporting essential services such as school, water and sewer projects.


Fund Performance

For the year ended May 31, 1998, the total return on net asset value for the North Carolina Municipal Bond Fund was 8.69%, which is equivalent to a taxable return of 11.72% for investors in the 36.3% combined federal and state income tax bracket. The total return compares to the annual return of 9.38% posted by the unmanaged Lehman Brothers Municipal Bond Index, as well as the average return of 9.04% for the peer group of North Carolina municipal bond funds tracked by Lipper Analytical Service. The fund also provided a competitive yield of 4.20%, which is equivalent to a 6.59% taxable yield for investors in the 36.3% combined federal and state income tax bracket.

Although the fund slightly underperformed these two benchmark measures on a total return basis, it maintained a steady monthly dividend of $0.0445 per share throughout the period. The fund holds a number of high-yielding bonds purchased during a higher interest rate environment. Although these bonds help support the fund's competitive dividend, they were less able to participate in this year's market rally since they have already experienced significant price appreciation.


Key Strategies

The North Carolina Municipal Bond Fund is among Nuveen's larger and older funds. Many of the bonds in the portfolio were purchased during a much higher interest rate environment, and have substantially higher coupon rates than are available in today's market. Therefore, we focus on stability as much as possible with this fund and tend to sell these higher-yielding securities only when an unusually favorable opportunity arises.

In an attempt to make the most of the year's limited supply, we focused on reducing the fund's holdings in the health care sector, while increasing our position in the bonds of the state's essential services. The health care sector provided numerous opportunities to find value over the past few years, and the fund's weighting in that sector rose as high as 24% as we took advantage of those opportunities. However, the characteristics of the sector have evolved, and as mergers and acquisitions have become commonplace, particularly among regional facilities, these bonds have become more volatile. As a result, we have decreased our exposure to health care and moved away from regional hospitals-- which are more likely to be acquired by larger operations--and into the bonds of more established and stable teaching hospitals.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.


Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Tom O'Shaughnessy assumed management responsibilities for this fund. Tom is a 15-year veteran of Nuveen and an experienced investment professional who has managed a range of other municipal bond funds. In the near future, Tom and his team expect to see the state's growing population translate into increased general obligation debt as North Carolina's infrastructure needs continue to increase. Until that happens, and until the yield spread between lower- and higher-quality bonds widens, they will continue to seek out value from small bond issues with favorable yields. Particular areas they will be monitoring include essential services, education and housing bonds. They will also continue to focus on maximizing the fund's after-tax income.

              Nuveen Flagship North Carolina Municipal Bond Fund

                             Performance Overview
                              As of May 31, 1998


Monthly Tax-Free Dividends (Class A Shares)/1/


[Bar Chart Appears here]

0.0445   6/97
0.0445   7/97
0.0445   8/97
0.0445   9/97
0.0445  10/97
0.0445  11/97
0.0445  12/97
0.0445   1/98
0.0445   2/98
0.0445   3/98
0.0445   4/98
0.0445   5/98

Top 5 Sectors

Health Care                                                                18%
 .............................................................................
Tax Obligation (Limited)                                                   18%
 .............................................................................
Utilities                                                                  16%
 .............................................................................
U.S. Guaranteed                                                            12%
 .............................................................................
Housing (Single-Family)                                                    11%
-----------------------------------------------------------------------------




Portfolio Statistics
Share Class                                        A        B        C          R
---------------------------------------------------------------------------------
Inception Date                                  3/86     2/97    10/93       2/97
 .................................................................................
Net Asset Value                               $10.62   $10.62   $10.60   $  10.62
 .................................................................................
Fund Net Assets ($000)                                                   $199,088
 .................................................................................
Average Weighted Maturity (Years)                                           20.44
 .................................................................................
Average Weighted Duration (Years)                                            7.35
---------------------------------------------------------------------------------

Annualized Total Return2

Share Class                          A(NAV)  A(Offer)       B        C          R
---------------------------------------------------------------------------------
1-Year                                8.69%     4.13%    7.89%    8.09%      8.88%
 .................................................................................
5-Year                                5.74%     4.84%    5.12%    5.12%      5.79%
 .................................................................................
10-Year                               7.84%     7.38%    7.38%    7.23%      7.87%
---------------------------------------------------------------------------------

Tax-Free Yields

Share Class                          A(NAV)  A(Offer)       B        C          R
---------------------------------------------------------------------------------
Distribution Rate                     5.03%     4.82%    4.29%    4.47%      5.20%
 .................................................................................
SEC 30-Day Yield                      4.20%     4.02%    3.46%    3.65%      4.40%
 .................................................................................
Taxable Equivalent Yield/3/           6.59%     6.31%    5.43%    5.73%      6.91%
 .................................................................................

Index Comparison/4/

[Mountain Chart Appears Here]


             Nuveen Flagship        Nuveen Flagship
             North Carolina         North Carolina           Lehman Brothers
             Municipal Bond         Municipal Bond            Municipal Bond
               Fund (NAV)             Fund (Offer)                Index
5/88              10,000                  9,580                  10,000
5/89              11,476                 10,994                  11,149
5/90              12,068                 11,561                  11,965
5/91              13,189                 12,635                  13,171
5/92              14,414                 13,808                  14,466
5/93              16,092                 15,417                  16,195
5/94              16,298                 15,614                  16,595
5/95              17,512                 16,777                  18,107
5/96              18,154                 17,391                  18,934
5/97              19,567                 18,745                  20,505
5/98              21,268                 20,375                  22,430




-- Lehman Brothers Municipal Bond Index                             $22,430
-- Nuveen Flagship North Carolina Municipal Bond Fund (NAV)         $21,268
-- Nuveen Flagship North Carolina Municipal Bond Fund (Offer)       $20,375

Past performance is not predictive of future results.


1 The fund also paid shareholders taxable distributions in December of $0.0023 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a combined federal and state income tax rate of 36.3%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Nuveen Flagship South Carolina Municipal Bond Fund
Portfolio Manager's Comments

Portfolio Manager Walt Parker discusses fund performance, the municipal market, and key investment strategies for the South Carolina fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.


State Economic and Market Review
Standard & Poor's upgraded the rating on South Carolina's general obligation bonds in 1996 in response to the state's careful and conservative approach to debt and financial operations. Since then, South Carolina's economy has continued to diversify into the services, trade, and tourism industries, offsetting a continuing decline in the once-robust textile industry. A tax incentive program has convinced more than 300 companies to relocate to rural areas of the state.

Financial operations remain healthy with low debt levels, but those levels may rise due to the state's significant infrastructure needs, estimated at $50 billion in the next 20 years.

Despite a positive long-term outlook for bond issues, expanding state coffers tightened bond supplies last year, and competition for existing issues was high. The resulting narrow spread between the yields on higher- and lower-quality bonds increased the challenge of identifying value in the marketplace.
In part because of the state's enormous population growth, many of the year's most attractive buying opportunities came from bond issues supporting essential services--including schools, roads, and water and sewer projects.

Fund Performance
The fund posted strong performance for the year, generating a total return of 9.95%, which is equivalent to a taxable return of 12.89% for investors in the 35.8% combined federal and state income tax bracket. The total return outpaced the return of 9.38% posted by the benchmark Lehman Brothers Municipal Bond Index and surpassed the Lipper peer group average return of 8.91% by more than 100 basis points. The South Carolina Municipal Bond Fund also ranked second of the 19 South Carolina municipal bond funds followed by Lipper. The fund also provided a competitive tax-free yield of 4.87%, which is equivalent to a taxable return of 7.59% for investors in the 35.8% combined federal and state income tax bracket.


Key Strategies
One of our key strategies during the year was to work toward a longer portfolio duration for the fund, which is a measure of price volatility in reaction to changes in interest rates. Longer duration funds are better able to participate in a market rally, but will suffer more during a market downturn. In addition, we used cash inflows to help diversify the portfolio among different sectors of the economy. In particular, we focused during the year on reducing the fund's holdings in the health care sector, while increasing our position in the bonds of the state's essential services, including water and sewer projects. We believe these bonds offered good values despite the lack of supply in the market.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 18% of the portfolio invested in limited tax obligation bond issues, 18% in general tax obligation issues, 15% in water and sewer bonds and 14% in health care debt.

Outlook for the Future
In the near future, we expect to see the state's growing population translate into increased general obligation debt. Until that happens, and until the yield spread between lower- and higher-quality bonds widens, we will continue to seek value and competitive yields from small, lower-rated but still investment-quality bond issues. Particular areas we will be monitoring include the more financially secure essential service issues. We will continue our focus on long-term value and income for shareholders, and expect that the fund's smaller size will make it easier to position the fund to take advantage of changes in the market.

Nuveen Flagship South Carolina Municipal Bond Fund
Performance Overview
As of May 31, 1998

Monthly Tax-Free Dividends (Class A Shares)


[Bar Chart Appears here]

0.0415   6/97
0.0415   7/97
0.0415   8/97
0.0415   9/97
0.0415  10/97
0.0415  11/97
0.0415  12/97
0.04     1/98
0.04     2/98
0.04     3/98
0.04     4/98
0.04     5/98


Top 5 Sectors

Tax Obligation (Limited)                                                     18%
 ...............................................................................
Tax Obligation (General)                                                     18%
 ...............................................................................
Water and Sewer                                                              15%
 ...............................................................................
Health Care                                                                  14%
 ...............................................................................
Education and Civic Organizations                                            10%
-------------------------------------------------------------------------------

Portfolio Statistics

Share Class                                                         A       B        C         R
------------------------------------------------------------------------------------------------
Inception Date                                                   7/93    2/97     2/97      2/97
 ................................................................................................
Net Asset Value                                                 $9.97   $9.96   $ 9.96   $  9.97
 ................................................................................................
Fund Net Assets ($000)                                                                   $13,300
 ................................................................................................
Average Weighted Maturity (Years)                                                          19.74
 ................................................................................................
Average Weighted Duration (Years)                                                           8.24
------------------------------------------------------------------------------------------------

Annualized Total Return/1/

Share Class                                           A(NAV)  A(Offer)      B        C         R
------------------------------------------------------------------------------------------------
1-Year                                                 9.95%     5.31%   9.17%    9.37%    10.10%
 ................................................................................................
3-Year                                                 7.22%     5.71%   6.51%    6.72%     7.32%
 ................................................................................................
Since Inception                                        6.15%     5.22%   5.49%    5.70%     6.21%
------------------------------------------------------------------------------------------------

Tax-Free Yields

Share Class                                           A(NAV)  A(Offer)      B        C         R
------------------------------------------------------------------------------------------------
Distribution Rate                                      4.81%     4.61%   4.10%    4.28%     5.06%
 ................................................................................................
SEC 30-Day Yield                                       4.87%     4.66%   4.14%    4.33%     5.09%
 ................................................................................................
Taxable Equivalent Yield/2/                            7.59%     7.26%   6.45%    6.74%     7.93%
------------------------------------------------------------------------------------------------

Index Comparison/3/

[Mountain Chart Appears Here]

         Nuveen Flagship       Nuveen Flagship       Lehman Brothers
         South Carolina        South Carolina           Municipal
         Bond Fund (NAV)      Bond Fund (Offer)        Bond Index
7/93         10,000                 9,580                10,000
5/94         10,014                 9,594                10,066
5/95         10,870                10,413                10,982
5/96         11,253                10,780                11,484
5/97         12,183                11,671                12,437
5/98         13,394                12,832                13,604

-- Lehman Brothers Municipal Bond Index                   $13,604
-- Nuveen Flagship South Carolina Bond Fund (NAV)         $13,394
-- Nuveen Flagship South Carolina Bond Fund (Offer)       $12,832

Past performance is not predictive of future results.

/1/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/2/ Based on SEC yield and a combined federal and state income tax rate of 35.8%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

/3/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Nuveen Flagship Tennessee Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Walt Parker discusses fund performance, the municipal market, and key investment strategies for the Tennessee fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.


State Economic and Market Review
In May 1998, Tennessee's municipal bond debt earned a credit upgrade to AAA from Standard & Poor's, joining the ranks of only six other states receiving the top credit quality rating. The credit upgrade reflects the state's rapid growth in population, employment and capital investments since 1990. As a result of that growth, state officials have worked hard to maintain revenues as service expenditures continue to increase. In addition, proactive cost-cutting measures, lower state health care costs, a low debt burden and diversifying economy contributed to the state's improved financial health. Overall, Tennessee's economy has moved away from dependence on apparel and textile manufacturing and now has almost equal distribution in manufacturing, service, trade, and government sectors.

Municipal bond supplies were strong last year, although narrow spreads between the yields on higher-and lower-quality bonds increased the challenge of identifying value in the markets. Attractive buying opportunities came from bond issues supporting essential services, as well as some pollution control bonds.

Fund Performance
For the year ended May 31, 1998, the fund posted a total return of 9.01%, which is equivalent to a taxable return of 11.91% for investors in the 35.1% combined federal and state income tax bracket. The fund outpaced its Lipper peer group average return of 8.88% for Tennessee municipal bond funds, and performed just slightly below the return of 9.38% for the Lehman Brothers Municipal Bond Index. In addition, the fund provided a tax-free yield of 4.19%, which is equivalent to a taxable return of 6.46% for investors in the 35.1% combined federal and state income tax bracket.

Key Strategies
One of our key strategies during the year was to work toward a longer duration for the fund, which is a measure of price volatility in reaction to changes in interest rates. Longer duration funds are better able to participate in a market rally, but will suffer more during a market downturn. Another strategy was to focus on reducing the fund's holdings in the housing sector, while increasing our position in bonds of the state's essential services. These bonds provided better yields and appreciation potential, which will help us support the dividend. In addition, we began to see improved protection against bond calls in several new issues, which reduces the likelihood that high-paying bonds will be called away if interest rates remain low. In the past, the high demand for Tennessee bonds meant that new bonds could be issued with less favorable call provisions. However, the increased supply of state bonds, particularly the more heavily issued essential services, forced issuers to provide more favorable structures such as increased call protection.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 18% of the portfolio invested in U.S. guaranteed securities, 15% in limited tax obligation issues, 13% in health care debt and 11% in utility bonds.

Outlook for the Future
On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Tom O'Shaughnessy assumed management responsibilities for this fund. Tom is a 15-year veteran of Nuveen and an experienced investment professional who has managed a range of other municipal bond funds. Tom and his team believe the fund is well structured for a continued strong market. Until the yield spreads widen between lower- and higher-quality bonds, they will continue to seek out value from smaller bond issues. Particular areas they will be monitoring include essential service issues and bonds with favorable call structures. If the state's economy does slow as expected, they expect to see more supply and even more good buying opportunities in the year ahead.

                 Nuveen Flagship Tennessee Municipal Bond Fund
                 Performance Overview
                 As of May 31, 1998


------------------------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares]
------------------------------------------------------------------

[BAR CHART APPEARS HERE]

0.049          6/97
0.049          7/97
0.049          8/97
0.049          9/97
0.049         10/97
0.049         11/97
0.049         12/97
0.047          1/98
0.047          2/98
0.047          3/98
0.047          4/98
0.047          5/98


------------------------------------------------------------------
Top 5 Sectors
------------------------------------------------------------------
U.S. Guaranteed                     18%
Tax Obligation (Limited)            15%
Health Care                         13%
Utilities                           11%
Tax Obligation (General)             7%
------------------------------------------------------------------

------------------------------------------------------------------
Portfolio Statistics
-------------------------------------------------------------------
Share Class                            A       B       C         R
-------------------------------------------------------------------
Inception Date                     11/87    2/97    10/93     2/97
Net Asset Value                   $11.46  $11.46   $11.45 $  11.44
Fund Net Assets ($000)                                    $305,213
Average Weighted Maturity (Years)                            19.40
Average Weighted Duration (Years)                             7.61
-------------------------------------------------------------------


------------------------------------------------------------------
Annualized Total Return/1/
-------------------------------------------------------------------
Share Class                  A(NAV)     A(Offer)    B      C      R
-------------------------------------------------------------------
1-Year                        9.01%     4.48%  8.21%  8.39%   9.20%
5-Year                        5.98%     5.08%  5.35%  5.38%   5.99%
10-Year                       7.95%     7.50%  7.48%  7.35%   7.96%

------------------------------------------------------------------
Tax-Free Yields
-------------------------------------------------------------------
Share Class                  A(NAV)  A(Offer)     B      C       R
-------------------------------------------------------------------
Distribution Rate             4.92%     4.72%  4.19%  4.35%   5.09%
SEC 30-Day Yield              4.19%     4.01%  3.45%  3.64%   4.39%
Taxable Equivalent Yield/2/   6.46%     6.18%  5.32%  5.61%   6.76%
-------------------------------------------------------------------

------------------------------------------------------------------
Index Comparison/3/
------------------------------------------------------------------

[MOUNTAIN CHART APPEARS HERE]

                               Nuveen Flagship
           Nuveen Flagship        Tennessee
             Tennessee            Municipal        Lehman Brothers
             Municipal            Bond Fund            Municipal
          Bond Fund (NAV)          (Offer)            Bond Index
5/88          10,000                9,580              10,000
5/89          11,391               10,912              11,149
5/90          11,992               11,488              11,965
5/91          13,143               12,591              13,171
5/92          14,281               13,681              14,466
5/93          16,080               15,405              16,195
5/94          16,329               15,643              16,595
5/95          17,643               16,902              18,107
5/96          18,310               17,541              18,934
5/97          19,722               18,894              20,505
5/98          21,504               20,601              22,430
------------------------------------------------------------------

/1/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/2/ Based on SEC yield and a combined federal and state income tax rate of 35.1%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

/3/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Report of Independent Public Accountants








To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust III:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Alabama Municipal Bond Fund, Nuveen Flagship Georgia Municipal Bond Fund, Nuveen Flagship Louisiana Municipal Bond Fund, Nuveen Flagship North Carolina Municipal Bond Fund, Nuveen Flagship South Carolina Municipal Bond Fund, and Nuveen Flagship Tennessee Municipal Bond Fund (collectively, the "Funds") (the six portfolios constituting the Nuveen Flagship Multistate Trust III (a Massachusetts business trust)), as of May 31, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the Funds for the years ended May 31, 1997 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Alabama Municipal Bond Fund, Nuveen Flagship Georgia Municipal Bond Fund, Nuveen Flagship Louisiana Municipal Bond Fund, Nuveen Flagship North Carolina Municipal Bond Fund, Nuveen Flagship South Carolina Municipal Bond Fund, and Nuveen Flagship Tennessee Municipal Bond Fund of the Nuveen Flagship Multistate Trust III as of May 31, 1998, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP


Chicago, Illinois
July 17, 1998

               Portfolio of Investments
               Nuveen Flagship Alabama Municipal Bond Fund
               May 31, 1998


  Principal                                                                                     Optional Call                Market
     Amount    Description                                                                        Provisions*  Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods--3.4%

   $250,000    Tallassee, Alabama, Industrial Development Board, Revenue Refunding,               8/06 at 102         A1  $ 271,670
                 Dow/United Tech Composite Products, Series A, 6.100%, 8/01/14

-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations--12.3%

    495,000    The Board of Trustees of Alabama Agricultural and Mechanical                      11/05 at 102        AAA    511,518
                 University, Revenue Bonds, Series 1995, 5.500%, 11/01/20

    150,000    The Private Educational Building Authority of the City of Birmingham               6/06 at 102         A3    158,909
                 (Alabama), Birmingham-Southern College, Tuition Revenue Bonds, Series
                 1996, 6.000%, 12/01/21

    200,000    Troy, Alabama, State University, Troy State University/City of Troy                6/07 at 102        AAA    211,074
                 Project, 5.650%, 6/01/27

    110,000    University of South Alabama, University Revenues Refunding Tuition,                5/06 at 102        AAA    110,254
                 5.000%, 11/15/15
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products--7.5%

    100,000    The Industrial Development Board of the Town of Courtland, Alabama,                9/05 at 102       Baa1    108,825
                 Solid Waste Disposal Revenue Bonds (Champion International
                 Corporation Project), Series 1995A, 6.500%, 9/01/25
                 (Alternative Minimum Tax)

    500,000    The Industrial Development Board of the City of Phoenix City, Alabama,             4/08 at 102         A-    494,860
                 Environmental Improvement Revenue Refunding Bonds (Mead Coated
                 Board Project), Series 1998A, 5.300%, 4/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care--17.4%

    600,000    Alabama Special Care Facilities Financing Authority of Birmingham,                11/05 at 101        AA+    575,778
                 Hospital Revenue Bonds (Daughters of Charity National Health
                 System--Providence Hospital and St. Vincent's Hospital),
                 Series 19, 5.000%, 11/01/25

    150,000    The Special Care Facilities Financing Authority of the City of                     6/07 at 102        AAA    155,006
                 Birmingham, Childrens Hospital (Alabama), Health Care Facility
                 Revenue Bonds, Childrens Hospital, Series 1997, 5.500%, 6/01/22

    200,000    The Special Care Facilities Financing Authority of the City of                     8/05 at 102        AAA    213,536
                 Birmingham-Carraway, Revenue Bonds, Series 1995A (Carraway Methodist
                 Health Systems), 5.875%, 8/15/15

    100,000    The Colbert County-Northwest Alabama Health Care Authority, Health Care            6/05 at 102        AAA    106,579
                 Facilities Revenue Bonds, Series 1995 (Helen Keller Hospital),
                 5.750%, 6/01/15

    100,000    The Health Care Authority of Lauderdale County and the City of                     7/06 at 102        AAA    105,637
                 Florence, Alabama, Revenue Refunding Bonds, Series 1996 (Eliza Coffee
                 Memorial Hospital), 5.750%, 7/01/19

    150,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental            7/05 at 102        AAA    167,055
                 Control Facilities Financing Authority, Hospital Revenue Bonds, 1995
                 Series A (Hospital Auxilio Mutuo Obligated Group Project), 6.250%, 7/01/24

     70,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental        8/05 at 101 1/2        AAA     76,243
                 Control Facilities Financing Authority, Hospital Revenue Refunding
                 Bonds, 1995 Series A, FHA Insured Mortgage-Doctor Pila Hospital Project,
                 5.875%, 8/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family--1.4%

     80,000    Alabama Housing Finance Authority, Single Family Mortgage Revenue Bonds            4/05 at 102        Aaa     84,865
                 (Collateralized Home Mortgage Revenue Bond Program), 1995 Series A-1,
                 6.400%, 10/01/20 (Alternative Minimum Tax)

     25,000    Alabama Housing Finance Authority, Single Family Mortgage Revenue Bonds            4/04 at 102        Aaa     26,862
                 (Collateralized Home Mortgage Revenue Bond Program), 1994 Series A-1,
                 6.600%, 4/01/19

               Portfolio of Investments
               Nuveen Flagship Alabama Municipal Bond Fund (continued) May 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 8.5%

$   180,000    City of Mobile, Alabama, General Obligation Refunding Warrants,               2/06 at 102         AAA     $  191,839
                 Series 1996, 5.750%, 2/15/16

    200,000    Northport, Alabama, Series A, 5.700%, 3/01/21                                 3/06 at 102         AAA        210,688

               Commonwealth of Puerto Rico, Public Improvement Bonds of 1994 (General
               Obligation Bonds):
    150,000      6.450%, 7/01/17                                                             7/04 at 102         AAA        170,184
    100,000      6.500%, 7/01/23                                                         7/04 at 101 1/2         AAA        113,722
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 8.3%

     50,000    Alabama Public School and College Authority, Refunding Bonds,                No Opt. Call          Aa         53,646
                 Series 1993A, 6.000%, 8/01/02

    600,000    Puerto Rico Highway and Transportation Authority, Highway Revenue         7/06 at 101 1/2           A        613,014
                 Bonds, Series Y of 1996, 5.500%, 7/01/26
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 6.5%

    200,000    Alabama State Docks Department, Docks Facilities Revenue Bonds,              10/06 at 102         AAA        219,096
                 Series 1996, 6.100%, 10/01/13 (Alternative Minimum Tax)

    200,000    Alabama State Docks Department, Docks Facilities Revenue Bonds,              10/07 at 102         AAA        202,784
                 Series 1997, 5.375%, 10/01/17 (Alternative Minimum Tax)

    100,000    The Huntsville-Madison County Airport Authority, Airport Revenue              1/07 at 102         AAA        101,202
                 Bonds, Series 1997, 5.400%, 7/01/19 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 2.7%

     25,000    The Health Care Authority of the City of Huntsville (Alabama),                6/04 at 102         AAA         28,392
                 Health Care Facilities Revenue Bonds, Series 1992-B, 6.500%,
                 6/01/13 (Pre-refunded to 6/01/04)

    165,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series             7/04 at 102     BBB+***        186,899
                 1994-T, 6.375%, 7/01/24 (Pre-refunded to 7/01/04)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 7.7%

    150,000    Clarke-Mobile Counties Gas District (Alabama), Gas Revenue Bonds,            12/06 at 102         AAA        157,536
                 Series 1996, 5.600%, 12/01/17

     90,000    City of Huntsville, Alabama, Electric System Revenue Warrants,               12/03 at 102          AA         98,779
                 Series 1994, 6.100%, 12/01/10

    200,000    The Utilities Board of the City of Oneonta (Alabama), Utility                11/06 at 102         AAA        207,216
                 Revenue Bonds, Series 1997, 5.500%, 11/01/23

    150,000    Puerto Rico Electric Power Authority, Power Revenue, Formerly                No Opt. Call         AAA        157,136
                 Puerto Rico Commonwealth Water Resource Authority, Series Aa,
                 5.000%, 7/01/07
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 18.6%

     25,000    Alabama Water Pollution Control Authority, Revolving Fund Loan                8/05 at 100         AAA         28,102
                 Bonds, Series 1994, 6.750%, 8/15/17

    400,000    The Utilities Board of the City of Bayou La Batre (Alabama), Water            3/07 at 102          AA        417,244
                 and Sewer Revenue Refunding and Improvement Bonds, Series 1997,
                 5.750%, 3/01/27

    375,000    Cherokee County Water Authority, Alabama, Water Revenue Bonds,                4/07 at 102         AAA        398,610
                 Series 1997, 5.750%, 4/01/22

               Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series
                 1997-A:
    100,000      5.625%, 2/01/22                                                             2/07 at 101         AAA        104,783
    200,000      5.375%, 2/01/27                                                             2/07 at 100         AAA        203,100

    100,000    Jefferson County, Alabama, Sewer Revenue Warrants, Series 1997-D,             2/07 at 101         AAA        105,941
                 5.750%, 2/01/27

    100,000    Mobile Alabama Water and Sewer Commission, Water and Sewer Revenue,           1/05 at 102         AAA        106,248
                 Series 95, 5.500%, 1/01/10

    125,000    Prichard, Alabama, Waterworks and Sewer Board, Water and Sewer Revenue       11/04 at 102         AAA        138,150
                 Refunding, 6.125%, 11/15/14
-----------------------------------------------------------------------------------------------------------------------------------
$ 7,265,000    Total Investments - (cost $7,157,821) - 94.3%                                                              7,592,982
===========------------------------------------------------------------------------------------------------------------------------

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Temporary Investments in Short-Term Municipal Securities - 3.7%

$   300,000    Columbia IDB (Alabama Power), Variable Rate Demand Bonds, 4.000%, 10/01/22+                       A-1     $  300,000
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.0%                                                                         157,437
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                         $8,050,419
               ====================================================================================================================

               * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                  Portfolio of Investments
                  Nuveen Flagship Georgia Municipal Bond Fund
                  May 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclical - 0.4%

$   500,000    White County, Georgia, Development Authority, Industrial Development          6/02 at 102        BBB+     $  537,720
                 Revenue Refunding, Springs Industries, Inc., 6.850%, 6/01/10
-----------------------------------------------------------------------------------------------------------------------------------
                 Consumer Staples - 3.7%

  2,000,000    Albany Dougherty Payroll Development Authority (Georgia), Solid Waste         5/08 at 101          AA      2,005,220
                 Disposal Revenue Bonds (The Procter and Gamble Paper Products Company
                 Project), 1998 Series, 5.300%, 5/15/26 (Alternative Minimum Tax) (DD)

  1,000,000    Development Authority of Cartersville (Georgia), Water and Wastewater         5/02 at 102          A+      1,091,160
                 Facilities Revenue Bonds, Series 1992 (Anheuser-Busch Project), 6.750%,
                 2/01/12 (Alternative Minimum Tax)

  2,000,000    Development Authority of Cartersville (Georgia), Sewage Facilities            5/07 at 101          A+      2,140,140
                 Refunding Revenue Bonds (Anheuser-Busch Project), Series 1997, 6.125%,
                 5/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 1.2%

  1,000,000    Private Colleges and Universities Authority (Georgia), Revenue Bonds         No Opt. Call         AAA      1,189,910
                 (Mercer University Project), Series 1991, 6.500%, 11/01/15

    500,000    Private Colleges and Universities Authority, Georgia, Revenue                 6/04 at 102         AAA        551,950
                 Refunding (Spelman College Project), 6.200%, 6/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products - 3.0%

  1,500,000    Brunswick and Glynn County (Georgia), Development Authority, Revenue          3/08 at 102        Baa2      1,515,345
                 Refunding Bonds, Series 1998 (Georgia Pacific Corporation Project),
                 5.550%, 3/01/26 (Alternative Minimum Tax)

  1,000,000    Savannah, Georgia, Economic Development Authority, Pollution Control         No Opt. Call          A1      1,134,870
                 Revenue Refunding, Union Camp Corporation Project, 6.150%, 3/01/17

    500,000    Wayne County Development Authority, Solid Waste Disposal Revenue Bonds        7/00 at 102        BBB+        539,790
                 (ITT Rayonier, Inc. Project), Series 1990, 8.000%, 7/01/15
                 (Alternative Minimum Tax)

  1,000,000    Wayne County Development Authority, Pollution Control Revenue                 5/03 at 102        BBB+      1,070,040
                 Refunding (ITT Rayonier Inc. Project), 6.100%, 11/01/07
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 8.9%

  3,000,000    Chatham County Hospital Authority (Savannah, Georgia), Hospital               1/07 at 102         AAA      3,026,550
                 Revenue Refunding and Improvement Bonds (Memorial Medical Center,
                 Inc.), Series 1996A, 5.250%, 1/01/16

    500,000    Hospital Authority of Cherokee County, Georgia, Revenue Certificates,        12/00 at 102         AAA        543,670
                 Tax Exempt Series 1990, 7.250%, 12/01/15

  1,000,000    Coffee County Hospital Authority (Georgia), Revenue Anticipation             12/06 at 102         N/R      1,041,600
                 Certificates (Coffee Regional Medical Center, Inc. Project), Series
                 1997A, 6.750%, 12/01/16

               Development Authority of the City of Dalton (Georgia), Revenue Certificates
                 (Hamilton Health Care System), Series 1996:
  2,000,000      5.500%, 8/15/26                                                            No Opt. Call         AAA      2,137,540
  2,000,000      5.250%, 8/15/26                                                             2/07 at 102         AAA      2,003,080

  2,000,000    Development Authority of the City of Dalton (Georgia), Revenue                2/08 at 101         Aaa      1,933,320
                 Certificates (Hamilton Health Care System), Series 1998, 5.000%, 8/15/28

  1,000,000    The Hospital Authority of Hall County and the City of Gainesville,           10/05 at 102         AAA      1,081,070
                 Revenue Anticipation Certificates (Northeast Georgia Healthcare Project),
                 Series 1995, 6.000%, 10/01/20

  1,000,000    Hospital Authority of Gwinnett County, Georgia, Revenue Anticipation          9/07 at 101         AAA      1,001,600
                 Certificates (Gwinnett Hospital System, Inc. Project), Series 1997A,
                 5.250%, 9/01/27


Principal                                                                                  Optional Call                     Market
   Amount      Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily -- 12.7%

$1,840,000     Housing Authority of the City of Augusta, Georgia, Mortgage Revenue           5/05 at 102          Aa     $1,952,295
                 Refunding Bonds, Series 1995A (FHA Insured Mortgage Loan--River Glen
                 Apartments Section 8 Assisted Project), 6.500%, 5/01/27

   755,000     Housing Authority of Clayton County (Georgia), Multifamily Housing           12/05 at 102         AAA        776,185
                 Revenue Bonds, Series 1995 (The Advantages Project), 5.700%, 12/01/16

 1,000,000     Housing Authority of the County of DeKalb, Georgia, Multifamily               1/05 at 102         AAA      1,094,200
                 Housing Revenue Bonds (The Lakes at Indian Creek Apartments Project),
                 Series 1994, 7.150%, 1/01/25 (Alternative Minimum Tax)

 3,470,000     Housing Authority of the County of DeKalb, Georgia, Multifamily               1/06 at 102           A      3,670,046
                 Housing Revenue Bonds (Regency Woods I and II Project), Senior Series
                 1996A, 6.500%, 1/01/26

 4,000,000     Housing Authority of Fulton County, Georgia, Multifamily Housing              7/06 at 102           A      4,214,160
                 Revenue Bonds (Concorde Place Apartments Project), Series 1996A,
                 6.375%, 1/01/27 (Alternative Minimum Tax)

 4,715,000     Lawrenceville, Georgia, Housing Authority, Multifamily Revenue,               6/07 at 102         AAA      5,118,745
                 Knollwood Park Apartments Project, 6.250%, 12/01/29 (Alternative
                 Minimum Tax)

 1,300,000     Macon, Georgia, Housing Authority, Mortgage Revenue Refunding, The           10/04 at 102         Aaa      1,378,923
                 Vistas, Series A, 6.450%, 4/01/26

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family -- 9.7%

               Housing Authority of Fulton County, Georgia, Single Family Mortgage
               Revenue Bonds (GNMA Mortgage-Backed Securities Program), Series 1995 A:
   310,000       6.550%, 3/01/18 (Alternative Minimum Tax)                                   3/05 at 102         AAA        331,455
   105,000       6.600%, 3/01/28 (Alternative Minimum Tax)                                   3/05 at 102         AAA        110,766

               Housing Authority of Fulton County, Georgia, Single Family Mortgage
               Revenue Refunding Bonds (GNMA Mortgage-Backed Securities Program),
               Series 1996A:
   415,000       6.125%, 9/01/18 (Alternative Minimum Tax)                                   9/06 at 102         AAA        436,746
   655,000       6.200%, 9/01/27 (Alternative Minimum Tax)                                   9/06 at 102         AAA        690,508

               Georgia Housing and Finance Authority, Single Family Mortgage Bonds,
               1994 Series A (FHA Insured or VA Guaranteed Mortgage Loans):
 1,215,000       6.500%, 12/01/17 (Alternative Minimum Tax)                                 12/04 at 102         AA+      1,297,681
   750,000       6.600%, 12/01/23 (Alternative Minimum Tax)                                 12/04 at 102         AA+        803,333

 1,000,000     Georgia Housing and Finance Authority, Single Family Mortgage Bonds,          3/05 at 102         AA+      1,069,650
                 1995 Series A, Subseries A-2, 6.400%, 12/01/15 (Alternative Minimum Tax)

 2,500,000     Georgia Housing and Finance Authority, Single Family Mortgage Bonds,          6/05 at 102         AA+      2,688,125
                 1995 Series B, Subseries B-2, 6.550%, 12/01/27 (Alternative Minimum Tax)

 3,355,000     Georgia Housing and Finance Authority, Single Family Mortgage Bonds,          6/06 at 102         AA+      3,587,099
                 1996 Series A, Subseries A-2, 6.450%, 12/01/27 (Alternative Minimum Tax)

   225,000     Georgia Residential Finance Authority, Home Ownership Mortgage               12/99 at 103         AA+        235,771
                 Bonds, 1989 Series D (Conventional Mortgage Loans), 7.800%, 6/01/21
                 (Alternative Minimum Tax)

   285,000     Georgia Residential Finance Authority, Home Ownership Mortgage               12/00 at 103         AA+        300,855
                 Bonds, 1990 Series A (FHA Insured or VA Guaranteed Mortgage Loans),
                 7.750%, 6/01/18 (Alternative Minimum Tax)

 1,455,000     Georgia Residential Finance Authority, Home Ownership Mortgage               12/01 at 103         AA+      1,548,644
                 Bonds, 1991 Series A (FHA Insured or VA Guaranteed Mortgage Loans),
                 7.250%, 12/01/21 (Alternative Minimum Tax)

   750,000     Georgia Residential Finance Authority, Single Family Mortgage Bonds,         12/98 at 103         AA+        776,085
                 1988 Series B (FHA Insured or VA Guaranteed Mortgage Loans), 8.000%,
                 12/01/16

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General -- 8.4%

               Peach County, Georgia, School District:

 1,015,000       6.300%, 2/01/14                                                             2/05 at 102         AAA      1,134,303
 3,810,000       6.400%, 2/01/19                                                             2/05 at 102         AAA      4,267,848

 4,870,000     Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,            7/07 at 101 1/2           A      4,927,369
                       5.375%, 7/01/25

 1,500,000     Washington County, Georgia, School District, 6.875%, 1/01/14                  1/05 at 102         AAA      1,747,350

21

               Portfolio of Investments
               Nuveen Flagship Georgia Municipal Bond Fund (continued) May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 18.3%

 $  570,000    Development Authority of Burke County (Georgia), Industrial                   2/01 at 102           A    $   619,174
                Development Revenue Bonds (Georgia Safe Corporation Project),
                Series 1991, 7.500%, 2/01/11 (Alternative Minimum Tax)

  1,150,000    Burke County Economic Development Authority (Georgia), Revenue Bonds         12/02 at 102           A      1,275,971
                (Ritz Instrument Transformers, Inc. Project), Series 1991A, 7.250%,
                12/01/11 (Alternative Minimum Tax)

  1,750,000    Association County Commissioners of Georgia Leasing Program (Butts           12/04 at 102         AAA      1,980,230
                County, Georgia Public Purpose Project), Series 1994, Certificates
                of Participation, 6.750%, 12/01/14

  1,000,000    The Hospital Authority of Clarke County, Georgia, Hospital Revenue            1/07 at 100         AAA        970,360
                Certificates (Athens Regional Medical Center Project), Series 1996,
                5.000%, 1/01/27

  1,215,000    Clayton County Solid Waste Management Authority (Georgia), Revenue            2/02 at 102          AA      1,308,361
                Bonds, Series 1992A, 6.500%, 2/01/12

  3,000,000    Cobb-Marietta Coliseum and Exhibit Hall Authority (Georgia), Revenue         10/19 at 100         AAA      3,291,930
                Refunding Bonds, Series 1993, 5.625%, 10/01/26

    800,000    Downtown Marietta Development Authority (Georgia), Revenue Bonds,             1/02 at 102         Aaa        880,904
                Series 1992, 6.600%, 1/01/19

  1,000,000    Downtown Smyrna Development Authority (Georgia), Revenue Bonds,               2/05 at 102         AAA      1,151,260
                Series 1994, 6.600%, 2/01/17

  2,765,000    Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax            No Opt. Call         AA-      3,207,483
                Revenue Bonds, Refunding, Series N, 6.250%, 7/01/18

    500,000    Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax            No Opt. Call         AAA        584,315
                Revenue Bonds, Refunding, Series P, 6.250%, 7/01/20

               Puerto Rico Highway and Transportation Authority, Highway Revenue
               Bonds, Series Y of 1996:
  2,000,000      5.500%, 7/01/26                                                         7/06 at 101 1/2           A      2,043,380
  6,000,000      5.500%, 7/01/36                                                             7/16 at 100           A      6,288,300

    125,000    Puerto Rico Infrastructure Finance Authority, Series 1988A, 7.750%,           7/98 at 102        BBB+        127,866
                7/01/08

  1,055,000    Upper Oconee Basin Water Authority (Georgia), Revenue Bonds, Series           7/08 at 102         AAA      1,058,703
                1997, 5.250%, 7/01/27

  1,250,000    Hospital Authority of Ware County (Georgia), Revenue Anticipation             3/02 at 102         AAA      1,364,163
                Certificates, Series 1992A (Satilla Park Hospital), 6.625%, 3/01/15
------------------------------------------------------------------------------------------------------------------------------------
               Transportation - 0.7%

  1,000,000    City of Atlanta, Georgia, Airport Facilities Revenue Refunding                1/07 at 101         AAA      1,050,960
                Bonds, Series 1996, 5.250%, 1/01/10
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 19.6%

               Chatham County Hospital Authority, Hospital Revenue Bonds (Memorial
               Medical Center, Inc.) (Savannah, Georgia), Series 1990A:
    100,000     7.000%, 1/01/10 (Pre-refunded to 1/01/01)                                    1/01 at 102         AAA       109,018
  1,130,000     7.000%, 1/01/21 (Pre-refunded to 1/01/01)                                    1/01 at 102         AAA     1,231,903

    505,000    Cherokee County, Water and Sewerage Authority (Georgia), Revenue             No Opt. Call         AAA       699,890
                Bonds, Series 1985, 9.750%, 8/01/09

  6,240,000    Development Authority of Colquitt County, Georgia, Subordinated Zero         No Opt. Call         Aaa     1,808,040
                Coupon Revenue Bonds (Southern Care Corporation Facility), Series
                1991C, 0.000%, 12/01/21

    500,000    Hospital Authority of Colquitt County, Georgia, Hospital Revenue              3/02 at 102         AAA       554,330
                Certificates, Series 1992, 6.700%,
                3/01/12 (Pre-refunded to 3/01/02)

  1,000,000    City of Conyers (Georgia), Water and Sewerage Revenue Bonds, Series           7/04 at 102         AAA     1,160,310
                1994A, 6.600%, 7/01/15

               Fulco Hospital Authority, Revenue Anticipation Certificates (Georgia
               Baptist Health Care System Project), Series 1992A:
  3,000,000     6.250%, 9/01/13 (Pre-refunded to 9/01/02)                                    9/02 at 102     Baa1***     3,294,210
  2,600,000     6.375%, 9/01/22 (Pre-refunded to 9/01/02)                                    9/02 at 102     Baa1***     2,867,540

  2,250,000    Fulco Hospital Authority, Refunding Revenue Anticipation                      9/02 at 102     Baa1***     2,481,525
                Certificates (Georgia Baptist Health Care System Project),
                Series 1992B, 6.375%, 9/01/22 (Pre-refunded to 9/01/02)

    500,000    City of Gainesville, Georgia, Water and Sewer Revenue Bonds, Series          11/00 at 102         AAA       546,950
                1990B, 7.200%, 11/15/10 (Pre-refunded to 11/15/00)

  1,855,000    Marietta Development Authority (Life College, Inc.), 7.250%,                 12/99 at 102         AAA     1,982,976
                12/01/19 (Pre-refunded to 12/01/99)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$ 1,200,000    Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax             7/99 at 102         AAA     $1,266,828
                 Revenue Bonds, Series L, 7.200%, 7/01/20 (Pre-refunded to 7/01/99)

  1,650,000    Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax             7/04 at 102         AAA      1,912,994
                 Revenue Bonds, Second Indenture Series, Series 1994A, 6.900%, 7/01/20
                 (Pre-refunded to 7/01/04)

    425,000    Puerto Rico Infrastructure Finance Authority, Series 1988A,                   7/98 at 102         BBB+***    434,907
                 7.750%, 7/01/08 (Pre-refunded to 7/01/98)

 10,800,000    Development Authority of Richmond County, Georgia, Subordinated              No Opt. Call         Aaa      3,129,300
                 Zero Coupon Revenue Bonds (Southern Care Corporation Facility),
                 Series 1991C, 0.000%, 12/01/21

  4,810,000    Richmond County Georgia Development Authority Revenue, 1st                   No Opt. Call         Aaa      1,393,698
                 Mortgage, Series A, 0.000%, 12/01/21

    500,000    Hospital Authority of Ware County (Georgia), Revenue Anticipation             3/01 at 102         AAA        535,945
                 Certificates, Series 1991, 7.125%, 3/01/15 (Pre-refunded to 3/01/01)

  8,800,000    Washington, Georgia, Wilkes Payroll Development Authority, Series            No Opt. Call         Aaa      2,549,800
                 C, 0.000%, 12/01/21

-----------------------------------------------------------------------------------------------------------------------------------
               Utilities -- 8.9%

  1,800,000    Development Authority of Appling County (Georgia), Pollution                  1/04 at 101         AAA      2,028,330
                 Control Revenue Bonds (Oglethorpe Power Corporation Hatch Project),
                 Series 1994, 7.150%, 1/01/21

  1,500,000    Municipal Electric Authority of Georgia, General Power Revenue                1/15 at 100           A      1,710,825
                 Bonds, 1992B Series, 6.375%, 1/01/16

               Municipal Electric Authority of Georgia, Power Revenue Bonds,
                 Series Z:
  1,000,000      5.500%, 1/01/12                                                             1/10 at 100         AAA      1,074,420
  1,000,000      5.500%, 1/01/20                                                            No Opt. Call         AAA      1,064,150

               Development Authority of Monroe County (Georgia), Pollution Control
                 Revenue Bonds (Oglethorpe Power Corporation Scherer Project),
                 Series 1992A,
    500,000      6.750%, 1/01/10                                                            No Opt. Call           A        588,065
  1,000,000      6.800%, 1/01/12                                                            No Opt. Call           A      1,186,960

  2,000,000    Municipal Electric Authority, Georgia, Project One, Series A,                 1/07 at 101         AAA      2,008,840
                 Refunding, 5.125%, 1/01/16

  1,250,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series             7/04 at 100         BBB+     1,267,338
                 T, 5.500%, 7/01/20

  1,500,000    Puerto Rico Electric Power Authority, Power Revenue, Formerly                No Opt. Call         AAA        588,720
                 Puerto Rico Commonwealth Water Resource Authority, Capital
                 Appreciation Refunding, Series N, 0.000%, 7/01/17

  3,000,000    Puerto Rico Electric Power Authority, Power Revenue, Formerly                No Opt. Call         AAA      1,177,440
                 Puerto Rico Commonwealth Water Resource Authority, Series O,
                 0.000%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer -- 4.2%

               City of Brunswick, Georgia, Water and Sewerage Revenue Refunding and
                 Improvement Bonds, Series 1992:
    500,000      6.000%, 10/01/11                                                           No Opt. Call         AAA        568,369
    400,000      6.100%, 10/01/19                                                           No Opt. Call         AAA        460,103

  2,000,000    Cherokee County (Georgia), Water and Sewerage Authority, Water and           No Opt. Call         AAA      2,157,179
                 Sewerage Revenue Refunding and Improvements Bonds, Series
                 1993, 5.500%, 8/01/23

                                      23

                    Portfolio of Investments
                    Nuveen Flagship Georgia Municipal Bond Fund (continued) May 31, 1998

   Principal                                                                          Optional Call                          Market
      Amount   Description                                                              Provisions*        Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer (continued)

$  1,500,000   Henry County, Georgia, and Henry County Water and Sewerage              No Opt. Call              AAA   $  1,739,459
                 Authority, Water and Sewerage Revenue Bonds, Series 1996,
                 6.150%, 2/01/20

   1,000,000   City of Milledgeville (Georgia), Water and Sewerage Revenue and         No Opt. Call              AAA      1,132,829
                 Refunding Bonds, Series 1996, 6.000%, 12/01/16
-----------------------------------------------------------------------------------------------------------------------------------
$157,790,000   Total Investments - (cost $130,363,178) - 99.7%                                                          142,619,268
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.3%                                                                         459,143
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $143,078,411
               ====================================================================================================================

     * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

     *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     (DD) Security purchased on a delayed delivery basis (note 1).
     ------------------------------------------------------------

     N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship Louisiana Municipal Bond Fund
May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Basic Materials -- 1.5%

$ 1,500,000     Saint Charles Parish, Louisiana, Pollution Control Revenue, Union           11/02 at 102         BBB     $1,664,550
                  Carbide Project, 7.350%, 11/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations -- 4.5%
    750,000     Louisiana Public Facilities Authority, Revenue Refunding, Loyola            10/99 at 102          A+        797,370
                  University Project Series, 1989, A, 7.250%, 10/01/09

    380,000     Louisiana Public Facilities Authority, Revenue Refunding, College and        4/02 at 102          A+        419,763
                  University, Loyola University,  6.750%, 4/01/10

    775,000     Louisiana Public Facilities Authority, Student Loan Revenue Bonds,          No Opt. Call         Aaa        822,461
                  6.600%, 3/01/03 (Alternative Minimum Tax)

  1,000,000     Louisiana Public Facilities Authority, Revenue Bonds, Tulane                12/07 at 102         AAA      1,049,430
                  University of Louisiana, 5.600%, 12/15/27

  1,000,000     Louisiana Public Facilities Authority, Revenue and Refunding Bonds           9/07 at 102         AAA      1,002,440
                  (Xavier University of Louisiana Project), Series 1997, 5.250%, 9/01/27

  1,000,000     Louisiana Public Facilities Authority, Revenue and Refunding Bonds           2/08 at 102         AAA        969,850
                  (Dillard University Project), Series 1998, 5.000%, 2/01/28
-----------------------------------------------------------------------------------------------------------------------------------
                Energy -- 4.9%

  1,000,000     Lake Charles, Louisiana, Harbor and Terminal District Port Facilities       12/02 at 102         BBB      1,103,480
                  Revenue Refunding, Occidental Petroleum Corporation, 7.200%, 12/01/20

    500,000     Louisiana State Offshore Terminal Authority, Deepwater Port Revenue          9/01 at 102           A        547,465
                  Refunding, Loop Inc., First Stage, Series B, 7.200%, 9/01/08

    475,000     Louisiana State Offshore Terminal Authority, Deepwater Port Revenue          9/00 at 102           A        515,917
                  Refunding, First Stage, Series E, Loop Inc., 7.600%, 9/01/10

  3,150,000     St. Bernard Parish, Louisiana, Exempt Facility Revenue, Mobil Oil           11/06 at 102          AA      3,364,767
                  Corporation Project, 5.900%, 11/01/26 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Forest and Paper Products -- 4.4%

  1,640,000     Parish of DeSoto, Louisiana, Environmental Improvement Revenue               6/05 at 102         A-       1,816,005
                  Refunding Bonds, 1995 Series B (International Paper Company
                  Project), 6.550%, 4/01/19 (Alternative Minimum Tax)

  3,000,000     Natchitoches Parish, Louisiana, Solid Waste Disposal Revenue,               12/03 at 102         A-       3,116,010
                  Willamette Industries Project, 5.875%, 12/01/23
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care -- 17.7%

                Louisiana Public Facilities Authority, Hospital Revenue Refunding,
                Lafayette General Medical Center Project:
  1,000,000       6.400%, 10/01/12                                                          10/02 at 102         AAA      1,085,300
  2,000,000       6.500%, 10/01/22                                                          10/02 at 102         AAA      2,184,740

  1,000,000     Louisiana Public Facilities Authority, Hospital Revenue, Our Lady Of        12/03 at 102         AAA      1,048,120
                  The Lake Regional Medical Center, 5.900%, 12/03/21

  1,000,000     Louisiana Public Facilities Authority, Hospital Revenue Refunding,           7/07 at 101         AAA      1,009,800
                  Womans Hospital Foundation Project, 5.375%, 10/01/22

  1,325,000     Louisiana Public Facilities Authority, Revenue Bonds, Series 1992-B          5/02 at 102         AAA      1,437,320
                  (Alton Ochsner Medical Foundation Project), 6.500%, 5/15/22

  3,400,000     Louisiana Public Facilities Authority, Revenue Refunding, Health            No Opt. Call         AA+      3,382,490
                  Facilities, Sisters of Mercy, Series A, 5.000%, 6/01/19


Portfolio of Investments
Nuveen Flagship Louisiana Municipal Bond Fund (continued)
May 31, 1998



  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

$ 2,500,000     Louisiana Public Facilities Authority, Revenue Bonds (General Health,       11/04 at 102         AAA     $2,781,550
                  Inc. Project), Series 1994, 6.375%, 11/01/24

    500,000     Louisiana Public Facilities Authority, Mary Bird Perkins Cancer Center,      1/05 at 102         AAA        551,215
                 6.200%, 1/01/19

  2,180,000     St. Tammany Parish Hospital Service District No. 2, State of Louisiana,     10/04 at 102         AAA      2,408,355
                  Hospital Revenue Bonds, Series 1994, 6.250%, 10/01/14

    885,000     Hospital Service District No. 1 of the Parish of Tangipahoa, State of        2/04 at 102         AAA        970,783
                  Louisiana, Hospital Revenue Bonds (Series 1994), 6.250%, 2/01/24

  3,000,000     Hospital Service District No. 1 of the Parish of Terrebonne, State of        4/08 at 102         AAA      3,027,270
                  Louisiana Hospital Revenue and Refunding Bonds (Terrebonne General
                  Medical Center Project), Series 1998, 5.375%, 4/01/28
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily -- 1.9%

    750,000     Lake Charles, Louisiana, Non Profit Housing Development Corporation         No Opt. Call         AAA        755,813
                  Mortgage Revenue Refunding, Chateau Project, Series A, 7.875%, 2/15/25

    735,000     Louisiana Public Facilities Authority, Walmsley Housing Corporation,        No Opt. Call         AAA        796,799
                  Series A, 7.500%, 6/01/21

    500,000     Louisiana Public Facilities Authority, Multifamily Housing, National        11/01 at 102          AA        540,005
                  Housing Corporation,  7.750%, 11/01/16
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family -- 11.8%

  1,255,000     East Baton Rouge Mortgage Finance Authority, Single Family Mortgage          8/00 at 102         Aaa      1,316,683
                  Revenue Bonds (GNMA Mortgage-Backed Securities Program), Series
                  1990A, 7.875%, 8/01/23 (Alternative Minimum Tax)

  2,235,000     East Baton Rouge Mortgage Finance Authority, Single Family Mortgage         10/07 at 102         Aaa      2,315,214
                  Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities
                  Program), Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)

    330,000     Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds,      6/05 at 102         Aaa        352,176
                  Series 1995A-2, 6.550%, 12/01/26 (Alternative Minimum Tax)

                Louisiana Housing Finance Agency, Mortgage Revenue Refunding,
                Single Family, Series B 2:
  1,000,000       5.600%, 6/01/17 (Alternative Minimum Tax)                                  6/07 at 102         Aaa      1,020,590
  2,500,000       5.750%, 6/01/28 (Alternative Minimum Tax)                                  6/07 at 102         Aaa      2,553,150

  2,505,000     Louisiana Housing Finance Agency, Mortgage Revenue Refunding, Single        12/07 at 102         Aaa      2,560,010
                  Family, Series C 1, 5.750%, 12/01/28 (Alternative Minimum Tax)

    530,000     New Orleans, Louisiana, Home Mortgage Authority, Single Family Mortgage      1/00 at 102         Aaa        552,742
                  Revenue, Series C 1, 7.750%, 12/01/22 (Alternative Minimum Tax)

                New Orleans, Louisiana, Home Mortgage Authority, Single Family Mortgage
                Revenue, Series A:

  1,000,000       6.100%, 12/01/29 (Alternative Minimum Tax)                                12/06 at 102         Aaa      1,047,390
  1,000,000       5.850%, 12/01/30 (Alternative Minimum Tax)                                12/07 at 102         Aaa      1,030,400

    236,046     St. Bernard Parish, Louisiana, Home Mortgage Authority, Single Family       No Opt. Call          A1        260,866
                  Mortgage Revenue Refunding, Series A, 8.000%, 3/25/12

    125,265     St. Mary, Louisiana, Public Tollroad Financing Authority, Single Family     No Opt. Call         Aaa        139,774
                  Revenue Refunding, Mortgage, Series A, 7.625%, 3/25/12
-----------------------------------------------------------------------------------------------------------------------------------
                Long Term Care -- 4.7%

  3,000,000     Louisiana Housing Finance Agency, Mortgage Revenue Bonds (GNMA               9/05 at 103         AAA      3,330,180
                  Collateralized Mortgage Loan -- St. Dominic Assisted Care Facility),
                  Series 1995, 6.950%, 9/01/36

  1,740,000     Louisiana Housing Finance Agency, Mortgage Revenue Bonds, Villa Maria        1/04 at 101         AAA      1,881,671
                  Retirement Center Project,  7.100%, 1/20/35
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General -- 14.2%

    500,000     Louisiana State, Refunding, Series B 5.625%, 8/01/13                        No Opt. Call         AAA        545,185

                New Orleans, Louisiana, Refunding:
  2,000,000       0.000%, 9/01/10                                                           No Opt. Call         AAA      1,129,080
  5,785,000       0.000%, 9/01/16                                                           No Opt. Call         AAA      2,310,992


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*    Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

 $2,000,000    Orleans Levee District (A Political Subdivision of the State of              12/05 at 103          AAA    $2,186,880
                 Louisiana), Levee Improvement Bonds, Series 1986, Serial and
                 Term Trust Receipts Series 1995A, 5.950%, 11/01/14

  3,000,000    Orleans Parishwide School District, General Obligation Bonds, Series          3/06 at 100          AAA     2,948,370
                 1996, 5.000%, 9/01/20

  1,000,000    Orleans Parishwide School District, General Obligation School Bonds,          3/08 at 100          Aaa       985,580
                 Series 1998A, 5.125%, 9/01/22

 13,875,000    Orleans Parish, Louisiana, School Board Refunding, 0.000%, 2/01/15           No Opt. Call          AAA     5,800,583
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 12.1%

    750,000    Parish of East Baton Rouge, Louisiana, Public Improvement Sales          02/03 at 101 1/2          AAA       728,738
                 Tax Bonds, Series ST-1993A, 4.900%, 2/01/18

  1,000,000    Jefferson Sales Tax District, Parish of Jefferson, State of                  12/02 at 100          AAA     1,105,410
                 Louisiana, Special Sales Tax Revenue Bonds, Series 1991B,
                 6.750%, 12/01/06

  2,000,000    Sales Tax School Bonds Refunding, Series 1998, School Board of the           No Opt. Call          AAA     1,198,260
                 Parish of Jefferson, State of Louisiana, 0.000%, 3/01/09

  1,530,000    Lafayette Parish, Louisiana, School Board Sales Tax Revenue,                  4/04 at 101          AAA     1,522,717
                 4.875%, 4/01/13

    685,000    Louisiana Public Facilities Authority, Revenue Refunding Bonds            8/99 at 101 1/2          AAA       723,655
                 (Jefferson Parish Eastbank Office Building Project), Series
                 1989, 7.700%, 8/01/10

  1,000,000    City of New Orleans, State of Louisiana, Refunding Certificates of           12/08 at 102          AAA     1,003,690
                 Indebtedness, Series 1998B, 5.000%, 12/01/12

  1,500,000    Office Facilities Corporation, A Louisiana Non Profit Corporation,           12/01 at 103         BBB+     1,685,040
                 Capital Facilities, 7.750%, 12/01/10

    750,000    Puerto Rico Highway and Transportation Authority, Highway Revenue             7/16 at 100            A       786,038
                 Bonds, Series Y of 1996, 5.500%, 7/01/36

    250,000    Puerto Rico Public Buildings Authority, Revenue Guaranteed,               7/07 at 101 1/2            A       249,655
                 Government Facilities, Series B, 5.250%, 7/01/21

  1,500,000    Saint John Baptist Parish, Louisiana, Sales Tax District                     12/99 at 103          Baa     1,608,105
                 Refunding, Series ST 1989, 7.800%, 12/01/14

  2,995,000    City of Shreveport, State of Louisiana, Certificates of                      10/09 at 102          AAA     2,962,894
                 Indebtedness, Series 1998-A, 5.000%, 10/01/16 (WI)
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 2.4%

    505,000    New Orleans, Louisiana, Aviation Board Revenue, Series B 1,                  10/07 at 102          AAA       514,807
                 5.450%, 10/01/27 (Alternative Minimum Tax)

  2,140,000    City of Shreveport, State of Louisiana, Airport System Revenue                1/08 at 102          AAA     2,142,632
                 Bonds, Series 1997A, 5.375%, 1/01/28 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 11.4%

    745,000    Louisiana Public Facilities Authority, Hospital Revenue Refunding            No Opt. Call          AAA       917,006
                 Bonds (Southern Baptist Hospitals, Inc. Project), Series 1986,
                 8.000%, 5/15/12

  1,125,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds                10/02 at 102           A3     1,278,754
                 (Woman's Hospital Foundation Project), Series 1992, 7.250%,
                 10/01/22

    500,000    Louisiana Public Facilities Authority, Revenue Refunding, Sisters             6/99 at 102          Aaa       527,295
                 of Mercy, Series B, 7.375%, 6/01/19 (Pre-refunded to 6/01/99)

 10,000,000    Louisiana Public Facilities Authority, Series B, 0.000%, 12/01/19            No Opt. Call          AAA     3,305,000

  1,000,000    Louisiana State General Obligation Bonds, Series 1990, 7.125%,                9/00 at 102          Aaa     1,086,510
                 9/01/10 (Pre-refunded to 9/01/00)

    525,000    Louisiana State Offshore Terminal Authority, Deepwater Port                   9/00 at 102       N/R***       574,670
                 Revenue Refunding, First Stage, Series E, Loop Inc, 7.600%,
                 9/01/10 (Pre-refunded to 9/01/00)

  2,750,000    City of New Orleans Audubon Park Commission, Aquarium Revenue                 4/02 at 102       N/R***     3,164,123
                 Bonds, Series 1992, 8.000%, 4/01/12 (Pre-refunded to 4/01/02)

  1,400,000    Ouachita Parish, Louisiana, Hospital Service District No. 1                   7/01 at 102         A***     1,560,762
                 Revenue, Glenwood Regional Medical Center, 7.500%, 7/01/21
                 (Pre-refunded to 7/01/01)

    250,000    Shreveport, Louisiana, Home Mortgage Authority, Single Family                No Opt. Call          Aaa       282,778
                 Mortgage Revenue, Series A, 6.750%, 9/01/10

               Portfolio of Investments
               Nuveen Flagship Louisiana Municipal Bond Fund (continued) May 31, 1998

    Principal                                                                              Optional Call                     Market
       Amount  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities -- 7.1%

$   3,000,000  Lake Charles, Louisiana, Harbor and Terminal District Port                    8/02 at 103          A3   $  3,438,300
                 Facilities Revenue Refunding, Trunkline LNG Company Project,
                 7.750%, 8/15/22

      250,000  Puerto Rico Electric Power Authority, Power Revenue Refunding                 7/05 at 100        BBB+        250,135
                 Bonds, Series Z, 5.250%, 7/01/21

               Saint Charles Parish, Louisiana, Environmental Improvement Revenue,
               Louisiana Power and Light Company Project, Series A:
    1,000,000    6.200%, 5/01/23 (Alternative Minimum Tax)                                  11/02 at 102         BBB      1,047,960
    1,000,000    6.375%, 11/01/25 (Alternative Minimum Tax)                                 11/00 at 102        BBB-      1,040,199

      500,000  Saint Charles Parish, Louisiana, Pollution Control Revenue,                  12/99 at 103        Baa3        539,439
                 Louisiana Power and Light, 8.000%, 12/01/14

    1,500,000  St. Charles Parish, Louisiana, Solid Waste Disposal Revenue,                 12/02 at 102         BBB      1,640,069
                 Louisiana Power and Light Company Project, Series A, 7.000%,
                 12/01/22 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer -- 1.5%

    1,500,000  Louisiana Public Facilities Authority, Revenue Bonds, Series                  2/03 at 101         AA-      1,631,624
                 1992, Baton Rouge Water Works Company Project, 6.400%, 2/01/10
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
$ 126,211,311  Total Investments -- (cost $102,640,777) -- 100.1%                                                       111,952,849
=============----------------------------------------------------------------------------------------------------------------------
               Temporary Investments in Short-Term Municipal Securities -- 0.8%

$     900,000  St. Charles Parish (Shell Oil), Variable Rate Demand Bonds,                                      A-1+        900,000
                 4.000%, 10/01/25+
=============----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities -- (0.9)%                                                                   (1,000,674)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets -- 100%                                                                                      $111,852,175
               ====================================================================================================================

             * Optional Call Provisions (not covered by the report of
               independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

            ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

           *** Securities are backed by an escrow or trust containing sufficient
               U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

           N/R Investment is not rated.

          (WI) Security purchased on a when-issued basis (note 1).

             + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

               Portfolio of Investments
               Nuveen Flagship North Carolina Municipal Bond Fund
               May 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations -- 5.7%

               North Carolina Educational Facilities Finance Agency, Revenue Bonds (High
               Point College Project), Series 1989:
$   165,000      7.050%, 12/01/05                                                           12/00 at 102          A3     $  174,468
    175,000      7.100%, 12/01/06                                                           12/00 at 102          A3        185,168

  4,220,000    North Carolina Educational Facilities Finance Agency, Revenue                10/06 at 102         AA+      4,204,175
                 Refunding, Duke University Project, Series B,  5.000%, 10/01/17

  1,250,000    North Carolina Educational Facilities Finance Agency, Revenue Bonds          11/07 at 102          AA      1,245,338
                 (Wake Forest University), Series 1997, 5.000%, 11/01/17

  1,000,000    State of North Carolina Education Assistance Authority (A Political           7/05 at 102           A      1,080,850
                 Subdivision of the State of North Carolina), Guaranteed Student Loan
                 Revenue Bonds, 1995 Series A (Subordinate Lien), 6.300%, 7/01/15
                 (Alternative Minimum Tax)

    295,000    University of North Carolina, Chapel Hill Revenue, Student Fee,               6/01 at 102         AA+        324,757
                 Student Recreation Center, 7.000%, 6/01/08

               University of North Carolina, Chapel Hill Revenue Refunding, Utilities
               System:
  4,000,000      0.000%, 8/01/15                                                            No Opt. Call          AA      1,713,000
  4,265,000      0.000%, 8/01/18                                                            No Opt. Call          AA      1,553,398
  2,750,000      0.000%, 8/01/20                                                            No Opt. Call          AA        902,275
-----------------------------------------------------------------------------------------------------------------------------------
               Energy -- 0.6%

  1,100,000    New Hanover County, North Carolina, Industrial Facilities and                 7/02 at 102         BBB      1,185,151
                 Pollution Control Financing Authority, Revenue Refunding, Occidental
                 Petroleum, 6.700%, 7/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products -- 9.4%

  1,400,000    The Haywood County Industrial Facilities and Pollution Control                9/05 at 102        Baa1      1,504,650
                 Financing Authority (North Carolina), Series 1995, Environmental
                 Improvement Revenue Bonds (Champion International Corporation Project),
                 6.250%, 9/01/25 (Alternative Minimum Tax)

  4,000,000    The Haywood County Industrial Facilities and Pollution Control               10/03 at 102        Baa1      4,079,280
                 Financing Authority (North Carolina), Solid Waste Disposal Revenue
                 Bonds (Champion International Corporation Project), Series 1993,
                 5.500%, 10/01/18 (Alternative Minimum Tax)

  3,100,000    The Haywood County Industrial Facilities and Pollution Control                3/06 at 102        Baa1      3,271,058
                 Financing Authority, Variable Rate Demand Pollution Control Refunding
                 Revenue Bonds (Champion International Corporation Project),
                 6.000%, 3/01/20

               Martin County, North Carolina, Industrial Facilities and Pollution Control
               Financing Authority, Solid Waste Disposal Revenue Bonds (Weyerhaeuser
               Company Project):
  1,900,000      7.250%, 9/01/14  (Alternative Minimum Tax)                                  9/01 at 103           A      2,096,536
  6,000,000      6.800%, 5/01/24  (Alternative Minimum Tax)                                  5/04 at 102           A      6,686,100

  1,000,000    Martin County, North Carolina, Industrial Facilities and Pollution           11/05 at 102           A      1,055,520
                 Control Financing Authority, Solid Waste Disposal Revenue Bonds,
                 Series 1995 (Weyerhaeuser Company Project), 6.000%, 11/01/25
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care -- 17.9%

               The Charlotte-Mecklenburg Hospital Authority (North Carolina), Health Care
               System Revenue Refunding Bonds, Series A:
  5,300,000      5.750%, 1/15/21                                                             1/06 at 102          AA      5,592,189
  5,500,000      5.875%, 1/15/26                                                             1/06 at 102          AA      5,881,205

  6,000,000    The Charlotte-Mecklenburg Hospital Authority (North Carolina), Health         1/07 at 102          AA      5,930,760
                 Care System Revenue Bonds, Series 1997A, Doing Business as Carolina
                 Healthcare System, 5.125%, 1/15/22


Portfolio of Investments
Nuveen Flagship North Carolina Municipal Bond Fund (continued)
May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------

                Health Care (continued)

$ 1,000,000     North Carolina Medical Care Commission, Hospital Revenue Bonds (Annie        2/02 at 102        Baa3     $1,130,650
                  Penn Memorial Hospital Project), Series 1991, 7.500%, 8/15/21

                North Carolina Medical Care Commission, Hospital Revenue, Halifax
                Memorial Hospital Project:
  1,275,000       6.750%, 8/15/14                                                            8/02 at 102        Baa1      1,372,563
  1,000,000       6.750%, 8/15/24                                                            8/02 at 102        Baa1      1,077,310

  2,200,000     North Carolina Medical Care Commission, Hospital Revenue, Roanoke,          10/99 at 102        BBB+      2,318,382
                  Chowan Hospital Project, 7.750%, 10/01/19

  3,400,000     North Carolina Medical Care Commission, Hospital Revenue, Community         10/00 at 102         BBB      3,769,614
                  General Hospital Of Thomasville, 8.100%, 10/01/15

  2,500,000     Northern Hospital District, Surry County, North Carolina, Health Care       10/01 at 102         BBB      2,736,350
                  Facilities Revenue Refunding, 7.875%, 10/01/21

  5,750,000     Board of Governors of The University of North Carolina, University of        2/06 at 102          AA      5,771,218
                  North Carolina Hospitals at Chapel Hill Revenue Bonds, Series 1996,
                  5.250%, 2/15/26
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily -- 1.0%

  1,340,000     City of Asheville, North Carolina, Housing Authority,                       11/07 at 102         AAA      1,382,022
                  Multifamily Revenue Bonds, Series 1996 (GNMA Collateralized -
                  Woodridge Apartments),  5.750%, 11/20/29 (Alternative Minimum Tax)

    620,000     North Carolina Housing Finance Agency, Multifamily Revenue                   7/02 at 102          AA        663,884
                  Refunding Bonds (1992 Refunding Bond Resolution), Series
                  B, 6.900%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family -- 10.6%

    245,000     North Carolina Housing Finance Agency, Single                                9/98 at 102          AA        250,738
                  Family Revenue, Series E, 8.125%, 9/01/19

    645,000     North Carolina Housing Finance Agency, Single                                3/02 at 100          AA        659,248
                  Family Revenue, Series G, 7.800%, 3/01/21

    795,000     North Carolina Housing Finance Agency, Single Family Revenue,                3/01 at 102          AA        848,217
                  Series O, 7.600%, 3/01/21 (Alternative Minimum Tax)

                North Carolina Housing Finance Agency, Single Family Revenue, Series Y:
  2,000,000       6.300%, 9/01/15                                                            9/04 at 102          AA      2,147,240
  1,845,000       6.350%, 3/01/18                                                            9/04 at 102          AA      1,979,556

  1,910,000     North Carolina Housing Finance Agency, Single Family Revenue,                9/05 at 102          AA      2,037,015
                  Series BB, 6.500%, 9/01/26 (Alternative Minimum Tax)

  3,500,000     North Carolina Housing Finance Agency, Single Family Refunding,              3/05 at 102          AA      3,675,525
                  Series DD, 6.200%, 9/01/27 (Alternative Minimum Tax)

  4,360,000     North Carolina Housing Finance Agency, Single Family, Series                 3/06 at 102          AA      4,597,707
                  LL,  6.200%, 3/01/26 (Alternative Minimum Tax)

  4,000,000     North Carolina Housing Finance Agency, Single Family, Series             3/07 at 101 1/2          AA      4,131,840
                  RR,  5.850%, 9/01/28 (Alternative Minimum Tax)

    680,000     Winston Salem, North Carolina, Single Family Mortgage Revenue,               9/00 at 102          A1        708,240
                  8.000%, 9/01/07  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other -- 0.8%

  1,400,000     Gaston County, North Carolina, Industrial Facilities and                    11/01 at 103         N/R      1,524,908
                  Pollution Control Financing Authority, Industrial Development
                  Revenue Bonds, Series 1985 (ABB-Combustion Engineering Inc.),
                  8.850%, 11/01/15
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General -- 0.1%

    220,000     Puerto Rico Commonwealth, Refunding, 8.000%, 7/01/07                         7/98 at 102           A        225,124
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited -- 17.8%

    500,000     City of Asheville, North Carolina, Certificates of Participation, Series     2/02 at 102          A1        534,570
                  1992,  6.500%, 2/01/08

  1,000,000     City of Asheville, North Carolina, Certificates of                           6/07 at 101         AAA        995,660
                  Participation, Series 1997A, 5.125%, 6/01/18

                City of Charlotte, North Carolina, General Obligation
                Water and Sewer Bonds, Series 1995A:
    500,000       5.400%, 4/01/19                                                            4/05 at 102         AAA        521,525
  3,445,000       5.400%, 4/01/20                                                            4/05 at 102         AAA      3,585,142



  Principal                                                                                Optional Call                      Market
     Amount    Description                                                                   Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)
$ 4,000,000    Cumberland County Finance Corporation, North Carolina,                       12/08 at 102         AAA     $ 3,833,040
                 Installment Payment Revenue Bonds (Public Building and
                 Equipment Projects), Series 1998, 4.750%, 12/01/17

    600,000    City of Durham, North Carolina, Certificates of Participation                 6/05 at 102          AA         640,290
                 Series 1995, 5.800%, 6/01/15

               County of Harnett, North Carolina, Certificates of Participation,
               Series 1994 (Harnett County Projects):
  1,000,000      6.200%, 12/01/06                                                           12/04 at 102         AAA       1,117,150
  1,750,000      6.200%, 12/01/09                                                           12/04 at 102         AAA       1,960,298
    500,000      6.400%, 12/01/14                                                           12/04 at 102         AAA         560,550

               Pitt County, North Carolina, Certificates of Participation, Pitt
               County Public Facilities, Series A:
  1,250,000      5.550%, 4/01/12                                                             4/07 at 102         AAA       1,329,075
  1,000,000      5.850%, 4/01/17                                                             4/07 at 102         AAA       1,080,130

 10,000,000    Puerto Rico Highway and Transportation Authority, Highway Revenue             7/16 at 100           A      10,480,500
                 Bonds, Series Y of 1996, 5.500%, 7/01/36

    555,000    Puerto Rico Infrastructure Financing Authority, Series 1988A,                 7/98 at 102        BBB+         567,726
                 7.750%, 7/01/08

  1,750,000    Puerto Rico Infrastructure Financing Authority, Special Tax                   1/08 at 101         AAA       1,723,138
                 Revenue Bonds, Series 1997A, 5.000%, 7/01/28

  1,000,000    Puerto Rico Public Buildings Authority, Revenue Guaranteed                   No Opt. Call           A       1,062,300
                 Refunding, Series L, 5.500%, 7/01/21

    605,000    Ramseur, North Carolina, Refunding, 5.750%, 6/01/22                           6/07 at 102         N/R         630,104

    715,000    Stokes County, North Carolina, Certificates of Participation,                 3/01 at 102         AAA         780,001
                 7.000%, 3/01/06

  1,410,000    County of Union, North Carolina, Certificates of Participation,               4/03 at 102         AAA       1,543,217
                 Series 1992, 6.375%, 4/01/12

  2,375,000    Winston Salem, North Carolina, Special Obligation, Solid Waste                4/05 at 102          AA       2,451,974
                 Management Project, 5.500%, 4/01/16
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed -- 12.1%

    140,000    Asheville, North Carolina, Housing Development Corporation, First            11/09 at 100      N/R***         187,726
                 Lien Revenue Bonds, Series 1980, 10.500%, 5/01/11 (Pre-refunded to 11/01/09)

  1,500,000    County of Buncombe, North Carolina, Certificates of Participation            12/02 at 102         Aa3       1,651,935
                 (1992 Buncombe County Project), 6.625%, 12/01/10

  1,900,000    Craven Regional Medical Authority (North Carolina), Insured                  10/00 at 102         AAA       2,071,418
                 Health Care Facilities Revenue Bonds, Series 1990, 7.200%,
                 10/01/19 (Pre-refunded to 10/01/00)

    750,000    County of Cumberland, North Carolina, Hospital Facility Revenue              10/98 at 102         AAA         775,313
                 Bonds (Cumberland County Hospital System, Inc.), Series 1988,
                 7.875%, 10/01/14 (Pre-refunded to 10/01/98)

    705,000    City of Durham, North Carolina, Certificates of Participation                 9/00 at 102       Aa***         767,710
                 (1990 Financing Project), 7.250%, 9/01/10 (Pre-refunded to
                 9/01/00)

  1,000,000    City of Durham, North Carolina, Certificates of Participation,               12/01 at 102      Aa3***       1,106,000
                 Series 1991, 6.750%, 12/01/11 (Pre-refunded to 12/01/01)

  1,450,000    Certificates of Participation, City of Greensboro, North                      7/98 at 102         AAA       1,484,046
                 Carolina, Lease/Purchase Agreement with Greensboro Center
                 City Corporation, 7.900%, 7/01/09 (Pre-refunded to 7/01/98)

  2,055,000    North Carolina Medical Care Commission, Health Care Facilities               10/99 at 102         AAA       2,200,658
                 Revenue, Stanley Memorial Hospital Project, 7.800%, 10/01/19
                 (Pre-refunded to 10/01/99)

               North Carolina Eastern Municipal Power Agency, Power System
               Revenue Refunding Bonds, Series 1989 A:
    690,000      7.500%, 1/01/21 (Pre-refunded to 1/01/99)                                   1/99 at 102         Aaa         718,628
    500,000      7.250%, 1/01/23 (Pre-refunded to 1/01/99)                                   1/99 at 102         Aaa         520,025

    995,000    North Carolina Eastern Municipal Power Agency, Power System                  No Opt. Call         AAA       1,193,274
                 Revenue Refunding, Series A, 6.500%, 1/01/18

     95,000    North Carolina Medical Care Commission, Hospital Revenue Bonds               No Opt. Call         AAA         110,842
                 (Memorial Mission Hospital Project), Series A, 7.625%, 10/01/08

               North Carolina Medical Care Commission, Hospital Revenue,
                 Scotland Memorial Hospital Project:
    190,000      8.100%, 10/01/98                                                           No Opt. Call         N/R         192,787
    200,000      8.150%, 10/01/99 (Pre-refunded to 10/01/98)                                10/98 at 102      N/R***         206,892
  1,000,000      8.625%, 10/01/11 (Pre-refunded to 10/01/98)                                10/98 at 102      N/R***       1,036,040


                         Portfolio of Investments
                         Nuveen Flagship North Carolina Municipal Bond Fund (continued)
                         May 31, 1998

  Principal                                                                                Optional Call                      Market
     Amount    Description                                                                   Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$   600,000    North Carolina Medical Care Commission, Hospital Revenue,                   10/99 at 102        N/R***     $  643,260
                Transylvania Community Hospital Project, 8.000%, 10/01/19
                (Pre-refunded to 10/01/99)

    700,000    Pender County, North Carolina, Certificates of Participation,                6/01 at 102       Baa1***        785,197
                7.700%, 6/01/11 (Pre-refunded to 6/01/01)

  1,000,000    County of Pitt, North Carolina, Certificates of Participation,               4/00 at 102           AAA      1,071,350
                6.900%, 4/01/08 (Pre-refunded to 4/01/00)

               Commonwealth of Puerto Rico, Public Improvement Bonds of 1988,
                Series A (General Obligation Bonds):
    500,000      7.750%, 7/01/06 (Pre-refunded to 7/01/98)                                  7/98 at 102           AAA        511,675
  2,000,000      7.750%, 7/01/13 (Pre-refunded to 7/01/98)                                  7/98 at 102           AAA      2,046,700

    780,000    Puerto Rico Commonwealth, Refunding, 8.000%, 7/01/07 (Pre-refunded           7/98 at 102           AAA        798,385
                to 7/01/98)

               Puerto Rico Aqueduct and Sewer Authority, Revenue Bonds, Series 1988A:
  1,000,000     7.900%, 7/01/07 (Pre-refunded to 7/01/98)                                   7/98 at 102           AAA      1,023,480
    850,000     7.875%, 7/01/17 (Pre-refunded to 7/01/98)                                   7/98 at 102           AAA        869,941

  1,895,000    Puerto Rico Infrastructure Finance Authority, Series                         7/98 at 102       BBB+***      1,939,172
                1988A, 7.750%, 7/01/08 (Pre-refunded to 7/01/98)

    200,000    Puerto Rico Electric Power Authority, Power Revenue Refunding, Formerly      7/98 at 102           AAA        204,714
                Puerto Rico Commonwealth Water Resource Authority, Series M,  8.000%,
                7/01/08 (Pre-refunded to 7/01/98)
------------------------------------------------------------------------------------------------------------------------------------
               Utilities -- 15.5%

               Coastal Regional Solid Waste Management Authority (North Carolina),
               Solid Waste System Revenue Bonds, Series 1992:
  1,000,000      6.300%, 6/01/04                                                            6/02 at 102             A      1,085,610
  1,000,000      6.500%, 6/01/08                                                            6/02 at 102             A      1,078,200

  1,000,000    City of Concord, North Carolina, Utilities Systems Revenue Bonds,           12/05 at 102           AAA      1,034,400
                Series 1995, 5.500%, 12/01/19

               City of Fayetteville, North Carolina, Public Works Commission Revenue
               Bonds, Series 1995A:
  1,845,000      5.250%, 3/01/16                                                            3/05 at 102           AAA      1,869,391
  1,000,000      5.375%, 3/01/20                                                            3/05 at 102           AAA      1,015,610

  5,900,000    City of Fayetteville, North Carolina, Public Works Commission Revenue        3/07 at 101           AAA      5,870,264
                Bonds, Series 1997, 5.125%, 3/01/24

  1,500,000    City of Gastonia, North Carolina, Combined Utilities System Revenue          5/08 at 102           AAA      1,459,125
                Bonds, Series 1998, 4.750%, 5/01/15

  2,000,000    City of Gastonia, North Carolina, Combined Utilities System Revenue          5/08 at 102           AAA      1,913,000
                Bonds, Series 1994, 4.750%, 5/01/19

  2,000,000    City of Greenville, North Carolina, Greenville Utilities Commission,         9/04 at 102            A+      2,146,680
                Combined Enterprise System Revenue Bonds, Series 1994, 6.000%, 9/01/16

  5,300,000    North Carolina Eastern Municipal Power Agency, Power System Revenue         No Opt. Call           AAA      5,963,984
                Bonds, Refunding, Series 1993 B, 6.000%, 1/01/18

  5,250,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series DD,        7/08 at 101          BBB+      5,090,925
                5.000%, 7/01/28

    870,000    Shelby, North Carolina, Combined Enterprise System Revenue Refunding,        5/05 at 102             A        891,524
                Series A, 5.500%, 5/01/17

  1,470,000    Shelby, North Carolina, Combined Enterprise System Revenue Refunding,        5/05 at 102             A      1,506,368
                Series B, 5.500%, 5/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer -- 5.8%

  2,000,000    City of Asheville, North Carolina, Water System Revenue Bonds, Series        8/06 at 102           AAA      2,110,420
                1996, 5.700%, 8/01/25

  3,400,000    City of Greensboro, North Carolina, Combined Enterprise System Revenue       6/05 at 102            AA-     3,469,292
                Bonds, Series 1995A, 5.375%, 6/01/19

  3,000,000    County of Union, North Carolina, Enterprise Systems Revenue Bonds,           6/06 at 102           AAA      3,131,370
                Series 1996, 5.500%, 6/01/17

               Winston Salem, North Carolina, Water and Sewer System Revenue, Series B:
    750,000      5.600%, 6/01/14                                                            6/05 at 102           AA+        788,970
  1,500,000      5.700%, 6/01/17                                                            6/05 at 102           AA+      1,583,174


  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer(continued)

$    475,348    Woodfin Treatment Facility, Inc. (North Carolina), Proportionate            No Opt. Call         N/R    $    477,357
                  Interest Certificates, 5.500%, 12/01/03
------------------------------------------------------------------------------------------------------------------------------------
$192,015,348    Total Investments - (cost $181,340,338) -- 97.3%                                                         193,672,451
============------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 2.7%                                                                      5,415,097
                --------------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                                      $199,087,548
                ====================================================================================================================





* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.



                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship South Carolina Municipal Bond Fund
May 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 9.4%

   $400,000    Board of Trustees of Coastal Carolina University, South Carolina,             6/04 at 102         AAA       $454,068
                 Revenue Bonds, Series 1994, 6.800%, 6/01/19

    500,000    South Carolina State Education Assistance Authority, Revenue Refunding,       9/04 at 101           A        532,905
                 Guaranteed Student Loan Subordinate Lien, 6.300%, 9/01/08 (Alternative
                 Minimum Tax)

    250,000    University of South Carolina, University Revenues, 5.600%, 6/01/14            6/07 at 101         AAA        265,213
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products - 4.0%

    500,000    Darlington County, South Carolina, Industrial Development Revenue Bonds       4/06 at 102           A        530,460
                 (Sonoco Products Company Project), Series 1996, 6.000%, 4/01/26
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 13.0%

    200,000    Greenville Hospital System Board of Trustees, Hospital Facilities            No Opt. Call         AAA        223,582
                 Revenue Bonds (South Carolina), Series 1990, 6.000%, 5/01/20

    250,000    Greenwood County, South Carolina, Hospital Facilities Revenue Bonds          10/03 at 102         AAA        263,595
                 (Self Memorial Hospital), Series 1993, 5.875%, 10/01/17

    250,000    South Carolina, Jobs and Economic Development Authority, Hospital            11/05 at 102         AAA        265,678
                 Facilities Revenue, Tuomey Regional Medical Center, Series A,
                 5.750%, 11/01/15

    500,000    South Carolina Jobs and Economic Development Authority, Hospital Revenue      5/08 at 101         Aaa        483,080
                 Bonds (Georgetown Memorial Hospital), Series 1998, 5.000%, 11/01/29

    500,000    Spartanburg County, South Carolina, Health Services District Inc.,            4/07 at 101         AAA        490,850
                 Hospital Revenue Refunding, Series B, 5.125%, 4/15/22
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 4.3%

    300,000    South Carolina Regional Housing Development Corporation No. 1,                7/02 at 102          Aa        315,345
                 Multifamily Revenue Refunding, Redwood Village Apartments, Series A,
                 6.625%, 7/01/17

    250,000    South Carolina Housing Finance and Development Authority, Multifamily        11/05 at 102         AA-        259,013
                 Housing Revenue Refunding Bonds (Runaway Bay Apartments Project),
                 Series 1995, 6.125%, 12/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 4.0%

    250,000    South Carolina State Housing Authority, Homeownership Mortgage Purchase,      7/04 at 102          AA        266,695
                 Series A, 6.150%, 7/01/08

    250,000    South Carolina State Housing Finance and Development Authority,               5/06 at 102         Aa2        265,678
                 Mortgage Revenue, Series A, 6.350%, 7/01/25 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 16.6%

    250,000    School District No. 4 of Anderson County, South Carolina, General             3/05 at 102         AAA        259,515
                 Obligation Bonds, Series 1995, 5.400%, 3/01/15

    500,000    Cherokee School District No. 1 of Cherokee County, South Carolina,            3/07 at 101         Aa1        498,755
                 General Obligation Bonds, Series 1997, 5.000%, 3/01/17

    365,000    Florence County School District No. 5, South Carolina, General                3/06 at 102         AAA        388,915
                 Obligation Bonds, Series 1996A, 5.700%, 3/01/17

    250,000    Lexington County, South Carolina, Public Library System, 6.300%, 2/01/10      2/03 at 102         Aa2        275,390

    500,000    Lexington County, South Carolina, School District No. 3, 5.000%, 3/01/17      3/07 at 101         Aa1        499,960

    250,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1994 (General    7/04 at 101 1/2         AAA        282,973
                 Obligation Bonds), 6.400%, 7/01/11


  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/Limited -- 17.0%

                Berkeley County School District, Certificates of Participation:
$   250,000       6.250%, 2/01/12                                                            2/04 at 102         AAA    $   274,893
    250,000       6.300%, 2/01/16                                                            2/04 at 102         AAA        275,510

     10,000     Charleston County, South Carolina, Charleston Public Facilities              6/04 at 102         AAA         11,306
                  Corporation, Certificates of Participation, Series 1994B, 6.875%,
                  6/01/14

    400,000     Chesterfield County School District, South Carolina, Chesterfield School     7/05 at 102         AAA        434,000
                  Facilities, Inc., Certificates of Participation, Series 1995, 6.000%,
                  7/01/15

    250,000     Hilton Head Public Facilities Corporation (South Carolina), Certificates     3/05 at 102         AAA        266,980
                  of Participation Series 1995, 5.750%, 3/01/14

    500,000     City of Myrtle Beach, South Carolina, Myrtle Beach Public Facilities         7/08 at 102         AAA        493,920
                  Corporation, Refunding Certificates of Participation (Myrtle Beach
                  Convention Center Project), Series 1998, 5.000%, 7/01/17

    400,000     North Charleston, South Carolina, Certificates of Participation,             9/07 at 102         AAA        394,616
                  Refunding and Improvement, Coliseum and Convention, 5.125%, 9/01/19

    100,000     Puerto Rico Public Buildings Authority, Revenue Guaranteed Refunding,       No Opt. Call           A        106,230
                  Series L, 5.500%, 7/01/21
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation -- 4.4%

    300,000     Horry County, South Carolina, Airport Revenue Bonds, Series 1997A,           7/07 at 102         AAA        314,310
                  5.700%, 7/01/27 (Alternative Minimum Tax)

    250,000     Richland, Lexington, South Carolina, Airport District Airport Revenue,       1/05 at 100         AAA        265,170
                  Columbia Metropolitan Airport, 6.000%, 1/01/15 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- 4.2%

    240,000     Charleston County, South Carolina, Charleston Public Facilities              6/04 at 102         AAA        277,853
                  Corporation, Certificates of Participation, Series 1994 B, 6.875%,
                  6/01/14 (Pre-refunded to 6/01/04)

    250,000     Georgetown County Water and Sewer District, Water and Sewer System           6/05 at 102      N/R***        285,775
                  Revenue Refunding and Improvement Bonds, Junior Lien, Series 1995
                  (South Carolina), 6.500%, 6/01/25 (Pre-refunded to 6/01/05)
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities -- 2.0%

    250,000     Charleston County, South Carolina, Solid Waste User Fee Revenue              1/05 at 102         AAA        271,160
                  Bonds, Series 1994, 6.000%, 1/01/14
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer -- 13.7%

    300,000     City of Greenville, South Carolina, Waterworks System Revenue                2/07 at 102         Aa1        309,510
                  Bonds, Series 1997, 5.500%, 2/01/22

    500,000     Lexington, South Carolina, Water and Sewer Revenue, 5.500%, 4/01/29          4/07 at 102          AA        511,439

    250,000     Spartanburg, South Carolina, Sanitation Sewer District, Sewer                6/07 at 101         AAA        258,154
                  System Revenue Improvement, 5.500%, 6/01/20

    500,000     Spartanburg, South Carolina, Waterworks Revenue Refunding, 5.000%,           6/07 at 101         AAA        489,729
                  6/01/22

    250,000     York County, South Carolina, Water and Sewer System Revenue Bonds,          12/03 at 102         N/R        255,197
                  Series 1995, 6.500%, 12/01/25
-----------------------------------------------------------------------------------------------------------------------------------
$11,765,000     Total Investments -- (cost $11,496,791) -- 92.6%                                                         12,317,422
===========------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 7.4%                                                                       982,473
                -------------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                                      $13,299,895
                ===================================================================================================================

                * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                N/R  Investment is not rated.



                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship Tennessee Municipal Bond Fund
May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 5.4%

$ 3,000,000    Industrial Development Board of the City of Chattanooga (Tennessee),          7/03 at 103         AA-    $ 3,264,030
                Pollution Control Revenue Bonds, Series 1982 A (E.I. du Pont de
                Nemours and Company), 6.350%, 7/01/22

 12,000,000    The Industrial Development Board of Humphreys County, Tennessee, Solid        5/04 at 102         AA-     13,278,360
                Waste Disposal Facility Bonds (E.I. du Pont de Nemours and Company
                Project), 6.700%, 5/01/24 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclical - 2.5%

  7,000,000    Maury County, Tennessee, Industrial Development Board, Pollution              9/04 at 102           A      7,717,920
                Control Revenue, Multi-Modal Refunding, Saturn Corporation Project,
                6.500%, 9/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 0.5%

    250,000    Memphis, Shelby County, Tennessee, Industrial Development Board,             No Opt. Call          A1        283,615
                Industrial Development Revenue, Colonial Baking Company - Memphis
                Project, 9.500%, 4/01/01

  1,245,000    South Fulton, Tennessee, Industrial Development Board, Industrial            10/05 at 102          A3      1,357,585
                Development Revenue, Tyson Foods, Inc. Project, 6.400%, 10/01/20
                (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 2.0%

  3,705,000    Tennessee State School Bond Authority, Higher Educational                 5/02 at 101 1/2         AAA      3,996,139
                Facilities Bonds, 1992 Series A, 6.250%, 5/01/22

  2,000,000    Tennessee State School Bond Authority, Higher Educational                     5/06 at 102          AA      2,115,440
                Facilities Bonds, 1996 Series C, 5.700%, 5/01/20
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products - 5.1%

  6,750,000    Loudon County, Tennessee, Industrial Development Board, Solid                 2/03 at 102          AA      7,205,018
                Waste Disposal Revenue, Kimberly-Clark Corporation Project,
                6.200%, 2/01/23 (Alternative Minimum Tax)

  2,500,000    McMinn County, Tennessee, Industrial Development Board, Pollution             3/01 at 102        Baa1      2,733,175
                Control Revenue, Calhoun NWSPRT Company Project, Bowater, Series A,
                7.625%, 3/01/16 (Alternative Minimum Tax)

  4,950,000    McMinn County, Tennessee, Industrial Development Board, Solid Waste          12/02 at 102        Baa1      5,535,140
                Revenue Recycling Facility, Calhoun NWSPRT Company Project, Bowater,
                7.400%, 12/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 12.9%

  1,930,000    The Health, Educational and Housing Facility Board of the City of             9/01 at 102         AAA      2,093,876
                Chattanooga, Tennessee, Hospital Revenue Bonds, Series 1991A
                (Memorial Hospital Project), 6.600%, 9/01/12

               City of Clarksville, Tennessee, Hospital Revenue Refunding and
               Improvement Bonds, Series 1993 (Clarksville Memorial Hospital
               Project):
  1,000,000     6.250%, 7/01/08                                                              7/03 at 102        Baa1      1,067,790
  1,775,000     6.250%, 7/01/13                                                              7/03 at 102        Baa1      1,884,234
  1,250,000     6.375%, 7/01/18                                                              7/03 at 102        Baa1      1,332,375

  1,550,000    The Industrial Development Board of the City of Cookeville, Tennessee,       12/03 at 102           A      1,627,361
                Hospital Refunding Revenue Bonds, Series 1993 (Cookeville General
                Hospital Project), 5.750%, 10/01/10

  7,350,000    The City of Jackson, Tennessee, Hospital Revenue Refunding and                4/05 at 102         AAA      7,674,429
                Improvement Bonds, Series 1995 (Jackson-Madison County General Hospital
                Project), 5.625%, 4/01/15

  2,090,000    The Health and Educational Facilities Board of the City of Johnson,           7/01 at 102         AAA      2,270,012
                Tennessee, Hospital Revenue Refunding and Improvement Bonds, Series 1991
                (Johnson City Medical Center Hospital), 6.750%, 7/01/16

    135,000    The Health, Educational and Housing Facilities Board of the County of         1/00 at 100         AAA        138,163
                Knox (Tennessee), Hospital Revenue Bonds, Series 1988 (Fort Sanders
                Regional Medical Center), 8.000%, 1/01/08


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care  (continued)

               The Health, Educational and Housing Facilities Board of the County of
               Knox (Tennessee), Hospital Revenue Bonds, Series 1993A (Fort Sanders
               Alliance Obligated Group):
$ 1,000,000     6.250%, 1/01/13                                                             No Opt. Call         AAA   $  1,151,950
  3,000,000     5.250%, 1/01/15                                                             No Opt. Call         AAA      3,118,170

  1,250,000    The Health and Educational Facilities Board of the Metropolitan              11/05 at 102         AAA      1,316,100
                Government of Nashville and Davidson County, Tennessee, Hospital
                Revenue Bonds, Series 1995 (Adventist Health System/Sunbelt
                Obligated Group), 5.750%, 11/15/25

  2,395,000    The Health and Educational Facilities Board of the Metropolitan              11/01 at 102         AAA      2,638,116
                Government of Nashville and Davidson County, Tennessee, Hospital
                Revenue Bonds (Adventist Health/Sunbelt Obligated Group), 7.000%,
                11/15/16

  6,500,000    The Health and Educational Facilities Board of the Metropolitan               5/08 at 101         AAA      6,178,705
                Government of Nashville and Davidson County, Tennessee, Hospital
                Revenue Bonds, Series 1998A (Baptist Hospital, Inc.), 4.875%, 11/01/28

  4,000,000    Shelby County, Tennessee, Health, Educational and Housing Facility            8/05 at 102         AAA      4,037,760
                Board, Hospital Revenue Refunding, Methodist Health System Inc.,
                5.250%, 8/01/15

  2,500,000    Sumner County, Tennessee, Health, Educational and Housing Facilities         11/04 at 102          A-      2,855,200
                Board, Revenue Refunding, Sumner Regional Health System, Inc., Series
                1994, 7.500%, 11/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 2.3%

  1,200,000    The Health, Educational and Housing Facility Board of the City of             7/03 at 102         Aaa      1,252,008
                Chattanooga, Tennessee, Multifamily Mortgage Revenue Refunding Bonds,
                Series 1993A (Windridge Apartments-FHA Insured Mortgage), 5.950%, 7/01/14

  3,500,000    The Industrial Development Board of the City of Franklin (Tennessee),        10/06 at 102         AAA      3,672,900
                Multifamily Housing Revenue Refunding Bonds (The Landings Apartments
                Project), Senior Series 1996A, 6.000%, 10/01/26

               Metropolitan Government of Nashville and Davidson County, Tennessee,
               Health and Educational Facilities Board, Housing Mortgage Revenue, Herman
               Street:
    250,000     7.000%, 6/01/17                                                              6/02 at 103         AAA       268,978
    495,000     7.250%, 6/01/32                                                              6/02 at 103         AAA       532,323

  1,250,000    The Industrial Development Board of the Metropolitan Government of           10/98 at 103         AAA     1,294,913
                Nashville and Davidson County (Tennessee), Multi-Family Housing Revenue
                Refunding Bonds (FHA-Insured Mortgage Loan-St.Paul Retirement Center
                Project), Series 1988A, 8.125%, 10/01/28
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 6.2%

    275,000    County of Hamilton, Tennessee, Single Family Mortgage Revenue Bonds           9/00 at 102         AAA       289,487
                (Home Purchase and Rehabilitation Program), Series 1990, 8.000%, 9/01/23
                (Alternative Minimum Tax)

  6,000,000    Tennessee Housing Development Agency, Home Ownership Program, Issue 4A,       7/06 at 102          AA     6,368,580
                6.375%, 7/01/22 (Alternative Minimum Tax)

  1,500,000    Tennessee Housing Development Agency, Home Ownership Program, Series 3,       7/07 at 102          AA     1,563,315
                5.850%, 7/01/17 (Alternative Minimum Tax)

  1,420,000    Tennessee Housing Development Agency, Home Ownership Program, Series O,       7/99 at 103          AA     1,452,632
                7.750%, 7/01/20 (Alternative Minimum Tax)

    805,000    Tennessee Housing Development Agency, Home Ownership Program, Series P,       7/00 at 103          AA       844,485
                7.700%, 7/01/16

    120,000    Tennessee Housing Development Agency, Home Ownership Program, Issue U,        7/01 at 102         Aa2       126,942
                7.400%, 7/01/16

  3,900,000    Tennessee Housing Development Agency, Home Ownership Program, 7.375%,         7/01 at 102         Aa2     4,122,885
                7/01/23 (Alternative Minimum Tax)

  2,695,000    Tennessee Housing Development Agency, Home Ownership Program Bonds,           7/02 at 102          AA     2,862,683
                Issue WR, 6.800%, 7/01/17

    225,000    Tennessee Housing Development Agency, Home Ownership Program Bonds,           7/02 at 102          AA       237,915
                Issue XR, 6.875%, 7/01/22 (Alternative Minimum Tax)

  1,000,000    Tennessee Housing Development Agency, Mortgage Finance Program Bonds,         7/04 at 102          A+     1,075,140
                1994 Series A, 6.900%, 7/01/25 (Alternative Minimum Tax)

Portfolio of Investments

May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Long Term Care - 2.5%

$ 2,985,000    The Health and Educational Facilities Board of the Metropolitan Government    2/08 at 102          AA    $ 3,062,401
                of Nashville and Davidson County, Tennessee, Multi-Modal Interchangeable
                Rate, Health Facility Revenue Bonds (Richland Place, Inc. Project),
                Series 1993, 5.500%, 5/01/23

  4,700,000    The Health and Educational Facilities Board of the Metropolitan Government    7/08 at 102         N/R      4,630,346
                of Nashville and Davidson County, Tennessee, Revenue Refunding Bonds (The
                Blakeford at Green Hills), Series 1998, 5.650%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 7.0%

               Hamilton County, Tennessee, General Obligation Bonds, Series 1995:
  1,490,000     6.250%, 2/01/20                                                              2/05 at 102         Aa2      1,682,553
  2,025,000     6.300%, 2/01/25                                                              2/05 at 102         Aa2      2,292,523

  1,435,000    Memphis, Tennessee, Series B, Airport, 7.050%, 7/01/10 (Alternative           7/98 at 102          AA      1,467,603
                Minimum Tax)

  5,950,000    Metropolitan Government of Nashville and Davidson County, Tennessee,          5/07 at 102          AA      5,902,579
                Refunding, 5.125%, 5/15/25

  8,000,000    Metropolitan Government of Nashville and Davidson County, Tennessee,          5/06 at 101          AA      8,557,840
                Public Improvement, 5.875%, 5/15/21

    385,000    Puerto Rico Commonwealth, Refunding, 8.000%, 7/01/07                          7/98 at 102           A        393,967

  1,000,000    Shelby County, Tennessee, General Obligation Refunding Bonds, 1995            4/05 at 101         AA+      1,051,960
                Series A, 5.625%, 4/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 13.7%

               Metropolitan Government of Nashville and Davidson County, Tennessee,
               Health and Educational Facilities Board, Revenue Refunding and
               Improvement, Meharry Medical College:
  4,000,000     5.000%, 12/01/24                                                             6/09 at 100         AAA      3,874,400
  1,000,000     5.000%, 12/01/24                                                            12/17 at 100         AAA      1,133,700

  5,000,000    Metropolitan Government of Nashville and Davidson County, Tennessee,          7/06 at 101         AAA      5,283,700
                Sports Authority Revenue, Public Improvement Stadium Project, 5.750%,
                7/01/26

  6,275,000    Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,      7/16 at 100           A      6,576,514
                Series Y of 1996, 5.500%, 7/01/36

    500,000    Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,     No Opt. Call         AAA        537,440
                Series W, 5.500%, 7/01/15

  3,000,000    Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds,    1/08 at 101         AAA      3,052,740
                Series 1997A, 5.000%, 7/01/13

 13,300,000    Puerto Rico Public Buildings Authority, Revenue Guaranteed Refunding,        No Opt. Call           A     14,128,590
                Series L, 5.500%, 7/01/21

  2,660,000    Tennessee State Local Development Authority, Community Provider Loan         10/02 at 102           A      2,936,454
                Program, 7.000%, 10/01/21

               Wilson County, Tennessee, Series 1994, Certificates of Participation
               (Wilson County Educational Facilities Corporation):
  1,500,000     6.125%, 6/30/10                                                              6/04 at 102           A      1,619,610
  1,500,000     6.250%, 6/30/15                                                              6/04 at 102           A      1,618,650

  1,000,000    Wilson County, Tennessee, Certificates of Participation, Series 1998,         3/08 at 102         AAA      1,004,300
                School Facilities Lease Agreement with Wilson County, Educational
                Facilities Development Corporation, 5.250%, 3/30/18
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 5.1%

  5,545,000    Memphis-Shelby County Airport Authority (Tennessee), Special Facilities       9/01 at 103         BBB      6,219,050
                Revenue Bonds, Series 1984 (Federal Express Corporation), 7.875%, 9/01/09

  4,100,000    Memphis-Shelby County Airport Authority (Tennessee), Special Facilities       9/02 at 102         BBB      4,492,698
                Revenue Refunding Bonds, Series 1992 (Federal Express Corporation),
                6.750%, 9/01/12

               Metropolitan Nashville Airport Authority (Tennessee), Airport Improvement
               Revenue Refunding Bonds, Series 1991C:
    145,000     6.625%, 7/01/07                                                              7/01 at 102         AAA        157,763
  4,385,000     6.600%, 7/01/15                                                              7/01 at 102         AAA      4,750,490


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 18.5%

               The Health and Educational Facilities Board of the County of Anderson,
               Tennessee, Hospital Revenue Refunding and Improvement Bonds, Series 1988
               (Methodist Medical Center of Oak Ridge):
$ 2,400,000     8.125%, 7/01/08 (Pre-refunded to 7/01/98)                                    7/98 at 102       A1***   $  2,456,760
    250,000     8.125%, 7/01/08 (Pre-refunded to 7/01/98)                                    7/98 at 102         AAA        255,915

  1,000,000    City of Chattanooga, Tennessee, General Obligation Bonds, Series 1990,        5/00 at 102       AA***      1,078,920
                Various Purpose, 7.250%, 5/01/12 (Pre-refunded to 5/01/00)

  1,455,000    Gladeville Utility District of Wilson County, Tennessee, Waterworks          10/00 at 100         AAA      1,566,497
                Revenue Bonds, Series 1990, 7.400%, 10/01/10 (Pre-refunded to 10/01/00)

  5,000,000    Johnson City, Tennessee, School Sales Tax Revenue and Unlimited Tax           5/06 at 100         AAA      5,803,700
                Bonds, Series 1994, 6.700%, 5/01/21 (Pre-refunded to 5/01/06)

  3,000,000    The Health, Educational and Housing Facilities Board of the County of         9/99 at 102         AAA      3,195,660
                Knox (Tennessee), Hospital Facilities Revenue Bonds, Series 1989 A
                (Mercy Health System, Province of Cincinnati), 7.600%, 9/01/19
                (Pre-refunded to 9/01/99)

  3,065,000    The Health, Educational and Housing Facilities Board of the County of         1/00 at 102         AAA      3,265,298
                Knox (Tennessee), Hospital Facilities Revenue Bonds, Series 1990C (Fort
                Sanders Alliance Obligated Group), 7.000%, 1/01/15 (Pre-refunded to
                1/01/00)

 41,570,000    Metropolitan Government of Nashville and Davidson County, Tennessee,         No Opt. Call         Aaa     12,283,519
                Health and Educational Facilities Board, Subordinate Volunteer
                Healthcare Revenue, 0.000%, 6/01/21

  1,200,000    Metropolitan Government of Nashville and Davidson County, Tennessee,         10/07 at 105      N/R***      1,616,580
                Health and Educational Facilities Board, Mur, Ci Homes Inc. Project,
                Series A, 9.000%, 10/01/22 (Pre-refunded to 10/01/07)

  2,500,000    The Public Building Authority of the City of Mt. Juliet, Tennessee,           2/04 at 110         AAA      3,146,600
                Revenue Bonds (Utility District Loan Program), Series B, The Madison
                Suburban Utility District, 7.800%, 2/01/19 (Pre-refunded to 2/01/04)

  1,500,000    Northeast Knox, Tennessee, Utility District Water Revenue, 7.000%,            1/00 at 102         AAA      1,599,480
                1/01/20 (Pre-refunded to 1/01/00)

  1,365,000    Puerto Rico Commonwealth, Refunding, 8.000%, 7/01/07 (Pre-refunded            7/98 at 102         AAA      1,397,173
                to 7/01/98)

  1,000,000    Puerto Rico Commonwealth Highway Authority, Highway Revenue, Series P,        7/98 at 102         AAA      1,023,680
                8.125%, 7/01/13 (Pre-refunded to 7/01/98)

  1,000,000    Puerto Rico Electric Power Authority, Power Revenue, Formerly Puerto          7/98 at 102         AAA      1,023,570
                Rico Commonwealth Water Resource Authority Power, Refunding, Series M,
                8.000%, 7/01/08 (Pre-refunded to 7/01/98)

    865,000    Selmer, Tennessee, Refunding, 8.200%, 7/01/13 (Pre-refunded to 7/01/98)       7/98 at 102      Baa***        885,535

               The Health, Educational and Housing Facility Board of the County of
               Shelby, Tennessee, Revenue Bonds, Series C (LeBonheur Childrens Medical
               Center, Inc.):
  1,000,000     7.625%, 8/15/09 (Pre-refunded to 8/15/98)                                    8/98 at 102         AAA      1,027,860
  2,000,000     7.600%, 8/15/19 (Pre-refunded to 8/15/98)                                    8/98 at 102         AAA      2,055,620

  4,000,000    The Health, Educational and Housing Facilities Board of the County of         2/00 at 102         AAA      4,290,800
                Sullivan, Tennessee, Hospital Revenue Bonds, Series 1990 (Holston
                Valley Health Care, Inc.), 7.250%, 2/15/20 (Pre-refunded to 2/15/00)

               Tennessee State Local Development Authority, State Loan Program,
               Series A:
  1,325,000     7.000%, 3/01/12 (Pre-refunded to 3/01/01)                                    3/01 at 102      AA-***      1,448,543
  1,175,000     7.000%, 3/01/21 (Pre-refunded to 3/01/01)                                    3/01 at 102      AA-***      1,284,557

    125,000    Tennessee State School Bond Authority, Higher Educational Facilities          5/99 at 102       AA***        131,061
                Bonds, 1989 Series, 7.000%, 5/01/20 (Pre-refunded to 5/01/99)

  1,000,000    West Knox Utility District, Knox County, Tennessee, Water and Sewer          12/98 at 102         AAA      1,039,870
                Revenue Improvement, 7.750%, 12/01/08 (Pre-refunded to 12/01/98)

  2,300,000    The White House Utility District of Robertson and Sumner Counties,            1/02 at 102         AAA      2,515,464
                Tennessee, Water Revenue Refunding and Improvement Bonds, Series 1992B,
                6.375%, 1/01/22 (Pre-refunded to 1/01/02)

               Wilson County, Tennessee, Water and Wastewater Authority, Waterworks
               Revenue, Refunding and Improvement:
  1,000,000     7.875%, 3/01/09 (Pre-refunded to 3/01/99)                                    3/99 at 102      N/R***      1,049,820
    950,000     8.000%, 3/01/14 (Pre-refunded to 3/01/99)                                    3/99 at 102      N/R***        998,203

Portfolio of Investments

May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 10.6%

$  1,520,000   City of Clarksville, Tennessee, Water, Sewer and Gas Revenue Refunding       No Opt. Call         AAA   $    625,282
                and Improvement Bonds, Series 1992, 0.000%, 2/01/16

   2,160,000   City of Dickson, Tennessee, Electric System Revenue Bonds, Series 1996,       9/08 at 102         AAA      2,265,970
                5.500%, 9/01/16

               The City of Jackson, Tennessee, Electric System Revenue Bonds, Series E:
     315,000    6.300%, 8/01/09                                                              8/00 at 102          A1        332,574
     335,000    6.300%, 8/01/10                                                              8/00 at 102          A1        352,973
     355,000    6.300%, 8/01/11                                                              8/00 at 102          A1        373,669
     380,000    6.300%, 8/01/12                                                              8/00 at 102          A1        399,821

   3,000,000   City of Jackson, Tennessee, Gas System Revenue Bonds, Series 1997,            4/07 at 100         AAA      2,966,310
                5.000%, 4/15/18

   4,475,000   Lawrenceburg, Tennessee, Electric Revenue, 5.500%, 7/01/26                    7/09 at 100         AAA      4,644,155

               The Metropolitan Government of Nashville and Davidson County, Tennessee,
               Electric Revenue, Series A:
   7,800,000    0.000%, 5/15/11                                                             No Opt. Call         AAA      4,207,242
   8,500,000    0.000%, 5/15/12                                                             No Opt. Call         AAA      4,312,390

               The Metropolitan Government of Nashville and Davidson County, Tennessee,
               Electric System Revenue Bonds, 1998 Series A:
  11,000,000    0.000%, 5/15/19 (WI)                                                        No Opt. Call         AAA      3,719,870
   4,000,000    5.200%, 5/15/23 (WI)                                                         5/08 at 102          AA      3,988,800

   1,000,000   The Middle Tennessee Utility District of Cannon, Cumberland, DeKalb,         10/02 at 102         AAA      1,102,000
                Putnam, Rhea, Rutherford, Smith, Warren, White and Wilson Counties,
                Tennessee, Gas System Revenue Bonds, Series 1992, 6.250%, 10/01/12

   1,020,000   The Public Building Authority of the City of Mt. Juliet, Tennessee,           2/99 at 102         AAA      1,064,053
                Revenue Bonds (Utility District Loan Program), Series D, Cumberland
                Utility District (Hermitage), 7.550%, 2/01/19

   2,000,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,          7/08 at 101        BBB+      1,877,620
                Series EE, 4.750%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 5.8%

   1,125,000   Eastside Utility District of Hamilton County, Tennessee, Water               11/01 at 102           A      1,243,203
                System Revenue Bonds, Series 1992, 6.750%, 11/01/11

   5,445,000   City of Knoxville, Tennessee, Wastewater System Refunding and                 4/07 at 101          AA      5,373,071
                Improvement Bonds, Series 1998, 5.125%, 4/01/23

   3,000,000   Madison Suburban Utility District, Water Revenue Refunding Bonds,             2/08 at 100         AAA      2,965,500
                5.000%, 2/01/19

   3,000,000   The Metropolitan Government of Nashville and Davidson County                 No Opt. Call         AAA      3,140,130
                (Tennessee), Water and Sewer Revenue Bonds, Series 1998B, 5.250%, 1/01/14

   1,000,000   Milcrofton, Tennessee, Utility District, Waterworks Revenue Refunding         2/06 at 102         N/R      1,039,310
                Junior Lien, 6.000%, 2/01/24

   1,100,000   Rutherford County, Tennessee, Utility District, Waterworks Revenue            2/08 at 100         Aaa      1,104,883
                Refunding and Improvement, Series A, 5.250%, 2/01/27

   1,100,000   White House Utility District, Tennessee, Robertson and Sumner Counties,       1/07 at 100         Aaa      1,125,387
                Waterworks System Revenue Refunding, Series B, 5.300%, 1/01/15

   1,500,000   Wilson County, Tennessee, Water and Wastewater Authority, Waterworks          3/08 at 102        Baa1      1,634,070
                Revenue Refunding and Improvement, 6.000%, 3/01/14
-----------------------------------------------------------------------------------------------------------------------------------
$334,815,000   Total Investments - (cost $282,996,090) - 100.1%                                                         305,562,688
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (0.1)%                                                                      (349,600)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $305,213,088
               ====================================================================================================================

               *    Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year)
                    and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or
                    Moody's rating.

               ***  Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.


               (WI) Security purchased on a when-issued basis (note 1).

               N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

               Statement of Net Assets
               May 31, 1998


                                                                        Alabama      Georgia      Louisiana
-------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)          $7,592,982  $142,619,268  $111,952,849
Temporary investments in short-term municipal securities, at
  amortized cost, which approximates market value (note 1)                300,000            --       900,000
Cash                                                                      116,223       841,961        55,827
Receivables:
  Fund manager (note 6)                                                     9,573            --            --
  Interest                                                                120,413     2,759,500     1,724,373
  Investments sold                                                             --     4,171,596        60,000
  Shares sold                                                                  --       620,684       489,824
Other assets                                                               68,376       110,027        86,208
-------------------------------------------------------------------------------------------------------------
    Total assets                                                        8,207,567   151,123,036   115,269,081
-------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                        --     7,012,339     2,894,425
  Shares redeemed                                                          56,219       367,966        11,059
Accrued expenses:
  Management fees (note 6)                                                     --        16,465           476
  12b-1 distribution and service fees (notes 1 and 6)                       3,013        34,551        30,317
  Other                                                                    63,830        39,575        31,160
Dividends payable                                                          34,086       573,729       449,469
-------------------------------------------------------------------------------------------------------------
    Total liabilities                                                     157,148     8,044,625     3,416,906
-------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                    $8,050,419  $143,078,411  $111,852,175
=============================================================================================================
Class A Shares (note 1)
Net assets                                                             $4,930,114  $120,544,790  $ 89,142,965
Shares outstanding                                                        464,866    10,776,666     7,718,371
Net asset value and redemption price per share                         $    10.61        $11.19        $11.55
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                     $    11.08        $11.68        $12.06
=============================================================================================================
Class B Shares (note 1)
Net assets                                                             $  843,074  $  3,518,063  $  8,998,906
Shares outstanding                                                         79,365       314,200       779,459
Net asset value, offering and redemption price per share               $    10.62        $11.20        $11.55
=============================================================================================================
Class C Shares (note 1)
Net assets                                                             $2,154,795   $18,770,494   $13,682,318
Shares outstanding                                                        202,810     1,681,075     1,185,689
Net asset value, offering and redemption price per share               $    10.62   $     11.17   $     11.54
=============================================================================================================
Class R Shares (note 1)
Net assets                                                             $  122,436   $   245,064   $    27,986
Shares outstanding                                                         11,464        21,986         2,422
Net asset value, offering and redemption price per share               $    10.68   $     11.15   $     11.55
=============================================================================================================


                                 See accompanying notes to financial statements.

May 31, 1998

                                                                         North Carolina    South Carolina         Tennessee
------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)              $193,672,451       $12,317,422      $305,562,688
Temporary investments in short-term municipal securities, at
  amortized cost, which approximates market value (note 1)                           --                --                --
Cash                                                                          2,837,591           810,402         2,037,759
Receivables:
  Fund manager (note 6)                                                              --             4,775                --
  Interest                                                                    3,284,284           220,268         4,632,957
  Investments sold                                                                   --                --                --
  Shares sold                                                                   418,441                --         2,138,590
Other assets                                                                    253,746            79,490           173,150
------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                            200,466,513        13,432,357       314,545,144
------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                              --                --         7,610,516
  Shares redeemed                                                               253,948            37,133           237,153
Accrued expenses:
  Management fees (note 6)                                                       91,541                --           138,659
  12b-1 distribution and service fees (notes 1 and 6)                            54,129             3,209            69,136
  Other                                                                         147,433            34,091            42,059
Dividends payable                                                               831,914            58,029         1,234,533
------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                         1,378,965           132,462         9,332,056
------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                        $199,087,548       $13,299,895      $305,213,088
==============================================================================================================================
Class A Shares (note 1)
Net assets                                                                 $186,339,947       $11,590,925      $278,232,055
Shares outstanding                                                           17,549,377         1,162,730        24,286,371
Net asset value and redemption price per share                             $      10.62       $      9.97      $      11.46
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                         $      11.09       $     10.41      $      11.96
==============================================================================================================================
Class B Shares (note 1)
Net assets                                                                 $  3,608,612       $   724,042      $  5,774,666
Shares outstanding                                                              339,751            72,715           503,708
Net asset value, offering and redemption price per share                   $      10.62       $      9.96      $      11.46
==============================================================================================================================
Class C Shares (note 1)
Net assets                                                                 $  8,291,407       $   875,037      $ 20,672,561
Shares outstanding                                                              782,072            87,818         1,805,073
Net asset value, offering and redemption price per share                   $      10.60       $      9.96      $      11.45
==============================================================================================================================
Class R Shares (note 1)
Net assets                                                                 $    847,582       $   109,891      $    533,806
Shares outstanding                                                               79,828            11,018            46,658
Net asset value, offering and redemption price per share                   $      10.62       $      9.97      $      11.44
==============================================================================================================================

                                 See accompanying notes to financial statements.

                   Statement of Operations
                   Year Ended May 31, 1998



                                                                           Alabama       Georgia    Louisiana
-------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                               $ 396,848   $ 7,760,505   $5,723,991
-------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                    40,626       740,472      535,294
12b-1 service fees -- Class A (notes 1 and 6)                               10,288       235,172      164,872
12b-1 distribution and service fees -- Class B (notes 1 and 6)               7,192        14,815       40,431
12b-1 distribution and service fees -- Class C (notes 1 and 6)              10,774       116,640       79,636
Shareholders' servicing agent fees and expenses                              6,645        58,302       33,069
Custodian's fees and expenses                                               56,183        54,820       48,699
Trustees' fees and expenses (note 6)                                            73         2,318        1,540
Professional fees                                                           10,570        18,600       18,600
Shareholders' reports -- printing and mailing expenses                       1,791        20,403       11,155
Federal and state registration fees                                          8,077         2,825        4,650
Organizational expenses (note 1)                                            20,276            --           --
Other expenses                                                                 379         5,878        3,944
-------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                172,874     1,270,245      941,890
     Expense reimbursement (note 6)                                       (130,681)     (278,606)    (122,920)
-------------------------------------------------------------------------------------------------------------
Net expenses                                                                42,193       991,639      818,970
-------------------------------------------------------------------------------------------------------------
Net investment income                                                      354,655     6,768,866    4,905,021
-------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)       (7,615)    1,432,222      141,609
Net change in unrealized appreciation or depreciation of investments       288,179     5,917,362    3,885,856
-------------------------------------------------------------------------------------------------------------
Net gain from investments                                                  280,564     7,349,584    4,027,465
-------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               $ 635,219   $14,118,450   $8,932,486
=============================================================================================================

                                 See accompanying notes to financial statements.

                   Year Ended May 31, 1998


                                                                        North Carolina  South Carolina     Tennessee
--------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                 $11,543,644      $  689,665   $17,161,486
--------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                     1,064,856          68,969     1,565,600
12b-1 service fees -- Class A (notes 1 and 6)                                  371,113          22,652       537,896
12b-1 distribution and service fees -- Class B (notes 1 and 6)                  13,177           4,426        24,120
12b-1 distribution and service fees -- Class C (notes 1 and 6)                  56,974           5,120       130,791
Shareholders' servicing agent fees and expenses                                 85,524           4,120       123,162
Custodian's fees and expenses                                                   57,779          33,593        64,302
Trustees' fees and expenses (note 6)                                             3,654             219         5,212
Professional fees                                                               20,425          14,950        22,250
Shareholders' reports -- printing and mailing expenses                          36,182           2,339        52,065
Federal and state registration fees                                              6,475           3,141        11,322
Organizational expenses (note 1)                                                    --          11,826            --
Other expenses                                                                   9,476             649        12,162
--------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                  1,725,635         172,004     2,548,882
     Expense reimbursement (note 6)                                                 --         (94,494)      (56,952)
--------------------------------------------------------------------------------------------------------------------
Net expenses                                                                 1,725,635          77,510     2,491,930
--------------------------------------------------------------------------------------------------------------------
Net investment income                                                        9,818,009         612,155    14,669,556
--------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)               2,602,198         134,377     1,206,421
Net change in unrealized appreciation or depreciation of investments         3,819,600         395,866     8,713,135
--------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                    6,421,798         530,243     9,919,556
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                 $16,239,807      $1,142,398   $24,589,112
====================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                        Alabama
                                              --------------------------
                                               Year Ended    Year Ended
                                                 5/31/98       5/31/97*
------------------------------------------------------------------------
Operations
Net investment income                           $ 354,655    $  197,497
Net realized gain (loss) from investment
   transactions (notes 1 and 4)                    (7,615)          588
Net change in unrealized appreciation or
   depreciation of investments                    288,179       138,286
-----------------------------------------------------------------------
Net increase in net assets from operations        635,219       336,371
-----------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                         (257,710)     (195,673)
 Class B                                          (32,374)       (2,069)
 Class C                                          (61,979)         (212)
 Class R                                           (2,611)           (1)
From accumulated net realized gains from
investment transactions:
 Class A                                               --            --
 Class B                                               --            --
 Class C                                               --            --
 Class R                                               --            --
-----------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                               (354,674)     (197,955)
-----------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                4,157,996     2,438,658
Net proceeds from shares issued to shareholders
   due to reinvestment of distributions           168,561        99,346
-----------------------------------------------------------------------
                                                4,326,557     2,538,004
-----------------------------------------------------------------------
Cost of shares redeemed                        (1,798,211)     (691,292)
-----------------------------------------------------------------------
Net increase in net assets from
   Fund share transactions                      2,528,346     1,846,712
-----------------------------------------------------------------------
Net increase in net assets                      2,808,891     1,985,128
Net assets at the beginning of year             5,241,528     3,256,400
-----------------------------------------------------------------------
Net assets at the end of year                 $ 8,050,419    $5,241,528
=======================================================================
Balance of undistributed net investment
   income at end of year                      $        38    $       57
=======================================================================

                                                        Georgia
                                               -------------------------
                                               Year Ended     Year Ended
                                                 5/31/98       5/31/97**
------------------------------------------------------------------------
Operations
Net investment income                         $  6,768,866  $  6,488,615
Net realized gain (loss) from investment
   transactions (notes 1 and 4)                  1,432,222       816,979
Net change in unrealized appreciation or
   depreciation of investments                   5,917,362     3,379,145
------------------------------------------------------------------------
Net increase in net assets from operations      14,118,450    10,684,739
------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                        (5,990,008)   (5,973,872)
 Class B                                           (64,796)         (779)
 Class C                                          (704,588)     (513,629)
 Class R                                            (8,432)         (289)
From accumulated net realized gains from
investment transactions:
 Class A                                                --            --
 Class B                                                --            --
 Class C                                                --            --
 Class R                                                --            --
------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                              (6,767,824)   (6,488,569)
------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                23,251,629    18,042,463
Net proceeds from shares issued to shareholder
   due to reinvestment of distributions          4,132,821     3,251,554
------------------------------------------------------------------------
                                                27,384,450    21,294,017
------------------------------------------------------------------------
Cost of shares redeemed                        (15,113,415)  (19,327,898)
------------------------------------------------------------------------
Net increase in net assets from
   Fund share transactions                      12,271,035     1,966,119
------------------------------------------------------------------------
Net increase in net assets                      19,621,661     6,162,289
Net assets at the beginning of year            123,456,750   117,294,461
------------------------------------------------------------------------
Net assets at the end of year                 $143,078,411  $123,456,750
========================================================================
Balance of undistributed net investment
   income at end of year                      $      1,088  $         46
========================================================================

                                                         Louisiana
                                                ---------------------------
                                                Year Ended       Year Ended
                                                  5/31/98        5/31/97***
---------------------------------------------------------------------------
Operations
Net investment income                          $  4,905,021   $   4,309,839
Net realized gain (loss) from investment
   transactions (notes 1 and 4)                     141,609         185,297
Net change in unrealized appreciation or
   depreciation of investments                    3,885,856       2,691,765
---------------------------------------------------------------------------
Net increase in net assets from operations        8,932,486       7,186,901
---------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                         (4,236,624)     (4,001,489)
 Class B                                           (179,990)         (7,151)
 Class C                                           (486,474)       (300,999)
 Class R                                               (844)             (1)
From accumulated net realized gains from
investment transactions:
 Class A                                           (274,625)        (16,962)
 Class B                                            (13,410)             --
 Class C                                            (36,540)         (1,376)
 Class R                                                (77)             --
---------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                               (5,228,584)     (4,327,978)
---------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                 30,672,632      12,680,296
Net proceeds from shares issued to shareholders
   due to reinvestment of distributions           3,175,043       2,019,609
---------------------------------------------------------------------------
                                                 33,847,675      14,699,905
---------------------------------------------------------------------------
Cost of shares redeemed                         (10,292,295)    (10,629,223)
---------------------------------------------------------------------------
Net increase in net assets from
   Fund share transactions                       23,555,380       4,070,682
---------------------------------------------------------------------------
Net increase in net assets                       27,259,282       6,929,605
Net assets at the beginning of year              84,592,893      77,663,288
---------------------------------------------------------------------------
Net assets at the end of year                  $111,852,175   $  84,592,893
===========================================================================
Balance of undistributed net investment
   income at end of year                       $      1,288   $         199
===========================================================================

* Information represents eight months of Flagship Alabama and four months of Alabama (note 1).
** Information represents eight months of Flagship Georgia and four months of Georgia (note 1).
*** Information represents eight months of Flagship Louisiana and four months of Louisiana (note 1).

                                 See accompanying notes to financial statements.

                                                     North Carolina               South Carolina                  Tennessee
                                              ----------------------------  --------------------------  ----------------------------
                                                 Year Ended     Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                                    5/31/98       5/31/97*       5/31/98     5/31/97**        5/31/98     5/31/97***
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                         $  9,818,009   $ 10,118,809   $   612,155   $   588,783   $ 14,669,556   $ 14,402,555
Net realized gain from investment
  transactions (notes 1 and 4)                   2,602,198      1,921,251       134,377        12,003      1,206,421      1,595,041
Net change in unrealized appreciation or
  depreciation of investments                    3,819,600      2,403,810       395,866       270,459      8,713,135      3,989,675
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations      16,239,807     14,443,870     1,142,398       871,245     24,589,112     19,987,271
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                       (9,438,035)    (9,701,977)     (562,433)     (583,450)   (13,691,307)   (13,649,276)
  Class B                                          (56,790)        (1,977)      (18,919)       (1,592)      (105,904)        (3,542)
  Class C                                         (342,967)      (326,112)      (29,703)       (1,078)      (783,552)      (744,238)
  Class R                                          (34,750)        (4,651)       (3,387)         (340)       (18,350)        (2,064)
From accumulated net realized gains from
  investment transactions:
  Class A                                          (28,220)             --            --            --             --             --
  Class B                                             (137)             --            --            --             --             --
  Class C                                           (1,157)             --            --            --             --             --
  Class R                                             (109)             --            --            --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
  shareholders                                  (9,902,165)   (10,034,717)     (614,442)     (586,460)   (14,599,113)   (14,399,120)
------------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                18,647,466     13,538,981     6,771,482     2,419,482     41,278,818     27,836,928
Net proceeds from shares issued to
  shareholders due to reinvestment of
  distributions                                  5,610,070      5,178,488       325,450       337,619      7,905,778      7,269,232
------------------------------------------------------------------------------------------------------------------------------------
                                                24,257,536     18,717,469     7,096,932     2,757,101     49,184,596     35,106,160
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                        (20,843,771)   (25,396,297)   (4,559,640)   (3,340,985)   (27,270,877)   (33,754,624)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  Fund share transactions                        3,413,765     (6,678,828)    2,537,292      (583,884)    21,913,719      1,351,536
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets            9,751,407     (2,269,675)    3,065,248      (299,099)    31,903,718      6,939,687
Net assets at the beginning of year            189,336,141    191,605,816    10,234,647    10,533,746    273,309,370    266,369,683
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                 $199,087,548   $189,336,141   $13,299,895   $10,234,647   $305,213,088   $273,309,370
====================================================================================================================================
Balance of undistributed net investment
  income at end of year                       $     29,559   $     84,092   $        36   $     2,323   $     73,878   $      3,435
====================================================================================================================================

* Information represents eight months of Flagship North Carolina and four months of North Carolina (note 1).

** Information represents eight months of Flagship South Carolina and four months of South Carolina (note 1).

*** Information represents eight months of Flagship Tennessee and four months of Tennessee (note 1).

                                 See accompanying notes to financial statements.

Notes to Financial Statements



1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Alabama Municipal Bond Fund, the Nuveen Flagship Georgia Municipal Bond Fund, the Nuveen Flagship Louisiana Municipal Bond Fund, the Nuveen Flagship North Carolina Municipal Bond Fund, the Nuveen Flagship South Carolina Municipal Bond Fund, and the Nuveen Flagship Tennessee Municipal Bond Fund (the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Alabama Double Tax Exempt Fund ("Flagship Alabama"), Flagship Georgia Double Tax Exempt Fund ("Flagship Georgia"), Flagship Louisiana Double Tax Exempt Fund ("Flagship Louisiana"), Flagship North Carolina Double Tax Exempt Fund ("Flagship North Carolina"), Flagship South Carolina Double Tax Exempt Fund ("Flagship South Carolina"), and Flagship Tennessee Double Tax Exempt Fund ("Flagship Tennessee") were reorganized into the Trust and renamed the Nuveen Flagship Alabama Municipal Bond Fund ("Alabama"), Nuveen Flagship Georgia Municipal Bond Fund ("Georgia"), Nuveen Flagship Louisiana Municipal Bond Fund ("Louisiana"), Nuveen Flagship North Carolina Municipal Bond Fund ("North Carolina"), Nuveen Flagship South Carolina Municipal Bond Fund ("South Carolina"), and Nuveen Flagship Tennessee Municipal Bond Fund ("Tennessee"), respectively. Prior to these reorganizations, Flagship Alabama, Flagship Georgia, Flagship Louisiana, Flagship North Carolina, Flagship South Carolina, and Flagship Tennessee were each a sub-trust of the Flagship Tax Exempt Funds Trust.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1998, Georgia, Louisiana and Tennessee had outstanding when-issued and delayed delivery purchase commitments of $1,975,951, $2,894,425 and $7,610,516, respectively. The other Funds had no such outstanding purchase commitments.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1998.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses

The organizational expenses incurred on behalf of Alabama and South Carolina (approximately $60,800 and $35,400, respectively) are being reimbursed to the Adviser on a straight-line basis over a period of three years. As of May 31, 1998, $40,540 and $23,644 of the organizational expenses, respectively, have been reimbursed.

2. Fund Shares
Transactions in Fund shares were as follows:


                                                                                                  Alabama
                                                                           -----------------------------------------------------
                                                                                 Year Ended                   Year Ended
                                                                                  5/31/98                      5/31/97*
                                                                           ------------------------------------------------------
                                                                            Shares        Amount         Shares         Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                  163,322     $  1,720,355      165,385    $  1,650,047
  Class B                                                                   27,379          289,415       58,298         585,381
  Class C                                                                  193,765        2,025,206       20,200         203,130
  Class R                                                                   11,454          123,020           10             100

Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                   12,620          131,454        9,936          99,346
  Class B                                                                    1,929           20,240           --              --
  Class C                                                                    1,603           16,867           --              --
  Class R                                                                       --               --           --              --
--------------------------------------------------------------------------------------------------------------------------------
                                                                           412,072        4,326,557      253,829       2,538,004
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                 (150,343)      (1,576,278)     (69,498)       (691,292)
  Class B                                                                   (8,241)         (87,307)          --              --
  Class C                                                                  (12,758)        (134,626)          --              --
  Class R                                                                       --               --           --              --
--------------------------------------------------------------------------------------------------------------------------------
                                                                          (171,342)      (1,798,211)     (69,498)       (691,292)
--------------------------------------------------------------------------------------------------------------------------------
Net increase                                                               240,730 $      2,528,346      184,331    $  1,846,712
================================================================================================================================

*Information represents eight months of Flagship Alabama and four months of Alabama (note 1).

                                                                                                  Georgia
                                                                           ------------------------------------------------------
                                                                                 Year Ended                   Year Ended
                                                                                  5/31/98                      5/31/97*
                                                                           ------------------------------------------------------
                                                                            Shares        Amount         Shares        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                  999,370     $ 11,052,211    1,320,552    $ 13,778,494
  Class B                                                                  326,545        3,623,322       10,720         112,660
  Class C                                                                  754,384        8,321,447      393,868       4,129,100
  Class R                                                                   23,229          254,649        2,104          22,209

Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                  332,037        3,634,474      287,354       2,992,929
  Class B                                                                    2,642           29,369           --              --
  Class C                                                                   42,144          461,364       24,846         258,440
  Class R                                                                      689            7,614           18             185
---------------------------------------------------------------------------------------------------------------------------------
                                                                         2,481,040       27,384,450    2,039,462      21,294,017
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                               (1,106,180)     (12,206,698)  (1,627,331)    (16,977,352)
  Class B                                                                  (25,707)        (286,183)          --              --
  Class C                                                                 (234,595)      (2,575,425)    (225,854)     (2,350,546)
  Class R                                                                   (4,054)         (45,109)          --              --
---------------------------------------------------------------------------------------------------------------------------------
                                                                        (1,370,536)     (15,113,415)  (1,853,185)    (19,327,898)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                  1,110,504     $ 12,271,035      186,277    $  1,966,119
================================================================================================================================

*Information represents eight months of Flagship Georgia and four months of Georgia (note 1).



                                                                                                  Louisiana
                                                                            -----------------------------------------------------
                                                                                    Year Ended                  Year Ended
                                                                                     5/31/98                     5/31/97*
                                                                            -----------------------------------------------------
                                                                                 Shares        Amount       Shares        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                     1,434,264  $ 16,414,741      822,022  $  9,004,313
  Class B                                                                       695,080     7,947,255       82,598       911,240
  Class C                                                                       551,499     6,283,912      252,430     2,764,643
  Class R                                                                         2,348        26,724            9           100
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                       240,527     2,733,739      168,536     1,844,320
  Class B                                                                         6,824        78,150          104         1,144
  Class C                                                                        31,852       362,355       15,928       174,145
  Class R                                                                            70           799           --             --
---------------------------------------------------------------------------------------------------------------------------------
                                                                              2,962,464    33,847,675    1,341,627    14,699,905
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                      (808,970)   (9,237,098)    (861,984)   (9,454,331)
  Class B                                                                        (5,147)      (58,547)          --             --
  Class C                                                                       (87,146)     (996,590)    (107,483)   (1,174,892)
  Class R                                                                            (5)          (60)          --             --
---------------------------------------------------------------------------------------------------------------------------------
                                                                               (901,268)  (10,292,295)    (969,467)  (10,629,223)
---------------------------------------------------------------------------------------------------------------------------------
Net increase                                                                  2,061,196  $ 23,555,380      372,160  $  4,070,682
================================================================================================================================

*Information represents eight months of Flagship Louisiana and four months of Louisiana (note 1).


                                                                                               North Carolina
                                                                            -----------------------------------------------------
                                                                                    Year Ended                  Year Ended
                                                                                     5/31/98                     5/31/97*
                                                                            -----------------------------------------------------
                                                                                 Shares        Amount       Shares        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                     1,219,335  $ 12,822,305    1,139,324  $ 11,564,705
  Class B                                                                       313,974     3,317,845       26,319       268,174
  Class C                                                                       192,020     2,022,009      128,427     1,308,314
  Class R                                                                        46,162       485,307       39,185       397,788
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                       506,157     5,310,271      489,500     4,984,798
  Class B                                                                         2,287        24,150           48           488
  Class C                                                                        24,082       252,068       18,772       190,950
  Class R                                                                         2,244        23,581          221         2,252
---------------------------------------------------------------------------------------------------------------------------------
                                                                              2,306,261    24,257,536    1,841,796    18,717,469
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                    (1,846,947)  (19,438,714)  (2,374,729)  (24,226,252)
  Class B                                                                        (2,877)      (30,241)          --             --
  Class C                                                                      (122,639)   (1,290,365)    (115,427)   (1,170,045)
  Class R                                                                        (7,984)      (84,451)          --             --
---------------------------------------------------------------------------------------------------------------------------------
                                                                             (1,980,447)  (20,843,771)  (2,490,156)  (25,396,297)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                         325,814  $  3,413,765     (648,360) $ (6,678,828)
=================================================================================================================================
*Information represents eight months of Flagship North Carolina and four months of North Carolina (note 1).



                                                                South Carolina
                                               -------------------------------------------------
                                                    Year Ended                 Year Ended
                                                      5/31/98                   5/31/97*
                                               -------------------------------------------------
                                                 Shares       Amount       Shares         Amount
------------------------------------------------------------------------------------------------
Shares sold:
    Class A                                     560,179  $ 5,485,573      192,810    $ 1,814,877
    Class B                                      64,625      634,556       16,861        160,503
    Class C                                      58,105      569,890       44,094        419,098
    Class R                                       8,239       81,463        2,621         25,004

Shares issued to shareholders due to
  reinvestment of distributions:

    Class A                                      30,157      294,728       35,809        337,619
    Class B                                         859        8,458           --             --
    Class C                                       2,103       20,709           --             --
    Class R                                         158        1,555           --             --
------------------------------------------------------------------------------------------------
                                                724,425    7,096,932      292,195      2,757,101
------------------------------------------------------------------------------------------------
Shares redeemed:
    Class A                                    (438,336)  (4,302,290)    (353,491)    (3,340,985)
    Class B                                      (9,630)     (96,212)          --             --
    Class C                                     (16,484)    (161,138)          --             --
    Class R                                          --           --           --             --
------------------------------------------------------------------------------------------------
                                               (464,450)  (4,559,640)    (353,491)    (3,340,985)
------------------------------------------------------------------------------------------------
Net increase (decrease)                          259,975 $ 2,537,292      (61,296)   $  (583,884)
================================================================================================
*Information represents eight months of Flagship South Carolina and four months of South Carolina (note 1).

                                                                  Tennessee
                                              --------------------------------------------------
                                                    Year Ended                Year Ended
                                                     5/31/98                   5/31/97*
                                              --------------------------------------------------
                                                 Shares       Amount     Shares           Amount
------------------------------------------------------------------------------------------------
Shares sold:
    Class A                                   2,614,021  $29,710,291    2,181,165    $23,957,505
    Class B                                     456,706    5,193,888       48,526        533,276
    Class C                                     538,381    6,116,529      282,598      3,100,098
    Class R                                      22,800      258,110       22,306        246,049

Shares issued to shareholders due to
  reinvestment of distributions:

     Class A                                    641,169    7,255,500      619,521      6,805,317
     Class B                                      3,774       42,976           66            718
     Class C                                     52,336      590,588       42,079        461,759
     Class R                                      1,474       16,714          131          1,438
------------------------------------------------------------------------------------------------
                                              4,330,661   49,184,596    3,196,392     35,106,160
------------------------------------------------------------------------------------------------
Shares redeemed:
     Class A                                 (2,250,196) (25,540,334)  (2,682,025)   (29,442,527)
     Class B                                     (5,300)     (59,853)         (64)          (699)
     Class C                                   (147,264)  (1,670,240)    (393,458)    (4,311,248)
     Class R                                        (39)        (450)         (14)          (150)
------------------------------------------------------------------------------------------------
                                             (2,402,799) (27,270,877)  (3,075,561)   (33,754,624)
------------------------------------------------------------------------------------------------
Net increase                                  1,927,862  $21,913,719      120,831   $  1,351,536
================================================================================================


*Information represents eight months of Flagship Tennessee and four months of Tennessee (note 1).

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1998, to shareholders of record on June 9, 1998, as follows:

                                                        North     South
                        Alabama  Georgia  Louisiana  Carolina  Carolina  Tennessee
----------------------------------------------------------------------------------
Dividend per share:
  Class A                $.0435   $.0460     $.0480    $.0445    $.0400     $.0470
  Class B                 .0370    .0390      .0410     .0380     .0340      .0400
  Class C                 .0390    .0410      .0430     .0395     .0355      .0415
  Class R                 .0455    .0480      .0500     .0460     .0420      .0485
==================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1998, were as follows:

                                                                                        North        South
                                            Alabama       Georgia     Louisiana      Carolina     Carolina     Tennessee
------------------------------------------------------------------------------------------------------------------------
Purchases:
 Investments in municipal securities     $6,740,467   $45,374,511   $38,729,583   $55,816,235   $8,596,169   $72,413,167
 Temporary municipal investments          3,200,000    19,000,000    13,000,000    19,550,000    4,200,000    29,100,000
Sales:
 Investments in municipal securities      4,437,664    32,650,889    14,864,665    55,437,357    7,085,619    42,487,343
 Temporary municipal investments          2,900,000    19,000,000    14,300,000    19,550,000    4,200,000    33,600,000
=======================================================================================================================

At May 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                 South
                                                               Alabama         Georgia        Carolina        Tennessee
-----------------------------------------------------------------------------------------------------------------------
Expiration Year:
 2002                                                          $    --     $   506,838       $      --      $        --
 2003                                                               --         503,259         172,174        2,790,147
 2005                                                            9,205              --              --               --
-----------------------------------------------------------------------------------------------------------------------
Total                                                          $ 9,205     $ 1,010,097       $ 172,174      $ 2,790,147
=======================================================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1998, were as follows:

                                                                                        North       South
                                            Alabama        Georgia    Louisiana      Carolina    Carolina     Tennessee
-----------------------------------------------------------------------------------------------------------------------
Gross unrealized:
 appreciation                              $440,964    $12,256,090   $9,312,072   $12,456,587    $820,631   $22,632,427
 depreciation                                (5,803)            --           --      (124,474)         --       (65,829)
-----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                $435,161    $12,256,090   $9,312,072   $12,332,113    $820,631   $22,566,598
=======================================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value                                                                      Management Fee
-----------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                             .5500 of 1%
For the next $125 million                                                                              .5375 of 1
For the next $250 million                                                                              .5250 of 1
For the next $500 million                                                                              .5125 of 1
For the next $1 billion                                                                                .5000 of 1
For net assets over $2 billion                                                                         .4750 of 1
=======================================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1998, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                 North      South
                               Alabama   Georgia   Louisiana  Carolina   Carolina  Tennessee
--------------------------------------------------------------------------------------------
Sales charges collected        $40,092   $300,386   $367,133   $288,651   $78,847   $661,874
Paid to authorized dealers      34,666    259,160    327,987    248,966    73,377    595,047
============================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1998, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                   North      South
                               Alabama    Georgia   Louisiana   Carolina   Carolina  Tennessee
----------------------------------------------------------------------------------------------
Commission advances           $ 31,889  $ 245,972   $ 424,888  $ 186,424   $ 42,379   $307,149
==============================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 1998, the Distributor retained such 12b-1 fees as follows:

                                                                   North      South
                               Alabama    Georgia   Louisiana   Carolina   Carolina  Tennessee
----------------------------------------------------------------------------------------------
12b-1 fees retained            $17,955    $64,729     $76,379    $25,873     $9,488    $61,950
==============================================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 1998, as follows:

                                                                   North      South
                               Alabama    Georgia   Louisiana   Carolina   Carolina  Tennessee
----------------------------------------------------------------------------------------------
CDSC retained                   $1,317    $14,164      $3,241     $2,816       $439     $5,210
==============================================================================================

7. Composition of Net Assets

At May 31, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                               North         South
                                             Alabama         Georgia       Louisiana        Carolina      Carolina       Tennessee
----------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                           $7,637,008    $131,997,057    $102,597,881    $185,212,001   $12,651,402    $285,362,759
Balance of undistributed net
 investment income                                38           1,088           1,288          29,559            36          73,878
Accumulated net realized gain (loss)
 from investment transactions                (21,788)     (1,175,824)        (59,066)      1,513,875      (172,174)     (2,790,147)
Net unrealized appreciation of
 investments                                 435,161      12,256,090       9,312,072      12,332,113       820,631      22,566,598
----------------------------------------------------------------------------------------------------------------------------------
Net assets                                $8,050,419    $143,078,411    $111,852,175    $199,087,548   $13,299,895    $305,213,088
==================================================================================================================================

               Financial Highlights


               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                             Investment Operations               Less Distributions
                                        --------------------------------   ------------------------------

                                                            Net
                             Beginning                Realized/                                             Ending
                                   Net         Net   Unrealized                   Net                          Net
Year Ended                       Asset  Investment   Investment            Investment   Capital              Asset       Total
May 31,                          Value  Income (a)  Gain (Loss)    Total       Income      Gain     Total    Value  Return (b)
--------------------------------------------------------------------------------------------------------------------------------
ALABAMA**
Class A (4/94)
1998                            $10.12        $.52        $ .50    $1.02        $(.53)      $--    $(.53)   $10.61       10.22%
1997                              9.77         .53          .35      .88         (.53)       --     (.53)    10.12        9.22
1996                              9.94         .53         (.17)     .36         (.53)       --     (.53)     9.77        3.72
1995                              9.66         .52          .28      .80         (.52)       --     (.52)     9.94        8.77
1994 (c)                          9.58         .03          .09      .12         (.04)       --     (.04)     9.66        9.34*
Class B (2/97)
1998                             10.14         .45          .48      .93         (.45)       --     (.45)    10.62        9.31
1997 (c)                         10.16         .11         (.02)     .09         (.11)       --     (.11)    10.14         .94
Class C (2/97)
1998                             10.14         .47          .48      .95         (.47)       --     (.47)    10.62        9.54
1997 (c)                         10.16         .12         (.02)     .10         (.12)       --     (.12)    10.14         .99
Class R (2/97)
1998                             10.13         .55          .55     1.10         (.55)       --     (.55)    10.68       11.06
1997 (c)                         10.16         .16         (.05)     .11         (.14)       --     (.14)    10.13        1.08
================================================================================================================================
GEORGIA***
Class A (3/86)
1998                            $10.57        $.56        $ .62    $1.18        $(.56)      $--    $(.56)   $11.19       11.37%
1997                             10.20         .57          .37      .94         (.57)       --     (.57)    10.57        9.39
1996                             10.46         .57         (.25)     .32         (.58)       --     (.58)    10.20        3.05
1995                             10.23         .58          .23      .81         (.58)       --     (.58)    10.46        8.31
1994                             10.62         .59         (.39)     .20         (.59)       --     (.59)    10.23        1.83
Class B (2/97)
1998                             10.57         .48          .63     1.11         (.48)       --     (.48)    11.20       10.66
1997 (c)                         10.66         .14         (.11)     .03         (.12)       --     (.12)    10.57         .31
Class C (1/94)
1998                             10.55         .50          .62     1.12         (.50)       --     (.50)    11.17       10.79
1997                             10.18         .51          .37      .88         (.51)       --     (.51)    10.55        8.80
1996                             10.44         .51         (.25)     .26         (.52)       --     (.52)    10.18        2.48
1995                             10.21         .52          .23      .75         (.52)       --     (.52)    10.44        7.72
1994 (c)                         10.91         .19         (.69)    (.50)        (.20)       --     (.20)    10.21      (10.96)*
Class R (2/97)
1998                             10.57         .58          .59     1.17         (.59)       --     (.59)    11.15       11.23
1997 (c)                         10.65         .18         (.06)     .12         (.20)       --     (.20)    10.57        1.11
================================================================================================================================

                                Ratios/Supplemental Data
-----------------------------------------------------------------------------------
                                   Ratio                         Ratio
                                  of Net                        of Net
                   Ratio of   Investment         Ratio of   Investment
                   Expenses    Income to         Expenses    Income to
                 to Average      Average       to Average      Average
                 Net Assets   Net Assets       Net Assets   Net Assets
                     Before       Before            After        After   Portfolio
    Ending Net   Reimburse-   Reimburse-       Reimburse-   Reimburse-    Turnover
  Assets (000)         ment         ment         ment (a)     ment (a)        Rate
-----------------------------------------------------------------------------------

      $  4,930         2.16%        3.22%             .39%        4.99%         62%
         4,446         3.04         2.65              .40         5.29          72
         3,256         3.19         2.53              .48         5.24          42
         1,880         7.61        (1.98)             .16         5.47         120
           357        34.92*      (32.50)*             --         2.42*         --

           843         2.91         2.47             1.14         4.24          62
           591         2.79*        2.18*             .71*        4.26*         72

         2,155         2.70         2.66              .94         4.42          62
           205         2.62*        2.35*             .40*        4.57*         72

           122         1.91         3.44              .19         5.16          62
            --          .91*        5.26*              --         6.17*         72
===================================================================================

      $120,545          .87%        4.88%             .66%        5.09%         25%
       111,518         1.02         5.20              .78         5.44          39
       107,862         1.08         5.18              .80         5.46          59
       113,354         1.09         5.53              .83         5.79          40
       123,068         1.06         5.11              .70         5.47          39

         3,518         1.62         4.08             1.38         4.32          25
           113         1.63*        4.49*            1.32*        4.80*         39

        18,770         1.42         4.33             1.21         4.54          25
        11,803         1.56         4.63             1.32         4.87          39
         9,433         1.63         4.61             1.34         4.90          59
         6,973         1.64         4.92             1.38         5.18          40
         4,348         1.60*        4.22*            1.27*        4.55*         39

           245          .67         5.04              .45         5.26          25
            22          .68*        5.41*             .38*        5.71*         39
===================================================================================


*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Alabama.

*** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Georgia.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c)  From commencement of class operations as noted.

               Selected data for a share outstanding throughout each period is as follows:


Class (Inception Date)
                                            Investment Operations              Less Distributions
                                        ------------------------------    ----------------------------

                                                            Net
                             Beginning                Realized/                                           Ending
                                   Net         Net   Unrealized                   Net                        Net
Year Ended                       Asset  Investment   Investment            Investment   Capital            Asset     Total
May 31,                          Value   Income (a) Gain (Loss)   Total        Income      Gain    Total   Value   Return (b)
----------------------------------------------------------------------------------------------------------------------------
LOUISIANA**
Class A (9/89)
1998                            $11.10        $.59        $ .49    $1.08       $(.59)    $(.04)   $(.63)   $11.55   9.88%
1997                             10.71         .59          .39      .98        (.59)       --     (.59)    11.10   9.37
1996                             10.80         .59         (.08)     .51        (.60)       --     (.60)    10.71   4.77
1995                             10.48         .60          .32      .92        (.60)       --     (.60)    10.80   9.20
1994                             10.93         .61         (.40)     .21        (.62)     (.04)    (.66)    10.48   1.77
Class B (2/97)
1998                             11.09         .50          .50     1.00        (.50)     (.04)    (.54)    11.55   9.18
1997 (c)                         11.10         .16           --      .16        (.17)       --     (.17)    11.09   1.44
Class C (2/94)
1998                             11.09         .52          .50     1.02        (.53)     (.04)    (.57)    11.54   9.32
1997                             10.70         .53          .39      .92        (.53)       --     (.53)    11.09   8.78
1996                             10.80         .53         (.09)     .44        (.54)       --     (.54)    10.70    4.12
1995                             10.48         .54          .32      .86        (.54)       --     (.54)    10.80    8.59
1994 (c)                         11.29         .16         (.81)    (.65)       (.16)       --     (.16)    10.48  (17.21)*
Class R (2/97)
1998                             11.09         .61          .50     1.11        (.61)     (.04)    (.65)    11.55   10.21
1997 (c)                         11.17         .15         (.08)     .07        (.15)       --     (.15)    11.09     .67
----------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA***
Class A (3/86)
1998                            $10.28        $.53        $ .34    $ .87       $(.53)       --    $(.53)   $10.62    8.69%
1997                             10.05         .54          .23      .77        (.54)       --     (.54)    10.28    7.79
1996                             10.23         .55         (.18)     .37        (.55)       --     (.55)    10.05    3.67
1995                             10.08         .57          .15      .72        (.57)       --     (.57)    10.23    7.45
1994                             10.51         .57         (.42)     .15        (.58)       --     (.58)    10.08    1.30
Class B (2/97)
1998                             10.28         .45          .35      .80        (.46)       --     (.46)    10.62    7.89
1997 (c)                         10.33         .12         (.06)     .06        (.11)       --     (.11)    10.28     .64
Class C (10/93)
1998                             10.26         .47          .34      .81        (.47)       --     (.47)    10.60    8.09
1997                             10.03         .48          .23      .71        (.48)       --     (.48)    10.26    7.20
1996                             10.22         .49         (.18)     .31        (.50)       --     (.50)    10.03    3.01
1995                             10.06         .51          .16      .67        (.51)       --     (.51)    10.22    6.97
1994 (c)                         10.84         .32         (.78)    (.46)       (.32)       --     (.32)    10.06   (6.26)*
Class R (2/97)
1998                             10.28         .55          .34      .89        (.55)       --     (.55)    10.62    8.88
1997 (c)                         10.27         .18          .01      .19        (.18)       --     (.18)    10.28    1.92
----------------------------------------------------------------------------------------------------------------------------

                                         Ratios/Supplemental Data
---------------------------------------------------------------------------------
                                  Ratio                      Ratio
                                 of Net                     of Net
                  Ratio of   Investment     Ratio of    Investment
                  Expenses    Income to     Expenses     Income to
                to Average      Average   to Average       Average
                Net Assets   Net Assets   Net Assets    Net Assets
                    Before       Before        After         After    Portfolio
  Ending Net    Reimburse-   Reimburse-   Reimburse-    Reimburse-     Turnover
Assets (000)          ment         ment      ment(a)       ment(a)         Rate
---------------------------------------------------------------------------------
    $ 89,143          .88%        5.00%         .75%         5.13%          15%
      76,030         1.03         5.14          .79          5.38           25
      72,005         1.09         5.17          .80          5.46           26
      68,145         1.18         5.45          .83          5.80           44
      66,281         1.12         5.10          .66          5.56           22

       8,999         1.62         4.21         1.45          4.38           15
         917         1.65*        4.50*        1.46*         4.69*          25

      13,682         1.42         4.45         1.29          4.58           15
       7,645         1.57         4.59         1.33          4.83           25
       5,658         1.64         4.58         1.35          4.87           26
       3,220         1.73         4.85         1.37          5.21           44
       1,501         1.68*        4.34*        1.23*         4.79*          22

          28          .67         5.17          .52          5.32           15
          --          .08*        5.27*         .04*         5.31*          25
=================================================================================

    $186,340          .86%        5.06%         .86%         5.06%          29%
     181,595         1.00         5.24          .93          5.31           23
     185,016         1.03         5.19          .90          5.32           54
     191,850         1.06         5.58          .91          5.73           35
     196,087         1.04         5.26          .89          5.41           21

       3,609         1.61         4.23         1.61          4.23           29
         271         1.62*        4.60*        1.62*         4.60*          23

       8,291         1.41         4.50         1.41         4.50            29
       7,065         1.54         4.70         1.48         4.76            23
       6,589         1.58         4.64         1.45         4.77            54
       6,049         1.61         4.98         1.46         5.13            35
       4,161         1.79*        4.35*        1.49*        4.65*           21

         848          .66         5.24          .66         5.24            29
         405          .66*        5.57*         .66*        5.57*           23
=================================================================================

*   Annualized.
** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Louisiana.
*** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship North Carolina.
+ The amount shown includes a distribution in excess of capital gains of $.01 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) From commencement of class operations as noted.

               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                        Investment Operations            Less Distributions
                                  -------------------------------  -------------------------------


                                                       Net
                       Beginning                 Realized/                                          Ending
                             Net         Net    Unrealized                Net                          Net
Year Ended                 Asset  Investment    Investment         Investment   Capital              Asset      Total
May 31,                    Value  Income (a)   Gain (Loss)  Total      Income      Gain      Total   Value Return (b)
---------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA**
Class A (7/93)
1998                      $ 9.53        $.49        $ .44   $ .93       $(.49)    $  --     $(.49)  $ 9.97      9.95%
1997                        9.28         .51          .24     .75        (.50)       --      (.50)    9.53      8.28
1996                        9.45         .48         (.15)    .33        (.50)       --      (.50)    9.28      3.53
1995                        9.20         .50          .25     .75        (.50)       --      (.50)    9.45      8.54
1994 (c)                    9.58         .42         (.38)    .04        (.39)     (.03)     (.42)    9.20       .15*
Class B (2/97)
1998                        9.52         .41          .45     .86        (.42)       --      (.42)    9.96      9.17
1997 (c)                    9.61         .13         (.11)    .02        (.11)       --      (.11)    9.52       .20
Class C (2/97)
1998                        9.52         .43          .45     .88        (.44)       --      (.44)    9.96      9.37
1997 (c)                    9.63         .13         (.13)     --        (.11)       --      (.11)    9.52       .03
Class R (2/97)
1998                        9.54         .51          .43     .94        (.51)       --      (.51)    9.97     10.10
1997 (c)                    9.60         .14         (.07)    .07        (.13)       --      (.13)    9.54       .75
====================================================================================================================
TENNESSEE***
Class A (11/87)
1998                      $11.06        $.58        $ .40   $ .98       $(.58)    $  --     $(.58)  $11.46      9.01%
1997                       10.83         .59          .23     .82        (.59)       --      (.59)   11.06      7.71
1996                       11.01         .59         (.18)    .41        (.59)       --      (.59)   10.83      3.78
1995                       10.78         .60          .23     .83        (.60)       --      (.60)   11.01      8.04
1994                       11.23         .61         (.43)    .18        (.61)     (.02)     (.63)   10.78      1.55
Class B (2/97)
1998                       11.06         .49          .40     .89        (.49)       --      (.49)   11.46      8.21
1997 (c)                   11.14         .14         (.09)    .05        (.13)       --      (.13)   11.06       .42
Class C (10/93)
1998                       11.05         .52          .39     .91        (.51)       --      (.51)   11.45      8.39
1997                       10.82         .53          .23     .76        (.53)       --      (.53)   11.05      7.12
1996                       11.00         .53         (.18)    .35        (.53)       --      (.53)   10.82      3.22
1995                       10.78         .54          .22     .76        (.54)       --      (.54)   11.00      7.35
1994 (c)                   11.61         .35         (.83)   (.48)       (.34)     (.01)     (.35)   10.78     (5.92)*
Class R (2/97)
1998                       11.04         .60          .40    1.00        (.60)       --      (.60)   11.44      9.20
1997 (c)                   11.09         .20         (.05)    .15        (.20)       --      (.20)   11.04      1.40
=======================================================================================================================

                                                               Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------
                                                           Ratio                      Ratio
                                                          of Net                     of Net
                                           Ratio of   Investment     Ratio of    Investment
                                           Expenses    Income to     Expenses     Income to
                                         to Average      Average   to Average       Average
                                         Net Assets   Net Assets   Net Assets    Net Assets
                                             Before       Before        After          After   Portfolio
Year Ended                 Ending Net    Reimburse-   Reimburse-   Reimburse-    Reimburse-     Turnover
May 31,                  Assets (000)          ment         ment         ment       ment(a)         Rate
--------------------------------------------------------------------------------------------------------
SOUTH CAROLINA**

Class A (7/93)
1998                         $ 11,591          1.32%        4.18%         .56%         4.94%         59%
1997                            9,629          1.55         4.22          .41          5.36          68
1996                           10,534          1.53         4.16          .71          4.98          76
1995                            9,013          1.86         4.08          .40          5.54          87
1994 (c)                        6,284          2.12*        3.10*         .40*         4.82*         88

Class B (2/97)
1998                              724          2.06         3.39         1.30          4.15          59
1997 (c)                          160          2.12*        3.84*        1.09*         4.87*         68

Class C (2/97)
1998                              875          1.86         3.63         1.11          4.38          59
1997 (c)                          420          1.91*        3.85*         .90*         4.86*         68

Class R (2/97)
1998                              110          1.11         4.39          .35          5.15          59
1997 (c)                           25          1.17*        4.70*         .14*         5.73*         68
=======================================================================================================
TENNESSEE***

Class A (11/87)
1998                         $278,232           .84%        5.09%         .82%         5.11%         15%
1997                          257,475           .97         5.23          .85          5.35          23
1996                          250,886          1.01         5.17          .88          5.30          38
1995                          241,778          1.07         5.46          .89          5.64          23
1994                          236,230          1.02         5.16          .76          5.42          17

Class B (2/97)
1998                            5,775          1.59         4.30         1.58          4.31          15
1997 (c)                          537          1.60*        4.49*        1.37*         4.72*         23

Class C (10/93)
1998                           20,673          1.39         4.53         1.37          4.55          15
1997                           15,049          1.53         4.67         1.40          4.80          23
1996                           15,483          1.56         4.62         1.43          4.75          38
1995                           12,494          1.62         4.90         1.44          5.08          23
1994 (c)                       10,652          1.63*        4.40*        1.23*         4.80*         17

Class R (2/97)
1998                              534           .64         5.27          .62          5.29          15
1997 (c)                          248           .66*        5.55*         .46*         5.75*         23
=======================================================================================================

*   Annualized.
** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship South Carolina.
*** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Tennessee.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) From commencement of class operations as noted.

Building a Better Portfolio
Can Make You a Successful Investor

Nuveen Family
of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse Growth Fund

Growth and Income
European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Tax-Free Income

National Funds
Long-Term Insured
Intermediate-Term
Limited-Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

As of August 8, 1998
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


NUVEEN               1898
OUR SECOND CENTURY   1998
   helping investors sustain the wealth of a lifetime./TM/

   John Nuveen & Co. Incorporated
   333 West Wacker Drive
   Chicago, IL 60606-1286

   www.nuveen.com

                                                                      VAN-4-5.98

                         PART C--OTHER INFORMATION

ITEM 23: EXHIBITS.

(b) Exhibits:

 a(1).     Declaration of Trust of Registrant. Filed as Exhibit 1(a) to
           Registrant's Registration Statement on Form N-1A (File No.
           333-16611) and incorporated herein by reference thereto.
 a(2).     Amended and Restated Establishment and Designation of Series
           of Shares of Beneficial Interest dated October 11, 1996. Filed as Exhibit 1(b) to Registrant's Registration Statement on Form
           N-1A (File No. 333-16611) and incorporated herein by reference thereto.
 a(3).     Certificate for the Establishment and Designation of Classes
           dated July 10, 1996. Filed as Exhibit 1(c) to Registrant's
           Registration Statement on Form N-1A (File No. 333-16611) and
           incorporated herein by reference thereto.
 a(4).     Incumbency Certificate. Filed as Exhibit 1(d) to Post-Effec-
           tive Amendment No. 1 to Registrant's Registration Statement on
           Form N-1A (File No. 333-16611) and incorporated herein by ref-
           erence thereto.
    b.     By-Laws of Registrant. Filed as Exhibit 2 to Registrant's Reg-
           istration Statement on Form N-1A (File No. 333-16611) and in-
           corporated herein by reference thereto.
    c.     Specimen certificates of Shares of each Fund. Filed as Exhibit
           4 to Registrant's Registration Statement on Form N-1A (File
           No. 333-16611) and incorporated herein by reference thereto.
 d(1).     Investment Management Agreement between Registrant and Nuveen
           Advisory Corp. Filed as Exhibit 5 to Post-Effective Amendment
           No. 1 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16611) and incorporated herein by reference
           thereto.
 d(2).     Renewal of Investment Management Agreement dated May 5, 1998.
 e(1).     Distribution Agreement between Registrant and John Nuveen &
           Co. Incorporated. Filed as Exhibit 6 to Post-Effective Amend-
           ment No. 1 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16611) and incorporated herein by reference
           thereto.
 e(2).     Renewal of Distribution Agreement dated July 31, 1998.
    f.     Not applicable.
    g.     Custodian Agreement between Registrant and Chase Manhattan
           Bank. Filed as Exhibit 8 to Post-Effective Amendment No. 1 to
           Registrant's Registration Statement on Form N-1A (File No.
           333-16611) and incorporated herein by reference thereto.
    h.     Transfer Agency Agreement between Registrant and Chase Global
           Funds Services Company.
    i.     Opinion of Morgan, Lewis, and Bockius LLP.
 j(1).     Consent of Arthur Andersen LLP, Independent Public Accoun-
           tants.
 j(2).     Consent of Deloitte & Touche LLP, Independent Auditors.
    k.     Not applicable.
    l.     Not applicable.
    m.     Plan of Distribution and Service Pursuant to Rule 12b-1 for
           the Class A Shares, Class B Shares and Class C Shares of each
           Fund. Filed as Exhibit 15 to Registrant's Registration State-
           ment on Form N-1A (File No. 333-16611) and incorporated herein by reference thereto.
    n.     Financial Data Schedule.
    o.     Multi-Class Plan Adopted Pursuant to Rule 18f-3. Filed as Ex-
           hibit 18 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16611) and incorporated herein by reference
           thereto.
 z(1).     Original Powers of Attorney for each Director authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to exe-
           cute the Registration Statement on his or her behalf. Filed as
           Exhibit 99(a) to Post-Effective Amendment No. 1 to Regis-
           trant's Registration Statement on Form N-1A (File No. 333-
           16611) and incorporated herein by reference thereto.
 z(2).     Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Reg-
           istrant's Registration Statement pursuant to power of attor-
           ney.
 z(3).     Code of Ethics and Reporting Requirements. Filed as Exhibit
           99(c) to Post-Effective Amendment No. 1 to Registrant's Regis-
           tration Statement on Form N-1A (File No. 333-16611) and incor-
           porated herein by reference thereto.

ITEM 24: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not applicable.

ITEM 25: INDEMNIFICATION
Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                ----------------

The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Flagship Admiral Funds Inc., Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., and Nuveen Tax-Free Reserves, Inc. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium Income Municipal Fund 2. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than Timothy R. Schwertfeger and Anthony T. Dean, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.

Timothy R. Schwertfeger is Chairman and Director of Nuveen Advisory Corp., the investment adviser. Mr. Schwertfeger has, during the last two years, been Chairman and Director and formerly Executive Vice President and Director of the John Nuveen Company, John Nuveen & Co. Incorporated, and Nuveen Institutional Advisory Corp. Anthony T. Dean is President and Director of Nuveen Advisory Corp., the investment adviser. Mr. Dean has, during the last two years, been President (since July 1996) and Director and formerly Executive Vice President and Director of The John Nuveen Company, John Nuveen & Co. Incorporated and Nuveen Institutional Advisory Corp.

ITEM 27: PRINCIPAL UNDERWRITERS
(a) John Nuveen & Co., Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Tax-Free Reserves, Inc., Flagship Admiral Funds Inc., and Nuveen Investment Trust. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust, and Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3.

(b)

NAME AND PRINCIPAL            POSITIONS AND OFFICES        POSITIONS AND OFFICES
BUSINESS ADDRESS              WITH UNDERWRITER             WITH REGISTRANT
--------------------------------------------------------------------------------
Timothy R. Schwertfeger       Chairman of the Board,       Chairman of the Board
333 West Wacker Drive         Chief Executive Officer      and Director
Chicago, IL 60606             and Director
Anthony T. Dean               President and Director       President and Trustee
333 West Wacker Drive
Chicago, IL 60606
John P. Amboian               Executive Vice President     None
333 West Wacker Drive         and Chief Financial Officer
Chicago, IL 60606
Bruce P. Bedford              Executive Vice President     None
333 West Wacker Drive Chica-
go, IL 60606
William Adams IV              Vice President               None
333 West Wacker Drive
Chicago, IL 60606
Alan Berkshire                Vice President and Secretary Vice President and
333 West Wacker Drive                                      Assistant Secretary
Chicago, IL 60606

                                                            POSITIONS AND
NAME AND PRINCIPAL  POSITIONS AND OFFICES                   OFFICES
BUSINESS ADDRESS    WITH UNDERWRITER                        WITH REGISTRANT
-------------------------------------------------------------------------------
Clifton L. Fenton   Vice President                          None
333 West Wacker
Drive
Chicago, IL 60606
Kathleen M.         Vice President                          Vice President
Flanagan
333 West Wacker
Drive
Chicago, IL 60606
Stephen D. Foy      Vice President                          None
333 West Wacker
Drive
Chicago, IL 60606
Michael G. Gaffney  Vice President                          None
333 West Wacker
Drive
Chicago, IL 60606
Anna R. Kucinskis   Vice President                          Vice President
333 West Wacker
Drive
Chicago, IL 60606
Robert B. Kuppen-   Vice President                          None
heimer
19900 MacArthur
Blvd.
Irvine, CA 92612
Larry W. Martin     Vice President and                      Vice President and
333 West Wacker     Assistant Secretary                     Assistant Secretary
Drive
Chicago, IL 60606
Thomas C. Muntz     Vice President                          None
333 West Wacker
Drive
Chicago, IL 60606
Stuart W. Rogers    Vice President                          None
333 West Wacker
Drive
Chicago, IL 60606
Bradford W. Shaw,   Vice President                          None
Jr.
333 West Wacker
Drive
Chicago, IL 60606
H. William          Vice President                          Vice President and
Stabenow            and Treasurer                           Treasurer
333 West Wacker
Drive
Chicago, IL 60606
Paul C. Williams    Vice President                          None
333 West Wacker
Drive
Chicago, IL 60606
Margaret E. Wilson  Vice President and Corporate Controller None
333 West Wacker
Drive
Chicago, IL 60606
Gifford R. Zimmer-  Vice President                          Vice President and
man                 and Secretary                           Secretary
333 West Wacker
Drive
Chicago, IL 60606

(c) Not applicable.

ITEM 28: LOCATION OF ACCOUNTS AND RECORDS
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp.

Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Funds.

ITEM 29: MANAGEMENT SERVICES
Not applicable.

ITEM 30: UNDERTAKINGS
(a) Not applicable.

(b) Not applicable.

(c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.

(d) The Registrant agrees to call a meeting of shareholders for the purpose of voting upon the question of the removal of any trustee or trustees when requested to do so in writing by the record holders of at least 10% of the Registrant's outstanding shares and to assist the shareholders in communications with other shareholders as required by section 16(c) of the Act.

                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT THIS REGISTRATION STATEMENT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS UNDER PARAGRAPH (A) OF RULE 485 UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, ON THE 30TH DAY OF SEPTEMBER, 1998.

                                     NUVEEN FLAGSHIP MULTISTATE TRUST III

                                          /s/ Gifford R. Zimmerman
                                     -----------------------------------------
                                          Gifford R. Zimmerman, Vice President

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

            SIGNATURE                     TITLE                       DATE
            ---------                     -----                       ----
      /s/ Stephen D. Foy
 -------------------------------
         Stephen D. Foy          Vice President and            September 30, 1998
                                  Controller (Principal
                                  Financial and
                                  Accounting Officer)
     Timothy R. Schwertfeger     Chairman of the Board
                                  and Trustee (Principal
                                  Executive Officer)
         Anthony T. Dean         President and Trustee
        Robert P. Bremner        Trustee
        Lawrence H. Brown        Trustee
      Anne E. Impellizzeri       Trustee
         Peter R. Sawers         Trustee
      William J. Schneider       Trustee
       Judith M. Stockdale       Trustee

                                                     /s/ Gifford R. Zimmerman
                                                By____________________________
                                                        Gifford R. Zimmerman
                                                          Attorney-in-Fact

                                                      September 30, 1998


AN ORIGINAL POWER OF ATTORNEY AUTHORIZING, AMONG OTHERS, GIFFORD R. ZIMMERMAN AND LARRY W. MARTIN TO EXECUTE THIS REGISTRATION STATEMENT, AND AMENDMENTS THERETO, FOR EACH OF THE OFFICERS AND TRUSTEES OF REGISTRANT ON WHOSE BEHALF THIS REGISTRATION STATEMENT IS FILED, HAS BEEN EXECUTED AND IS FILED AS AN EXHIBIT.

                                 EXHIBIT INDEX

                                                                   SEQUENTIALLY
  EXHIBIT                                                            NUMBERED
  NUMBER                          EXHIBIT                              PAGE
  -------                         -------                          ------------
 d(2).     Renewal of Investment Management Agreement dated May
           5, 1998.
 e(2).     Renewal of Distribution Agreement dated July 31,
           1998.
    h.     Transfer Agency Service Agreement.
    i.     Opinion of Morgan Lewis & Bockius LLP
 j(1).     Consent of Arthur Andersen LLP, Independent Public
           Accountants.
 j(2).     Consent of Deloitte & Touche LLP, Independent Audi-
           tors.
    n.     Financial Data Schedule.
 z(2).     Certified copy of Resolution of Board of Trustees au-
           thorizing the signing of the names of trustees and
           officers on the Registrant's Registration Statement
           pursuant to power of attorney.